UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1796

Fidelity Destiny Portfolios
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2008

Item 1. Reports to Stockholders

Fidelity Destiny® Portfolios:
Fidelity® Advisor
Diversified Stock Fund -
Class A

Annual Report

September 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	3	Ned Johnson's message to shareholders.
Performance	4	How the fund has done over time.
Management's Discussion	5	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	7	A summary of major shifts in the fund's investments over the past six months.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	12	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	17	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers	24
Distributions	28
Proxy Voting Results	29
Board Approval of Investment Advisory Contracts and Management Fees	30

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2008	Past 1 year	Past 5 years	Past 10 years
Class A A	-30.42%	2.16%	-2.41%
$50/month 15-Year Plan B	-65.21%	0.03%	-2.91%

A The fund began offering Class A (effective July 12, 2005, Class N was renamed Class A) shares on April 30, 1999. The total returns for Class A reported for periods prior to April 30, 1999 are those of Class O, restated to reflect the higher 12b-1 and transfer agent fee applicable to Class A.

B The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified Stock Fund: Class A on September 30, 1998. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Class A took place on April 30, 1999. See above for additional information regarding the performance of Class A.

Annual Report

Advisor Diversified Stock Fund

Management's Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Advisor Diversified Stock Fund

Stocks fell sharply for the 12 months ending September 30, 2008, amid a backdrop of falling home values, tight credit and scarce liquidity. In that time frame, the Standard & Poor's 500SM Index declined 21.98%. Of the 10 market sectors in the S&P 500®, only consumer staples had a positive return, rising just under 1%. The others all suffered double-digit losses, led by the roughly 39% decline of the financials sector. In the final quarter of the period, under the strain of a credit crisis and dwindling capital, several of the largest institutions on Wall Street went bankrupt, were forced into acquisitions or were seized by the U.S. government. When Congress failed to agree on a financial bailout plan toward period end, a sell-off of historic proportions ensued. The Dow Jones Industrial AverageSM plummeted roughly 778 points on September 29 - its worst single-day point loss ever - and finished down 19.85% for the 12 months overall, while the NASDAQ Composite® Index dropped 21.99%. The MSCI® Europe, Australasia, Far East (EAFE®) Index - a measure of developed markets outside the U.S. and Canada - fell 30.39%, exacerbated by the renewed strength of the U.S. dollar.

For the year ending September 30, 2008, the fund's Class A shares returned -30.42% (excluding sales charges), lagging the S&P 500. Versus the index, the fund's growth bias detracted in a sharply declining market. Additionally, the meltdown in financials took its toll, as overweightings in Wachovia, American International Group (AIG), Lehman Brothers, Citigroup and Ambac Financial Group hurt. Meanwhile, underweighting Wells Fargo had a slightly negative impact due to its outperformance. Stock selection further detracted in consumer staples, information technology and industrials. Out-of-index holding MoneyGram International fell prey to soured subprime-mortgage-backed investments. An underweighting in consumer staples - accounted for in part by a minimal exposure to discount retailer Wal-Mart - also hurt. The fund did not own MoneyGram International, a money-transfer company, AIG, Lehman Brothers, Ambac Financial Group, Wells Fargo or Wal-Mart at period end. Conversely, my picks in telecommunication services modestly aided the fund's results, as did a small cash position. At the stock level, Bank of America was the fund's top contributor and also its largest position at period end. I added significantly to our holdings in July, about the time the stock was set to rebound. Other notable contributors were Switzerland-based food and beverage holding Nestle, biotechnology stock Genentech - both out-of-index holdings - and credit card provider MasterCard. Not owning mortgage securitizer Freddie Mac further contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period* April 1, 2008 to September 30, 2008
Class O	.50%
Actual		$ 1,000.00	$ 837.50	$ 2.30
HypotheticalA		$ 1,000.00	$ 1,022.50	$ 2.53
Class A	.96%
Actual		$ 1,000.00	$ 835.10	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.20	$ 4.85
Class T	1.28%
Actual		$ 1,000.00	$ 833.80	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.46
Class B	1.80%
Actual		$ 1,000.00	$ 832.00	$ 8.24
Hypothetical A		$ 1,000.00	$ 1,016.00	$ 9.07
Class C	1.79%
Actual		$ 1,000.00	$ 832.00	$ 8.20
HypotheticalA		$ 1,000.00	$ 1,016.05	$ 9.02
Institutional Class	.70%
Actual		$ 1,000.00	$ 836.80	$ 3.21
HypotheticalA		$ 1,000.00	$ 1,021.50	$ 3.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	4.5	1.4
JPMorgan Chase & Co.	3.5	1.6
Corning, Inc.	3.2	2.1
Cisco Systems, Inc.	3.1	2.3
Exxon Mobil Corp.	2.8	3.5
Verizon Communications, Inc.	2.2	1.7
Google, Inc. Class A (sub. vtg.)	2.0	1.3
Pfizer, Inc.	1.9	0.0
MEMC Electronic Materials, Inc.	1.9	0.0
Nestle SA (Reg.)	1.8	1.8
	26.9
Top Five Market Sectors as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.0	21.0
Financials	16.1	13.5
Energy	11.5	12.6
Health Care	10.7	11.6
Industrials	10.6	14.0
Asset Allocation (% of fund's net assets)
As of September 30, 2008 *		As of March 31, 2008 **
	Stocks 99.7%		Stocks 98.7%
	Convertible Securities 0.0%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 1.3%
* Foreign investments	17.9%	** Foreign investments	21.0%

Annual Report

Investments September 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 6.7%
Distributors - 0.6%
Li & Fung Ltd.	5,000,000	$ 12,235,470
Hotels, Restaurants & Leisure - 0.2%
McCormick & Schmick's Seafood Restaurants (a)	394,608	3,843,482
Household Durables - 1.4%
Centex Corp.	1,000,000	16,200,000
Champion Enterprises, Inc. (a)	400,000	2,220,000
La-Z-Boy, Inc.	177,600	1,655,232
Pulte Homes, Inc.	500,000	6,985,000
		27,060,232
Internet & Catalog Retail - 0.7%
Gaiam, Inc. Class A (a)	328,100	3,477,860
NutriSystem, Inc. (e)	600,000	10,632,000
		14,109,860
Media - 1.9%
Comcast Corp. Class A	700,000	13,741,000
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,200,000	4,728,000
The DIRECTV Group, Inc. (a)	275,000	7,196,750
Time Warner, Inc.	725,000	9,504,750
		35,170,500
Specialty Retail - 1.5%
Dick's Sporting Goods, Inc. (a)	250,000	4,895,000
Lowe's Companies, Inc.	450,000	10,660,500
Staples, Inc.	350,000	7,875,000
The Men's Wearhouse, Inc.	200,000	4,248,000
		27,678,500
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc. (a)	175,000	3,806,250
Ports Design Ltd.	1,999,900	3,662,970
		7,469,220
TOTAL CONSUMER DISCRETIONARY		127,567,264
CONSUMER STAPLES - 9.4%
Beverages - 2.0%
InBev SA	100,000	5,947,357
Molson Coors Brewing Co. Class B	225,000	10,518,750
The Coca-Cola Co.	400,000	21,152,000
		37,618,107
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	350,000	11,781,000
Sysco Corp.	250,000	7,707,500
United Natural Foods, Inc. (a)	500,000	12,495,000
Whole Foods Market, Inc. (e)	250,000	5,007,500
		36,991,000
Food Products - 2.6%
Groupe Danone	75,000	5,318,003

	Shares	Value
Marine Harvest ASA (a)	19,000,000	$ 9,478,980
Nestle SA (Reg.)	800,000	34,577,106
		49,374,089
Household Products - 2.2%
Energizer Holdings, Inc. (a)	165,000	13,290,750
Procter & Gamble Co.	425,000	29,618,250
		42,909,000
Personal Products - 0.7%
Avon Products, Inc.	300,000	12,471,000
TOTAL CONSUMER STAPLES		179,363,196
ENERGY - 11.5%
Energy Equipment & Services - 1.7%
BJ Services Co.	350,000	6,695,500
Complete Production Services, Inc. (a)	150,000	3,019,500
Hercules Offshore, Inc. (a)	125,000	1,895,000
Key Energy Services, Inc. (a)	450,000	5,220,000
National Oilwell Varco, Inc. (a)	75,000	3,767,250
Noble Corp.	175,000	7,682,500
North American Energy Partners, Inc. (a)	292,100	3,029,078
		31,308,828
Oil, Gas & Consumable Fuels - 9.8%
Chesapeake Energy Corp.	200,000	7,172,000
Chevron Corp.	400,000	32,992,000
ConocoPhillips	250,000	18,312,500
Copano Energy LLC	200,000	4,892,000
EOG Resources, Inc.	150,000	13,419,000
Exxon Mobil Corp.	700,000	54,362,000
Hess Corp.	125,000	10,260,000
Lukoil Oil Co. sponsored ADR	150,000	8,962,500
OAO Gazprom sponsored ADR	215,000	6,729,500
Peabody Energy Corp.	150,000	6,750,000
Petrobank Energy & Resources Ltd. (a)	50,000	1,895,434
Suncor Energy, Inc.	75,000	3,100,338
Teekay Corp.	75,000	1,978,500
Ultra Petroleum Corp. (a)	100,000	5,534,000
XTO Energy, Inc.	225,000	10,467,000
		186,826,772
TOTAL ENERGY		218,135,600
FINANCIALS - 16.1%
Capital Markets - 3.0%
Goldman Sachs Group, Inc.	200,600	25,676,800
KKR Private Equity Investors, LP	1,000,000	9,750,000
Morgan Stanley	400,000	9,200,000
State Street Corp.	200,000	11,376,000
		56,002,800
Commercial Banks - 0.9%
Huntington Bancshares, Inc. (e)	950,000	7,590,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
M&T Bank Corp. (e)	75,000	$ 6,693,750
Wachovia Corp.	700,000	2,450,000
		16,734,250
Diversified Financial Services - 9.6%
Bank of America Corp.	2,450,000	85,749,997
CIT Group, Inc.	375,000	2,610,000
Citigroup, Inc.	500,000	10,255,000
CME Group, Inc.	25,000	9,287,750
Heckmann Corp. (a)	650,000	5,362,500
JPMorgan Chase & Co.	1,426,600	66,622,220
KKR Financial Holdings LLC	550,000	3,498,000
		183,385,467
Insurance - 1.5%
Genworth Financial, Inc. Class A (non-vtg.)	650,000	5,596,500
Hartford Financial Services Group, Inc.	175,000	7,173,250
LandAmerica Financial Group, Inc.	200,000	4,850,000
RenaissanceRe Holdings Ltd.	136,100	7,077,200
XL Capital Ltd. Class A	250,000	4,485,000
		29,181,950
Real Estate Investment Trusts - 0.2%
Redwood Trust, Inc.	200,000	4,346,000
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp.	500,000	3,515,000
Radian Group, Inc. (e)	2,800,000	14,112,000
		17,627,000
TOTAL FINANCIALS		307,277,467
HEALTH CARE - 10.7%
Biotechnology - 1.7%
Alnylam Pharmaceuticals, Inc. (a)	135,000	3,908,250
Amgen, Inc. (a)	250,000	14,817,500
Cephalon, Inc. (a)	50,000	3,874,500
Genentech, Inc. (a)	100,000	8,868,000
		31,468,250
Health Care Equipment & Supplies - 0.8%
ArthroCare Corp. (a)	25,872	717,172
Conceptus, Inc. (a)	500,000	8,290,000
Mindray Medical International Ltd. sponsored ADR	175,000	5,902,750
		14,909,922
Health Care Providers & Services - 3.5%
athenahealth, Inc. (e)	225,000	7,485,750
DaVita, Inc. (a)	75,000	4,275,750
Henry Schein, Inc. (a)	125,000	6,730,000
Humana, Inc. (a)	350,000	14,420,000
Medco Health Solutions, Inc. (a)	325,000	14,625,000

	Shares	Value
UnitedHealth Group, Inc.	550,000	$ 13,964,500
WellPoint, Inc. (a)	125,000	5,846,250
		67,347,250
Health Care Technology - 0.4%
MedAssets, Inc.	429,500	7,387,400
Life Sciences Tools & Services - 0.9%
Covance, Inc. (a)	15,000	1,326,150
ICON PLC sponsored ADR	30,000	1,147,500
Illumina, Inc. (a)	120,000	4,863,600
QIAGEN NV (a)	225,000	4,439,250
Waters Corp. (a)	100,000	5,818,000
		17,594,500
Pharmaceuticals - 3.4%
Merck & Co., Inc.	550,000	17,358,000
Pfizer, Inc.	2,000,000	36,880,000
Schering-Plough Corp.	600,000	11,082,000
		65,320,000
TOTAL HEALTH CARE		204,027,322
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.5%
Honeywell International, Inc.	700,000	29,085,000
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	80,017	4,077,666
Airlines - 0.3%
Ryanair Holdings PLC sponsored ADR (a)	200,000	4,486,000
Building Products - 0.2%
Universal Forest Products, Inc.	125,000	4,363,750
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	450,000	4,999,500
Healthcare Services Group, Inc.	600,000	10,974,000
		15,973,500
Electrical Equipment - 6.2%
ABB Ltd. sponsored ADR	250,000	4,850,000
Evergreen Solar, Inc. (a)(e)	3,750,000	20,700,000
First Solar, Inc. (a)	25,000	4,722,750
Gintech Energy Corp.	600,000	3,236,036
Motech Industries, Inc.	1,699,470	7,635,982
Q-Cells AG (a)(e)	250,000	20,955,857
Renewable Energy Corp. AS (a)	700,000	12,972,369
SolarWorld AG	450,000	18,934,253
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(e)	650,000	23,315,500
		117,322,747
Machinery - 0.4%
Flowserve Corp.	50,000	4,438,500
Terex Corp. (a)	125,000	3,815,000
		8,253,500
Professional Services - 0.9%
Corporate Executive Board Co.	175,000	5,468,750
CoStar Group, Inc. (a)	99,985	4,538,319
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Equifax, Inc.	150,000	$ 5,167,500
Manpower, Inc.	50,000	2,158,000
		17,332,569
TOTAL INDUSTRIALS		200,894,732
INFORMATION TECHNOLOGY - 26.0%
Communications Equipment - 8.2%
Cisco Systems, Inc. (a)	2,575,000	58,092,000
Corning, Inc.	3,950,000	61,778,000
Harris Corp.	100,000	4,620,000
Infinera Corp. (a)	169,800	1,623,288
Juniper Networks, Inc. (a)	300,000	6,321,000
Nice Systems Ltd. sponsored ADR (a)	275,000	7,491,000
QUALCOMM, Inc.	400,000	17,188,000
		157,113,288
Computers & Peripherals - 1.3%
Apple, Inc. (a)	170,000	19,322,200
NetApp, Inc. (a)	300,000	5,469,000
		24,791,200
Electronic Equipment & Components - 1.4%
Acacia Research Corp. - Acacia Technologies (a)(f)	1,600,000	4,832,000
Comverge, Inc. (a)(e)	600,000	2,760,000
Everlight Electronics Co. Ltd.	2,249,952	4,702,912
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,000,000	10,718,461
Itron, Inc. (a)	50,000	4,426,500
		27,439,873
Internet Software & Services - 2.8%
Equinix, Inc. (a)(e)	100,000	6,946,000
Google, Inc. Class A (sub. vtg.) (a)	95,000	38,049,400
Omniture, Inc. (a)	200,000	3,672,000
Terremark Worldwide, Inc. (a)	600,000	4,122,000
		52,789,400
IT Services - 4.8%
Cognizant Technology Solutions Corp. Class A (a)	1,100,000	25,113,000
MasterCard, Inc. Class A	100,000	17,733,000
Paychex, Inc.	1,000,000	33,030,000
Visa, Inc.	250,000	15,347,500
		91,223,500
Semiconductors & Semiconductor Equipment - 4.7%
ARM Holdings PLC sponsored ADR	2,500,000	13,000,000
ASML Holding NV (NY Shares)	500,000	8,805,000
Broadcom Corp. Class A (a)	250,000	4,657,500
Globe Specialty Metals, Inc. (Reg. S) (a)	150,015	2,775,278

	Shares	Value
Lam Research Corp. (a)	300,000	$ 9,447,000
MEMC Electronic Materials, Inc. (a)	1,250,000	35,325,000
National Semiconductor Corp.	200,020	3,442,344
Taiwan Semiconductor Manufacturing Co. Ltd.	4,500,208	7,528,292
Varian Semiconductor Equipment Associates, Inc. (a)	175,000	4,396,000
		89,376,414
Software - 2.8%
Adobe Systems, Inc. (a)	250,000	9,867,500
Autonomy Corp. PLC (a)	450,000	8,355,957
Microsoft Corp.	800,000	21,352,000
Quality Systems, Inc. (e)	150,000	6,339,000
Salesforce.com, Inc. (a)	150,000	7,260,000
		53,174,457
TOTAL INFORMATION TECHNOLOGY		495,908,132
MATERIALS - 3.0%
Chemicals - 0.8%
Monsanto Co.	150,000	14,847,000
Metals & Mining - 2.1%
ArcelorMittal SA (NY Shares) Class A (e)	75,000	3,703,500
Barrick Gold Corp.	250,000	9,153,044
Newcrest Mining Ltd.	250,000	5,194,152
Newmont Mining Corp.	200,000	7,752,000
Timminco Ltd. (a)(e)	1,028,600	14,108,944
		39,911,640
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	250,000	2,325,000
TOTAL MATERIALS		57,083,640
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.2%
Verizon Communications, Inc.	1,300,000	41,717,000
Wireless Telecommunication Services - 0.3%
Bharti Airtel Ltd. (a)	375,000	6,380,917
TOTAL TELECOMMUNICATION SERVICES		48,097,917
UTILITIES - 3.2%
Electric Utilities - 3.1%
Entergy Corp.	250,000	22,252,500
Exelon Corp.	500,000	31,310,000
FPL Group, Inc.	100,000	5,030,000
		58,592,500
Independent Power Producers & Energy Traders - 0.1%
Clipper Windpower PLC (a)	422,896	2,553,305
TOTAL UTILITIES		61,145,805
TOTAL COMMON STOCKS (Cost $2,308,233,229)		1,899,501,075
Convertible Bonds - 0.0%
	Principal Amount	Value
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp. 7.75% 6/1/15 (d)	$ 2,950,000	$ 107,314
TOTAL CONVERTIBLE BONDS (Cost $843,465)		107,314
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 1.92% (b)	2,792,220	2,792,220
Fidelity Securities Lending Cash Central Fund, 2.14% (b)(c)	98,169,740	98,169,740
TOTAL MONEY MARKET FUNDS (Cost $100,961,960)		100,961,960
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $2,410,038,654)		2,000,570,349
NET OTHER ASSETS - (5.0)%		(95,945,334)
NET ASSETS - 100%		$ 1,904,625,015
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,264,690
Fidelity Securities Lending Cash Central Fund	4,336,961
Total	$ 6,601,651
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acacia Research Corp. - Acacia Technologies	$ 9,542,000	$ 7,543,843	$ -	$ -	$ 4,832,000
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.1%
Germany	2.1%
Switzerland	2.1%
Canada	2.0%
Cayman Islands	1.9%
Taiwan	1.8%
United Kingdom	1.8%
Norway	1.2%
Others (individually less than 1%)	5.0%
100.0%
Income Tax Information
At September 30, 2008, the fund had a capital loss carryforward of approximately $42,755,310 all of which will expire on September 30, 2011.
The fund intends to elect to defer to its fiscal year ending September 30, 2009 approximately $319,440,838 of losses recognized during the period November 1, 2007 to September 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2008
Assets
Investment in securities, at value (including securities loaned of $97,797,433) - See accompanying schedule: Unaffiliated issuers (cost $2,292,512,004)	$ 1,894,776,389
Fidelity Central Funds (cost $100,961,960)	100,961,960
Other affiliated issuers (cost $16,564,690)	4,832,000
Total Investments (cost $2,410,038,654)		$ 2,000,570,349
Cash		3,163,557
Foreign currency held at value (cost $56,350)		52,915
Receivable for investments sold		144,497,255
Receivable for fund shares sold		56,301
Dividends receivable		2,270,811
Distributions receivable from Fidelity Central Funds		443,762
Prepaid expenses		1,810
Other receivables		117,481
Total assets		2,151,174,241

Liabilities
Payable for investments purchased	$ 145,811,239
Payable for fund shares redeemed	1,467,795
Accrued management fee	729,995
Distribution fees payable	36,790
Other affiliated payables	120,549
Other payables and accrued expenses	213,118
Collateral on securities loaned, at value	98,169,740
Total liabilities		246,549,226

Net Assets		$ 1,904,625,015
Net Assets consist of:
Paid in capital		$ 2,725,638,258
Undistributed net investment income		23,968,403
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(435,444,948)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(409,536,698)
Net Assets		$ 1,904,625,015

Statement of Assets and Liabilities - continued

September 30, 2008
Class O: Net Asset Value, offering price and redemption price per share ($1,758,887,626 ÷ 145,838,647 shares)	$ 12.06

Class A: Net Asset Value and redemption price per share ($124,522,163 ÷ 10,550,265 shares)	$ 11.80

Maximum offering price per share (100/94.25 of $11.80)	$ 12.52
Class T: Net Asset Value and redemption price per share ($12,444,305 ÷ 1,064,126 shares)	$ 11.69

Maximum offering price per share (100/96.50 of $11.69)	$ 12.11
Class B: Net Asset Value and offering price per share ($852,820 ÷ 73,593 shares)A	$ 11.59

Class C: Net Asset Value and offering price per share ($2,675,641 ÷ 230,876 shares)A	$ 11.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,242,460 ÷ 431,568 shares)	$ 12.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2008
Investment Income
Dividends		$ 39,253,287
Interest		114,799
Income from Fidelity Central Funds (including $4,336,961 from security lending)		6,601,651
Total income		45,969,737

Expenses
Management fee	$ 10,975,080
Transfer agent fees	597,391
Distribution fees	554,656
Accounting and security lending fees	925,094
Custodian fees and expenses	294,295
Independent trustees' compensation	11,170
Depreciation in deferred trustee compensation account	(1,470)
Registration fees	73,163
Audit	73,204
Legal	27,152
Interest	10,033
Miscellaneous	35,966
Total expenses before reductions	13,575,734
Expense reductions	(180,743)	13,394,991
Net investment income (loss)		32,574,746
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $104,790)	(328,322,384)
Foreign currency transactions	(143,912)
Total net realized gain (loss)		(328,466,296)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $410,571)	(576,193,789)
Assets and liabilities in foreign currencies	(112,877)
Total change in net unrealized appreciation (depreciation)		(576,306,666)
Net gain (loss)		(904,772,962)
Net increase (decrease) in net assets resulting from operations		$ (872,198,216)

Statement of Changes in Net Assets

	Year ended September 30, 2008	Year ended September 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,574,746	$ 29,562,750
Net realized gain (loss)	(328,466,296)	549,424,345
Change in net unrealized appreciation (depreciation)	(576,306,666)	(5,640,666)
Net increase (decrease) in net assets resulting from operations	(872,198,216)	573,346,429
Distributions to shareholders from net investment income	(29,099,203)	(30,072,413)
Share transactions - net increase (decrease)	(330,088,276)	(1,049,322,859)
Total increase (decrease) in net assets	(1,231,385,695)	(506,048,843)

Net Assets
Beginning of period	3,136,010,710	3,642,059,553
End of period (including undistributed net investment income of $23,968,403 and undistributed net investment income of $22,785,930, respectively)	$ 1,904,625,015	$ 3,136,010,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.44	$ 14.82	$ 13.51	$ 11.85	$ 11.06
Income from Investment Operations
Net investment income (loss) C	.20	.15	.13	.16 F	.10
Net realized and unrealized gain (loss)	(5.41)	2.62	1.29	1.66	.78
Total from investment operations	(5.21)	2.77	1.42	1.82	.88
Distributions from net investment income	(.17)	(.15)	(.11)	(.16)	(.09)
Net asset value, end of period	$ 12.06	$ 17.44	$ 14.82	$ 13.51	$ 11.85
Total Return A,B	(30.13)%	18.83%	10.55%	15.46%	7.96%
Ratios to Average Net Assets D,G
Expenses before reductions	.49%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.44%	.47%
Net investment income (loss)	1.30%	.95%	.90%	1.27% F	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,758,888	$ 2,878,127	$ 2,915,932	$ 2,988,758	$ 3,099,403
Portfolio turnover rate E	121%	148%	66%	130%	52%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,

2008

2007

2006

2005 J

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.07	$ 14.53	$ 13.24	$ 11.62	$ 10.87
Income from Investment Operations
Net investment income (loss) D	.13	.08	.06	.08 G	- I
Net realized and unrealized gain (loss)	(5.29)	2.56	1.28	1.62	.77
Total from investment operations	(5.16)	2.64	1.34	1.70	.77
Distributions from net investment income	(.11)	(.10)	(.05)	(.08)	(.02)
Net asset value, end of period	$ 11.80	$ 17.07	$ 14.53	$ 13.24	$ 11.62
Total Return A,B,C	(30.42)%	18.25%	10.13%	14.68%	7.08%
Ratios to Average Net Assets E,H
Expenses before reductions	.92%	.91%	.95%	1.09%	1.29%
Expenses net of fee waivers, if any	.92%	.91%	.95%	1.08%	1.29%
Expenses net of all reductions	.91%	.90%	.94%	1.03%	1.27%
Net investment income (loss)	.87%	.52%	.44%	.67% G	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 124,522	$ 182,686	$ 130,332	$ 80,938	$ 52,741
Portfolio turnover rate F	121%	148%	66%	130%	52%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.91	$ 14.45	$ 13.24	$ 12.84
Income from Investment Operations
Net investment income (loss) E	.08	.03	.02	- J
Net realized and unrealized gain (loss)	(5.26)	2.54	1.27	.40
Total from investment operations	(5.18)	2.57	1.29	.40
Distributions from net investment income	(.04)	(.11)	(.08)	-
Net asset value, end of period	$ 11.69	$ 16.91	$ 14.45	$ 13.24
Total Return B,C,D	(30.69)%	17.90%	9.75%	3.12%
Ratios to Average Net Assets F,I
Expenses before reductions	1.27%	1.23%	1.25%	1.18% A
Expenses net of fee waivers, if any	1.27%	1.23%	1.25%	1.18% A
Expenses net of all reductions	1.26%	1.22%	1.24%	1.13% A
Net investment income (loss)	.53%	.20%	.14%	(.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,444	$ 26,732	$ 12,646	$ 199
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 14.38	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	- J	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	(5.21)	2.54	1.27	.40
Total from investment operations	(5.21)	2.48	1.21	.38
Distributions from net investment income	-	(.06)	(.05)	-
Net asset value, end of period	$ 11.59	$ 16.80	$ 14.38	$ 13.22
Total Return B,C,D	(31.01)%	17.26%	9.19%	2.96%
Ratios to Average Net Assets F,I
Expenses before reductions	1.79%	1.81%	1.82%	1.72% A
Expenses net of fee waivers, if any	1.79%	1.81%	1.82%	1.72% A
Expenses net of all reductions	1.78%	1.80%	1.81%	1.67% A
Net investment income (loss)	-% K	(.37)%	(.42)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 853	$ 1,356	$ 909	$ 106
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 14.37	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	- J	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	(5.21)	2.54	1.28	.40
Total from investment operations	(5.21)	2.48	1.22	.38
Distributions from net investment income	-	(.05)	(.07)	-
Net asset value, end of period	$ 11.59	$ 16.80	$ 14.37	$ 13.22
Total Return B,C,D	(31.01)%	17.31%	9.20%	2.96%
Ratios to Average Net Assets F,I
Expenses before reductions	1.79%	1.79%	1.84%	1.69% A
Expenses net of fee waivers, if any	1.79%	1.79%	1.84%	1.69% A
Expenses net of all reductions	1.78%	1.78%	1.84%	1.64% A
Net investment income (loss)	.01%	(.36)%	(.45)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,676	$ 4,897	$ 2,758	$ 103
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended September 30,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 17.56	$ 14.77	$ 13.50	$ 13.08
Income from Investment Operations
Net investment income (loss) D	.17	.12	.09	.01
Net realized and unrealized gain (loss)	(5.45)	2.67	1.29	.41
Total from investment operations	(5.28)	2.79	1.38	.42
Distributions from net investment income	(.13)	-	(.11)	-
Net asset value, end of period	$ 12.15	$ 17.56	$ 14.77	$ 13.50
Total Return B,C	(30.25)%	18.89%	10.26%	3.21%
Ratios to Average Net Assets E,H
Expenses before reductions	.69%	.65%	.77%	.69% A
Expenses net of fee waivers, if any	.69%	.65%	.77%	.69% A
Expenses net of all reductions	.69%	.64%	.76%	.64% A
Net investment income (loss)	1.10%	.78%	.62%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,242	$ 42,212	$ 579,483	$ 103
Portfolio turnover rate F	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2008

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I: O and Destiny Plans I: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 57,688,955
Unrealized depreciation	(540,474,408)
Net unrealized appreciation (depreciation)	(482,785,453)
Undistributed ordinary income	14,592,556
Capital loss carryforward	(42,755,310)

Cost for federal income tax purposes	$ 2,483,355,802

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	September 30, 2008	September 30, 2007
Ordinary Income	$ 29,099,203	$ 30,072,413

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,063,970,355 and $3,281,811,129, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 402,529	$ 45,948
Class T	.25%	.25%	101,950	-
Class B	.75%	.25%	11,528	8,646
Class C	.75%	.25%	38,649	4,520
			$ 554,656	$ 59,114

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ -
Class T	-
Class B*	2,086
Class C*	153
$ 2,239

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for Class O. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 168,209.01
Class A	305,528.19
Class T	57,641.28
Class B	3,539.31
Class C	11,748.30
Institutional Class	50,726.21
	$ 597,391

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $51,328 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,864,231	2.40%	$ 8,544

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $5,289 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,641,000. The weighted average interest rate was 2.38%. The interest expense amounted to $1,489 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $171,023 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7,012. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 1,255
Class A	1,443
Class T	10
$ 2,708

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $442,808, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

Annual Report

Notes to Financial Statements - continued

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2008	2007
From net investment income
Class O	$ 27,569,037	$ 28,900,136
Class A	1,164,481	976,377
Class T	63,471	177,927
Class B	-	5,391
Class C	-	12,582
Institutional Class	302,214	-
Total	$ 29,099,203	$ 30,072,413

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2008	2007	2008	2007
Class O
Shares sold	2,809,636	3,506,962	$ 42,942,919	$ 55,847,896
Reinvestment of distributions	1,406,128	1,573,620	23,327,681	24,375,356
Shares redeemed	(23,420,609)	(36,793,773)	(357,643,087)	(593,298,582)
Net increase (decrease)	(19,204,845)	(31,713,191)	$ (291,372,487)	$ (513,075,330)
Class A
Shares sold	1,916,877	3,127,611	$ 29,044,672	$ 48,834,750
Reinvestment of distributions	67,920	61,138	1,106,419	930,525
Shares redeemed	(2,133,670)	(1,462,015)	(31,565,740)	(23,133,989)
Net increase (decrease)	(148,873)	1,726,734	$ (1,414,649)	$ 26,631,286
Class T
Shares sold	144,111	1,103,751	$ 2,148,071	$ 16,839,396
Reinvestment of distributions	3,888	11,601	62,953	175,291
Shares redeemed	(664,659)	(409,973)	(9,666,105)	(6,466,921)
Net increase (decrease)	(516,660)	705,379	$ (7,455,081)	$ 10,547,766
Class B
Shares sold	17,433	70,820	$ 261,385	$ 1,073,799
Reinvestment of distributions	-	325	-	4,907
Shares redeemed	(24,585)	(53,648)	(355,361)	(836,615)
Net increase (decrease)	(7,152)	17,497	$ (93,976)	$ 242,091
Class C
Shares sold	36,917	190,781	$ 534,062	$ 2,924,440
Reinvestment of distributions	-	771	-	11,622
Shares redeemed	(97,551)	(91,877)	(1,404,629)	(1,415,932)
Net increase (decrease)	(60,634)	99,675	$ (870,567)	$ 1,520,130
Institutional Class
Shares sold	37,397	2,418,447	$ 604,201	$ 36,833,323
Reinvestment of distributions	4,675	-	78,258	-
Shares redeemed	(2,014,582)	(39,238,416)	(29,563,975)	(612,022,125)
Net increase (decrease)	(1,972,510)	(36,819,969)	$ (28,881,516)	$ (575,188,802)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 25, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-

2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	7,301,245,402.99	95.180
Withheld	369,727,258.69	4.820
TOTAL	7,670,972,661.68	100.000
Dennis J. Dirks
Affirmative	7,315,162,274.23	95.362
Withheld	355,810,387.45	4.638
TOTAL	7,670,972,661.68	100.000
Edward C. Johnson 3d
Affirmative	7,279,566,042.90	94.898
Withheld	391,406,618.78	5.102
TOTAL	7,670,972,661.68	100.000
Alan J. Lacy
Affirmative	7,308,976,735.47	95.281
Withheld	361,995,926.21	4.719
TOTAL	7,670,972,661.68	100.000
Ned C. Lautenbach
Affirmative	7,311,645,783.73	95.316
Withheld	359,326,877.95	4.684
TOTAL	7,670,972,661.68	100.000
Joseph Mauriello
Affirmative	7,299,247,385.40	95.154
Withheld	371,725,276.28	4.846
TOTAL	7,670,972,661.68	100.000
Cornelia M. Small
Affirmative	7,304,074,583.68	95.217
Withheld	366,898,078.00	4.783
TOTAL	7,670,972,661.68	100.000
William S. Stavropoulos
Affirmative	7,288,328,101.58	95.012
Withheld	382,644,560.10	4.988
TOTAL	7,670,972,661.68	100.000
David M. Thomas
Affirmative	7,310,154,938.14	95.296
Withheld	360,817,723.54	4.704
TOTAL	7,670,972,661.68	100.000
Michael E. Wiley
Affirmative	7,291,195,796.49	95.049
Withheld	379,776,865.19	4.951
TOTAL	7,670,972,661.68	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Destiny Portfolios to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	5,886,523,798.95	76.738
Against	1,431,969,592.63	18.667
Abstain	340,360,558.94	4.437
Broker Non-Votes	12,118,711.16	0.158
TOTAL	7,670,972,661.68	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 3% means that 97% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIN-UANN-1108
1.837886.102

Fidelity Destiny® Portfolios:
Fidelity® Advisor
Diversified Stock Fund -
Class O

Annual Report

September 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	3	Ned Johnson's message to shareholders.
Performance	4	How the fund has done over time.
Management's Discussion	5	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	7	A summary of major shifts in the fund's investments over the past six months.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	12	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	17	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers	24
Distributions	28
Proxy Voting Results	29
Board Approval of Investment Advisory Contracts and Management Fees	30

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2008	Past 1 year	Past 5 years	Past 10 years
Class O	-30.13%	2.73%	-1.72%
$50/month 15-Year Plan A	-66.60%	-0.98%	-3.01%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.7% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified Stock Fund: Class O on September 30, 1998. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Advisor Diversified Stock Fund

Management's Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Advisor Diversified Stock Fund

Stocks fell sharply for the 12 months ending September 30, 2008, amid a backdrop of falling home values, tight credit and scarce liquidity. In that time frame, the Standard & Poor's 500SM Index declined 21.98%. Of the 10 market sectors in the S&P 500®, only consumer staples had a positive return, rising just under 1%. The others all suffered double-digit losses, led by the roughly 39% decline of the financials sector. In the final quarter of the period, under the strain of a credit crisis and dwindling capital, several of the largest institutions on Wall Street went bankrupt, were forced into acquisitions or were seized by the U.S. government. When Congress failed to agree on a financial bailout plan toward period end, a sell-off of historic proportions ensued. The Dow Jones Industrial AverageSM plummeted roughly 778 points on September 29 - its worst single-day point loss ever - and finished down 19.85% for the 12 months overall, while the NASDAQ Composite® Index dropped 21.99%. The MSCI® Europe, Australasia, Far East (EAFE®) Index - a measure of developed markets outside the U.S. and Canada - fell 30.39%, exacerbated by the renewed strength of the U.S. dollar.

For the year ending September 30, 2008, the fund's Class O shares returned -30.13% (excluding sales charges), lagging the S&P 500. Versus the index, the fund's growth bias detracted in a sharply declining market. Additionally, the meltdown in financials took its toll, as overweightings in Wachovia, American International Group (AIG), Lehman Brothers, Citigroup and Ambac Financial Group hurt. Meanwhile, underweighting Wells Fargo had a slightly negative impact due to its outperformance. Stock selection further detracted in consumer staples, information technology and industrials. Out-of-index holding MoneyGram International fell prey to soured subprime-mortgage-backed investments. An underweighting in consumer staples - accounted for in part by a minimal exposure to discount retailer Wal-Mart - also hurt. The fund did not own MoneyGram International, a money-transfer company, AIG, Lehman Brothers, Ambac Financial Group, Wells Fargo or Wal-Mart at period end. Conversely, my picks in telecommunication services modestly aided the fund's results, as did a small cash position. At the stock level, Bank of America was the fund's top contributor and also its largest position at period end. I added significantly to our holdings in July, about the time the stock was set to rebound. Other notable contributors were Switzerland-based food and beverage holding Nestle, biotechnology stock Genentech - both out-of-index holdings - and credit card provider MasterCard. Not owning mortgage securitizer Freddie Mac further contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period* April 1, 2008 to September 30, 2008
Class O	.50%
Actual		$ 1,000.00	$ 837.50	$ 2.30
HypotheticalA		$ 1,000.00	$ 1,022.50	$ 2.53
Class A	.96%
Actual		$ 1,000.00	$ 835.10	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.20	$ 4.85
Class T	1.28%
Actual		$ 1,000.00	$ 833.80	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.46
Class B	1.80%
Actual		$ 1,000.00	$ 832.00	$ 8.24
Hypothetical A		$ 1,000.00	$ 1,016.00	$ 9.07
Class C	1.79%
Actual		$ 1,000.00	$ 832.00	$ 8.20
HypotheticalA		$ 1,000.00	$ 1,016.05	$ 9.02
Institutional Class	.70%
Actual		$ 1,000.00	$ 836.80	$ 3.21
HypotheticalA		$ 1,000.00	$ 1,021.50	$ 3.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	4.5	1.4
JPMorgan Chase & Co.	3.5	1.6
Corning, Inc.	3.2	2.1
Cisco Systems, Inc.	3.1	2.3
Exxon Mobil Corp.	2.8	3.5
Verizon Communications, Inc.	2.2	1.7
Google, Inc. Class A (sub. vtg.)	2.0	1.3
Pfizer, Inc.	1.9	0.0
MEMC Electronic Materials, Inc.	1.9	0.0
Nestle SA (Reg.)	1.8	1.8
	26.9
Top Five Market Sectors as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.0	21.0
Financials	16.1	13.5
Energy	11.5	12.6
Health Care	10.7	11.6
Industrials	10.6	14.0
Asset Allocation (% of fund's net assets)
As of September 30, 2008 *		As of March 31, 2008 **
	Stocks 99.7%		Stocks 98.7%
	Convertible Securities 0.0%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 1.3%
* Foreign investments	17.9%	** Foreign investments	21.0%

Annual Report

Investments September 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 6.7%
Distributors - 0.6%
Li & Fung Ltd.	5,000,000	$ 12,235,470
Hotels, Restaurants & Leisure - 0.2%
McCormick & Schmick's Seafood Restaurants (a)	394,608	3,843,482
Household Durables - 1.4%
Centex Corp.	1,000,000	16,200,000
Champion Enterprises, Inc. (a)	400,000	2,220,000
La-Z-Boy, Inc.	177,600	1,655,232
Pulte Homes, Inc.	500,000	6,985,000
		27,060,232
Internet & Catalog Retail - 0.7%
Gaiam, Inc. Class A (a)	328,100	3,477,860
NutriSystem, Inc. (e)	600,000	10,632,000
		14,109,860
Media - 1.9%
Comcast Corp. Class A	700,000	13,741,000
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,200,000	4,728,000
The DIRECTV Group, Inc. (a)	275,000	7,196,750
Time Warner, Inc.	725,000	9,504,750
		35,170,500
Specialty Retail - 1.5%
Dick's Sporting Goods, Inc. (a)	250,000	4,895,000
Lowe's Companies, Inc.	450,000	10,660,500
Staples, Inc.	350,000	7,875,000
The Men's Wearhouse, Inc.	200,000	4,248,000
		27,678,500
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc. (a)	175,000	3,806,250
Ports Design Ltd.	1,999,900	3,662,970
		7,469,220
TOTAL CONSUMER DISCRETIONARY		127,567,264
CONSUMER STAPLES - 9.4%
Beverages - 2.0%
InBev SA	100,000	5,947,357
Molson Coors Brewing Co. Class B	225,000	10,518,750
The Coca-Cola Co.	400,000	21,152,000
		37,618,107
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	350,000	11,781,000
Sysco Corp.	250,000	7,707,500
United Natural Foods, Inc. (a)	500,000	12,495,000
Whole Foods Market, Inc. (e)	250,000	5,007,500
		36,991,000
Food Products - 2.6%
Groupe Danone	75,000	5,318,003

	Shares	Value
Marine Harvest ASA (a)	19,000,000	$ 9,478,980
Nestle SA (Reg.)	800,000	34,577,106
		49,374,089
Household Products - 2.2%
Energizer Holdings, Inc. (a)	165,000	13,290,750
Procter & Gamble Co.	425,000	29,618,250
		42,909,000
Personal Products - 0.7%
Avon Products, Inc.	300,000	12,471,000
TOTAL CONSUMER STAPLES		179,363,196
ENERGY - 11.5%
Energy Equipment & Services - 1.7%
BJ Services Co.	350,000	6,695,500
Complete Production Services, Inc. (a)	150,000	3,019,500
Hercules Offshore, Inc. (a)	125,000	1,895,000
Key Energy Services, Inc. (a)	450,000	5,220,000
National Oilwell Varco, Inc. (a)	75,000	3,767,250
Noble Corp.	175,000	7,682,500
North American Energy Partners, Inc. (a)	292,100	3,029,078
		31,308,828
Oil, Gas & Consumable Fuels - 9.8%
Chesapeake Energy Corp.	200,000	7,172,000
Chevron Corp.	400,000	32,992,000
ConocoPhillips	250,000	18,312,500
Copano Energy LLC	200,000	4,892,000
EOG Resources, Inc.	150,000	13,419,000
Exxon Mobil Corp.	700,000	54,362,000
Hess Corp.	125,000	10,260,000
Lukoil Oil Co. sponsored ADR	150,000	8,962,500
OAO Gazprom sponsored ADR	215,000	6,729,500
Peabody Energy Corp.	150,000	6,750,000
Petrobank Energy & Resources Ltd. (a)	50,000	1,895,434
Suncor Energy, Inc.	75,000	3,100,338
Teekay Corp.	75,000	1,978,500
Ultra Petroleum Corp. (a)	100,000	5,534,000
XTO Energy, Inc.	225,000	10,467,000
		186,826,772
TOTAL ENERGY		218,135,600
FINANCIALS - 16.1%
Capital Markets - 3.0%
Goldman Sachs Group, Inc.	200,600	25,676,800
KKR Private Equity Investors, LP	1,000,000	9,750,000
Morgan Stanley	400,000	9,200,000
State Street Corp.	200,000	11,376,000
		56,002,800
Commercial Banks - 0.9%
Huntington Bancshares, Inc. (e)	950,000	7,590,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
M&T Bank Corp. (e)	75,000	$ 6,693,750
Wachovia Corp.	700,000	2,450,000
		16,734,250
Diversified Financial Services - 9.6%
Bank of America Corp.	2,450,000	85,749,997
CIT Group, Inc.	375,000	2,610,000
Citigroup, Inc.	500,000	10,255,000
CME Group, Inc.	25,000	9,287,750
Heckmann Corp. (a)	650,000	5,362,500
JPMorgan Chase & Co.	1,426,600	66,622,220
KKR Financial Holdings LLC	550,000	3,498,000
		183,385,467
Insurance - 1.5%
Genworth Financial, Inc. Class A (non-vtg.)	650,000	5,596,500
Hartford Financial Services Group, Inc.	175,000	7,173,250
LandAmerica Financial Group, Inc.	200,000	4,850,000
RenaissanceRe Holdings Ltd.	136,100	7,077,200
XL Capital Ltd. Class A	250,000	4,485,000
		29,181,950
Real Estate Investment Trusts - 0.2%
Redwood Trust, Inc.	200,000	4,346,000
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp.	500,000	3,515,000
Radian Group, Inc. (e)	2,800,000	14,112,000
		17,627,000
TOTAL FINANCIALS		307,277,467
HEALTH CARE - 10.7%
Biotechnology - 1.7%
Alnylam Pharmaceuticals, Inc. (a)	135,000	3,908,250
Amgen, Inc. (a)	250,000	14,817,500
Cephalon, Inc. (a)	50,000	3,874,500
Genentech, Inc. (a)	100,000	8,868,000
		31,468,250
Health Care Equipment & Supplies - 0.8%
ArthroCare Corp. (a)	25,872	717,172
Conceptus, Inc. (a)	500,000	8,290,000
Mindray Medical International Ltd. sponsored ADR	175,000	5,902,750
		14,909,922
Health Care Providers & Services - 3.5%
athenahealth, Inc. (e)	225,000	7,485,750
DaVita, Inc. (a)	75,000	4,275,750
Henry Schein, Inc. (a)	125,000	6,730,000
Humana, Inc. (a)	350,000	14,420,000
Medco Health Solutions, Inc. (a)	325,000	14,625,000

	Shares	Value
UnitedHealth Group, Inc.	550,000	$ 13,964,500
WellPoint, Inc. (a)	125,000	5,846,250
		67,347,250
Health Care Technology - 0.4%
MedAssets, Inc.	429,500	7,387,400
Life Sciences Tools & Services - 0.9%
Covance, Inc. (a)	15,000	1,326,150
ICON PLC sponsored ADR	30,000	1,147,500
Illumina, Inc. (a)	120,000	4,863,600
QIAGEN NV (a)	225,000	4,439,250
Waters Corp. (a)	100,000	5,818,000
		17,594,500
Pharmaceuticals - 3.4%
Merck & Co., Inc.	550,000	17,358,000
Pfizer, Inc.	2,000,000	36,880,000
Schering-Plough Corp.	600,000	11,082,000
		65,320,000
TOTAL HEALTH CARE		204,027,322
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.5%
Honeywell International, Inc.	700,000	29,085,000
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	80,017	4,077,666
Airlines - 0.3%
Ryanair Holdings PLC sponsored ADR (a)	200,000	4,486,000
Building Products - 0.2%
Universal Forest Products, Inc.	125,000	4,363,750
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	450,000	4,999,500
Healthcare Services Group, Inc.	600,000	10,974,000
		15,973,500
Electrical Equipment - 6.2%
ABB Ltd. sponsored ADR	250,000	4,850,000
Evergreen Solar, Inc. (a)(e)	3,750,000	20,700,000
First Solar, Inc. (a)	25,000	4,722,750
Gintech Energy Corp.	600,000	3,236,036
Motech Industries, Inc.	1,699,470	7,635,982
Q-Cells AG (a)(e)	250,000	20,955,857
Renewable Energy Corp. AS (a)	700,000	12,972,369
SolarWorld AG	450,000	18,934,253
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(e)	650,000	23,315,500
		117,322,747
Machinery - 0.4%
Flowserve Corp.	50,000	4,438,500
Terex Corp. (a)	125,000	3,815,000
		8,253,500
Professional Services - 0.9%
Corporate Executive Board Co.	175,000	5,468,750
CoStar Group, Inc. (a)	99,985	4,538,319
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Equifax, Inc.	150,000	$ 5,167,500
Manpower, Inc.	50,000	2,158,000
		17,332,569
TOTAL INDUSTRIALS		200,894,732
INFORMATION TECHNOLOGY - 26.0%
Communications Equipment - 8.2%
Cisco Systems, Inc. (a)	2,575,000	58,092,000
Corning, Inc.	3,950,000	61,778,000
Harris Corp.	100,000	4,620,000
Infinera Corp. (a)	169,800	1,623,288
Juniper Networks, Inc. (a)	300,000	6,321,000
Nice Systems Ltd. sponsored ADR (a)	275,000	7,491,000
QUALCOMM, Inc.	400,000	17,188,000
		157,113,288
Computers & Peripherals - 1.3%
Apple, Inc. (a)	170,000	19,322,200
NetApp, Inc. (a)	300,000	5,469,000
		24,791,200
Electronic Equipment & Components - 1.4%
Acacia Research Corp. - Acacia Technologies (a)(f)	1,600,000	4,832,000
Comverge, Inc. (a)(e)	600,000	2,760,000
Everlight Electronics Co. Ltd.	2,249,952	4,702,912
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,000,000	10,718,461
Itron, Inc. (a)	50,000	4,426,500
		27,439,873
Internet Software & Services - 2.8%
Equinix, Inc. (a)(e)	100,000	6,946,000
Google, Inc. Class A (sub. vtg.) (a)	95,000	38,049,400
Omniture, Inc. (a)	200,000	3,672,000
Terremark Worldwide, Inc. (a)	600,000	4,122,000
		52,789,400
IT Services - 4.8%
Cognizant Technology Solutions Corp. Class A (a)	1,100,000	25,113,000
MasterCard, Inc. Class A	100,000	17,733,000
Paychex, Inc.	1,000,000	33,030,000
Visa, Inc.	250,000	15,347,500
		91,223,500
Semiconductors & Semiconductor Equipment - 4.7%
ARM Holdings PLC sponsored ADR	2,500,000	13,000,000
ASML Holding NV (NY Shares)	500,000	8,805,000
Broadcom Corp. Class A (a)	250,000	4,657,500
Globe Specialty Metals, Inc. (Reg. S) (a)	150,015	2,775,278

	Shares	Value
Lam Research Corp. (a)	300,000	$ 9,447,000
MEMC Electronic Materials, Inc. (a)	1,250,000	35,325,000
National Semiconductor Corp.	200,020	3,442,344
Taiwan Semiconductor Manufacturing Co. Ltd.	4,500,208	7,528,292
Varian Semiconductor Equipment Associates, Inc. (a)	175,000	4,396,000
		89,376,414
Software - 2.8%
Adobe Systems, Inc. (a)	250,000	9,867,500
Autonomy Corp. PLC (a)	450,000	8,355,957
Microsoft Corp.	800,000	21,352,000
Quality Systems, Inc. (e)	150,000	6,339,000
Salesforce.com, Inc. (a)	150,000	7,260,000
		53,174,457
TOTAL INFORMATION TECHNOLOGY		495,908,132
MATERIALS - 3.0%
Chemicals - 0.8%
Monsanto Co.	150,000	14,847,000
Metals & Mining - 2.1%
ArcelorMittal SA (NY Shares) Class A (e)	75,000	3,703,500
Barrick Gold Corp.	250,000	9,153,044
Newcrest Mining Ltd.	250,000	5,194,152
Newmont Mining Corp.	200,000	7,752,000
Timminco Ltd. (a)(e)	1,028,600	14,108,944
		39,911,640
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	250,000	2,325,000
TOTAL MATERIALS		57,083,640
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.2%
Verizon Communications, Inc.	1,300,000	41,717,000
Wireless Telecommunication Services - 0.3%
Bharti Airtel Ltd. (a)	375,000	6,380,917
TOTAL TELECOMMUNICATION SERVICES		48,097,917
UTILITIES - 3.2%
Electric Utilities - 3.1%
Entergy Corp.	250,000	22,252,500
Exelon Corp.	500,000	31,310,000
FPL Group, Inc.	100,000	5,030,000
		58,592,500
Independent Power Producers & Energy Traders - 0.1%
Clipper Windpower PLC (a)	422,896	2,553,305
TOTAL UTILITIES		61,145,805
TOTAL COMMON STOCKS (Cost $2,308,233,229)		1,899,501,075
Convertible Bonds - 0.0%
	Principal Amount	Value
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp. 7.75% 6/1/15 (d)	$ 2,950,000	$ 107,314
TOTAL CONVERTIBLE BONDS (Cost $843,465)		107,314
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 1.92% (b)	2,792,220	2,792,220
Fidelity Securities Lending Cash Central Fund, 2.14% (b)(c)	98,169,740	98,169,740
TOTAL MONEY MARKET FUNDS (Cost $100,961,960)		100,961,960
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $2,410,038,654)		2,000,570,349
NET OTHER ASSETS - (5.0)%		(95,945,334)
NET ASSETS - 100%		$ 1,904,625,015
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,264,690
Fidelity Securities Lending Cash Central Fund	4,336,961
Total	$ 6,601,651
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acacia Research Corp. - Acacia Technologies	$ 9,542,000	$ 7,543,843	$ -	$ -	$ 4,832,000
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.1%
Germany	2.1%
Switzerland	2.1%
Canada	2.0%
Cayman Islands	1.9%
Taiwan	1.8%
United Kingdom	1.8%
Norway	1.2%
Others (individually less than 1%)	5.0%
100.0%
Income Tax Information
At September 30, 2008, the fund had a capital loss carryforward of approximately $42,755,310 all of which will expire on September 30, 2011.
The fund intends to elect to defer to its fiscal year ending September 30, 2009 approximately $319,440,838 of losses recognized during the period November 1, 2007 to September 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2008
Assets
Investment in securities, at value (including securities loaned of $97,797,433) - See accompanying schedule: Unaffiliated issuers (cost $2,292,512,004)	$ 1,894,776,389
Fidelity Central Funds (cost $100,961,960)	100,961,960
Other affiliated issuers (cost $16,564,690)	4,832,000
Total Investments (cost $2,410,038,654)		$ 2,000,570,349
Cash		3,163,557
Foreign currency held at value (cost $56,350)		52,915
Receivable for investments sold		144,497,255
Receivable for fund shares sold		56,301
Dividends receivable		2,270,811
Distributions receivable from Fidelity Central Funds		443,762
Prepaid expenses		1,810
Other receivables		117,481
Total assets		2,151,174,241

Liabilities
Payable for investments purchased	$ 145,811,239
Payable for fund shares redeemed	1,467,795
Accrued management fee	729,995
Distribution fees payable	36,790
Other affiliated payables	120,549
Other payables and accrued expenses	213,118
Collateral on securities loaned, at value	98,169,740
Total liabilities		246,549,226

Net Assets		$ 1,904,625,015
Net Assets consist of:
Paid in capital		$ 2,725,638,258
Undistributed net investment income		23,968,403
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(435,444,948)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(409,536,698)
Net Assets		$ 1,904,625,015

Statement of Assets and Liabilities - continued

September 30, 2008
Class O: Net Asset Value, offering price and redemption price per share ($1,758,887,626 ÷ 145,838,647 shares)	$ 12.06

Class A: Net Asset Value and redemption price per share ($124,522,163 ÷ 10,550,265 shares)	$ 11.80

Maximum offering price per share (100/94.25 of $11.80)	$ 12.52
Class T: Net Asset Value and redemption price per share ($12,444,305 ÷ 1,064,126 shares)	$ 11.69

Maximum offering price per share (100/96.50 of $11.69)	$ 12.11
Class B: Net Asset Value and offering price per share ($852,820 ÷ 73,593 shares)A	$ 11.59

Class C: Net Asset Value and offering price per share ($2,675,641 ÷ 230,876 shares)A	$ 11.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,242,460 ÷ 431,568 shares)	$ 12.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2008
Investment Income
Dividends		$ 39,253,287
Interest		114,799
Income from Fidelity Central Funds (including $4,336,961 from security lending)		6,601,651
Total income		45,969,737

Expenses
Management fee	$ 10,975,080
Transfer agent fees	597,391
Distribution fees	554,656
Accounting and security lending fees	925,094
Custodian fees and expenses	294,295
Independent trustees' compensation	11,170
Depreciation in deferred trustee compensation account	(1,470)
Registration fees	73,163
Audit	73,204
Legal	27,152
Interest	10,033
Miscellaneous	35,966
Total expenses before reductions	13,575,734
Expense reductions	(180,743)	13,394,991
Net investment income (loss)		32,574,746
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $104,790)	(328,322,384)
Foreign currency transactions	(143,912)
Total net realized gain (loss)		(328,466,296)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $410,571)	(576,193,789)
Assets and liabilities in foreign currencies	(112,877)
Total change in net unrealized appreciation (depreciation)		(576,306,666)
Net gain (loss)		(904,772,962)
Net increase (decrease) in net assets resulting from operations		$ (872,198,216)

Statement of Changes in Net Assets

	Year ended September 30, 2008	Year ended September 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,574,746	$ 29,562,750
Net realized gain (loss)	(328,466,296)	549,424,345
Change in net unrealized appreciation (depreciation)	(576,306,666)	(5,640,666)
Net increase (decrease) in net assets resulting from operations	(872,198,216)	573,346,429
Distributions to shareholders from net investment income	(29,099,203)	(30,072,413)
Share transactions - net increase (decrease)	(330,088,276)	(1,049,322,859)
Total increase (decrease) in net assets	(1,231,385,695)	(506,048,843)

Net Assets
Beginning of period	3,136,010,710	3,642,059,553
End of period (including undistributed net investment income of $23,968,403 and undistributed net investment income of $22,785,930, respectively)	$ 1,904,625,015	$ 3,136,010,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.44	$ 14.82	$ 13.51	$ 11.85	$ 11.06
Income from Investment Operations
Net investment income (loss) C	.20	.15	.13	.16 F	.10
Net realized and unrealized gain (loss)	(5.41)	2.62	1.29	1.66	.78
Total from investment operations	(5.21)	2.77	1.42	1.82	.88
Distributions from net investment income	(.17)	(.15)	(.11)	(.16)	(.09)
Net asset value, end of period	$ 12.06	$ 17.44	$ 14.82	$ 13.51	$ 11.85
Total Return A,B	(30.13)%	18.83%	10.55%	15.46%	7.96%
Ratios to Average Net Assets D,G
Expenses before reductions	.49%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.44%	.47%
Net investment income (loss)	1.30%	.95%	.90%	1.27% F	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,758,888	$ 2,878,127	$ 2,915,932	$ 2,988,758	$ 3,099,403
Portfolio turnover rate E	121%	148%	66%	130%	52%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,

2008

2007

2006

2005 J

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.07	$ 14.53	$ 13.24	$ 11.62	$ 10.87
Income from Investment Operations
Net investment income (loss) D	.13	.08	.06	.08 G	- I
Net realized and unrealized gain (loss)	(5.29)	2.56	1.28	1.62	.77
Total from investment operations	(5.16)	2.64	1.34	1.70	.77
Distributions from net investment income	(.11)	(.10)	(.05)	(.08)	(.02)
Net asset value, end of period	$ 11.80	$ 17.07	$ 14.53	$ 13.24	$ 11.62
Total Return A,B,C	(30.42)%	18.25%	10.13%	14.68%	7.08%
Ratios to Average Net Assets E,H
Expenses before reductions	.92%	.91%	.95%	1.09%	1.29%
Expenses net of fee waivers, if any	.92%	.91%	.95%	1.08%	1.29%
Expenses net of all reductions	.91%	.90%	.94%	1.03%	1.27%
Net investment income (loss)	.87%	.52%	.44%	.67% G	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 124,522	$ 182,686	$ 130,332	$ 80,938	$ 52,741
Portfolio turnover rate F	121%	148%	66%	130%	52%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.91	$ 14.45	$ 13.24	$ 12.84
Income from Investment Operations
Net investment income (loss) E	.08	.03	.02	- J
Net realized and unrealized gain (loss)	(5.26)	2.54	1.27	.40
Total from investment operations	(5.18)	2.57	1.29	.40
Distributions from net investment income	(.04)	(.11)	(.08)	-
Net asset value, end of period	$ 11.69	$ 16.91	$ 14.45	$ 13.24
Total Return B,C,D	(30.69)%	17.90%	9.75%	3.12%
Ratios to Average Net Assets F,I
Expenses before reductions	1.27%	1.23%	1.25%	1.18% A
Expenses net of fee waivers, if any	1.27%	1.23%	1.25%	1.18% A
Expenses net of all reductions	1.26%	1.22%	1.24%	1.13% A
Net investment income (loss)	.53%	.20%	.14%	(.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,444	$ 26,732	$ 12,646	$ 199
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 14.38	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	- J	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	(5.21)	2.54	1.27	.40
Total from investment operations	(5.21)	2.48	1.21	.38
Distributions from net investment income	-	(.06)	(.05)	-
Net asset value, end of period	$ 11.59	$ 16.80	$ 14.38	$ 13.22
Total Return B,C,D	(31.01)%	17.26%	9.19%	2.96%
Ratios to Average Net Assets F,I
Expenses before reductions	1.79%	1.81%	1.82%	1.72% A
Expenses net of fee waivers, if any	1.79%	1.81%	1.82%	1.72% A
Expenses net of all reductions	1.78%	1.80%	1.81%	1.67% A
Net investment income (loss)	-% K	(.37)%	(.42)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 853	$ 1,356	$ 909	$ 106
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 14.37	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	- J	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	(5.21)	2.54	1.28	.40
Total from investment operations	(5.21)	2.48	1.22	.38
Distributions from net investment income	-	(.05)	(.07)	-
Net asset value, end of period	$ 11.59	$ 16.80	$ 14.37	$ 13.22
Total Return B,C,D	(31.01)%	17.31%	9.20%	2.96%
Ratios to Average Net Assets F,I
Expenses before reductions	1.79%	1.79%	1.84%	1.69% A
Expenses net of fee waivers, if any	1.79%	1.79%	1.84%	1.69% A
Expenses net of all reductions	1.78%	1.78%	1.84%	1.64% A
Net investment income (loss)	.01%	(.36)%	(.45)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,676	$ 4,897	$ 2,758	$ 103
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended September 30,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 17.56	$ 14.77	$ 13.50	$ 13.08
Income from Investment Operations
Net investment income (loss) D	.17	.12	.09	.01
Net realized and unrealized gain (loss)	(5.45)	2.67	1.29	.41
Total from investment operations	(5.28)	2.79	1.38	.42
Distributions from net investment income	(.13)	-	(.11)	-
Net asset value, end of period	$ 12.15	$ 17.56	$ 14.77	$ 13.50
Total Return B,C	(30.25)%	18.89%	10.26%	3.21%
Ratios to Average Net Assets E,H
Expenses before reductions	.69%	.65%	.77%	.69% A
Expenses net of fee waivers, if any	.69%	.65%	.77%	.69% A
Expenses net of all reductions	.69%	.64%	.76%	.64% A
Net investment income (loss)	1.10%	.78%	.62%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,242	$ 42,212	$ 579,483	$ 103
Portfolio turnover rate F	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2008

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I: O and Destiny Plans I: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 57,688,955
Unrealized depreciation	(540,474,408)
Net unrealized appreciation (depreciation)	(482,785,453)
Undistributed ordinary income	14,592,556
Capital loss carryforward	(42,755,310)

Cost for federal income tax purposes	$ 2,483,355,802

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	September 30, 2008	September 30, 2007
Ordinary Income	$ 29,099,203	$ 30,072,413

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,063,970,355 and $3,281,811,129, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 402,529	$ 45,948
Class T	.25%	.25%	101,950	-
Class B	.75%	.25%	11,528	8,646
Class C	.75%	.25%	38,649	4,520
			$ 554,656	$ 59,114

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ -
Class T	-
Class B*	2,086
Class C*	153
$ 2,239

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for Class O. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 168,209.01
Class A	305,528.19
Class T	57,641.28
Class B	3,539.31
Class C	11,748.30
Institutional Class	50,726.21
	$ 597,391

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $51,328 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,864,231	2.40%	$ 8,544

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $5,289 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,641,000. The weighted average interest rate was 2.38%. The interest expense amounted to $1,489 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $171,023 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7,012. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 1,255
Class A	1,443
Class T	10
$ 2,708

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $442,808, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

Annual Report

Notes to Financial Statements - continued

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2008	2007
From net investment income
Class O	$ 27,569,037	$ 28,900,136
Class A	1,164,481	976,377
Class T	63,471	177,927
Class B	-	5,391
Class C	-	12,582
Institutional Class	302,214	-
Total	$ 29,099,203	$ 30,072,413

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2008	2007	2008	2007
Class O
Shares sold	2,809,636	3,506,962	$ 42,942,919	$ 55,847,896
Reinvestment of distributions	1,406,128	1,573,620	23,327,681	24,375,356
Shares redeemed	(23,420,609)	(36,793,773)	(357,643,087)	(593,298,582)
Net increase (decrease)	(19,204,845)	(31,713,191)	$ (291,372,487)	$ (513,075,330)
Class A
Shares sold	1,916,877	3,127,611	$ 29,044,672	$ 48,834,750
Reinvestment of distributions	67,920	61,138	1,106,419	930,525
Shares redeemed	(2,133,670)	(1,462,015)	(31,565,740)	(23,133,989)
Net increase (decrease)	(148,873)	1,726,734	$ (1,414,649)	$ 26,631,286
Class T
Shares sold	144,111	1,103,751	$ 2,148,071	$ 16,839,396
Reinvestment of distributions	3,888	11,601	62,953	175,291
Shares redeemed	(664,659)	(409,973)	(9,666,105)	(6,466,921)
Net increase (decrease)	(516,660)	705,379	$ (7,455,081)	$ 10,547,766
Class B
Shares sold	17,433	70,820	$ 261,385	$ 1,073,799
Reinvestment of distributions	-	325	-	4,907
Shares redeemed	(24,585)	(53,648)	(355,361)	(836,615)
Net increase (decrease)	(7,152)	17,497	$ (93,976)	$ 242,091
Class C
Shares sold	36,917	190,781	$ 534,062	$ 2,924,440
Reinvestment of distributions	-	771	-	11,622
Shares redeemed	(97,551)	(91,877)	(1,404,629)	(1,415,932)
Net increase (decrease)	(60,634)	99,675	$ (870,567)	$ 1,520,130
Institutional Class
Shares sold	37,397	2,418,447	$ 604,201	$ 36,833,323
Reinvestment of distributions	4,675	-	78,258	-
Shares redeemed	(2,014,582)	(39,238,416)	(29,563,975)	(612,022,125)
Net increase (decrease)	(1,972,510)	(36,819,969)	$ (28,881,516)	$ (575,188,802)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 25, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-

2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	7,301,245,402.99	95.180
Withheld	369,727,258.69	4.820
TOTAL	7,670,972,661.68	100.000
Dennis J. Dirks
Affirmative	7,315,162,274.23	95.362
Withheld	355,810,387.45	4.638
TOTAL	7,670,972,661.68	100.000
Edward C. Johnson 3d
Affirmative	7,279,566,042.90	94.898
Withheld	391,406,618.78	5.102
TOTAL	7,670,972,661.68	100.000
Alan J. Lacy
Affirmative	7,308,976,735.47	95.281
Withheld	361,995,926.21	4.719
TOTAL	7,670,972,661.68	100.000
Ned C. Lautenbach
Affirmative	7,311,645,783.73	95.316
Withheld	359,326,877.95	4.684
TOTAL	7,670,972,661.68	100.000
Joseph Mauriello
Affirmative	7,299,247,385.40	95.154
Withheld	371,725,276.28	4.846
TOTAL	7,670,972,661.68	100.000
Cornelia M. Small
Affirmative	7,304,074,583.68	95.217
Withheld	366,898,078.00	4.783
TOTAL	7,670,972,661.68	100.000
William S. Stavropoulos
Affirmative	7,288,328,101.58	95.012
Withheld	382,644,560.10	4.988
TOTAL	7,670,972,661.68	100.000
David M. Thomas
Affirmative	7,310,154,938.14	95.296
Withheld	360,817,723.54	4.704
TOTAL	7,670,972,661.68	100.000
Michael E. Wiley
Affirmative	7,291,195,796.49	95.049
Withheld	379,776,865.19	4.951
TOTAL	7,670,972,661.68	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Destiny Portfolios to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	5,886,523,798.95	76.738
Against	1,431,969,592.63	18.667
Abstain	340,360,558.94	4.437
Broker Non-Votes	12,118,711.16	0.158
TOTAL	7,670,972,661.68	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 3% means that 97% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIO-UANN-1108
1.837887.102

Fidelity® Advisor
Diversified Stock Fund -
Class A, Class T, Class B and Class C

Annual Report

September 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	3	Ned Johnson's message to shareholders.
Performance	4	How the fund has done over time.
Management's Discussion	5	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	7	A summary of major shifts in the fund's investments over the past six months.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	12	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	17	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers	24
Distributions	28
Proxy Voting Results	29
Board Approval of Investment Advisory Contracts and Management Fees	30

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-34.42%	0.96%	-2.98%
Class T (incl. 3.50% sales charge) B	-33.12%	1.23%	-2.81%
Class B (incl. contingent deferred sales charge) C	-34.46%	1.23%	-2.62%
Class C (incl. contingent deferred sales charge) D	-31.70%	1.62%	-2.62%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares (effective July 12, 2005, Class N was renamed Class A) took place on April 30, 1999. Returns prior to April 30, 1999 are those of Class O, restated to reflect the higher 12b-1 and transfer agent fee applicable to Class A.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class T returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class B returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class C returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified Stock Fund: Class A on September 30, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Class A took place on April 30, 1999. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Advisor Diversified Stock Fund

Stocks fell sharply for the 12 months ending September 30, 2008, amid a backdrop of falling home values, tight credit and scarce liquidity. In that time frame, the Standard & Poor's 500SM Index declined 21.98%. Of the 10 market sectors in the S&P 500®, only consumer staples had a positive return, rising just under 1%. The others all suffered double-digit losses, led by the roughly 39% decline of the financials sector. In the final quarter of the period, under the strain of a credit crisis and dwindling capital, several of the largest institutions on Wall Street went bankrupt, were forced into acquisitions or were seized by the U.S. government. When Congress failed to agree on a financial bailout plan toward period end, a sell-off of historic proportions ensued. The Dow Jones Industrial AverageSM plummeted roughly 778 points on September 29 - its worst single-day point loss ever - and finished down 19.85% for the 12 months overall, while the NASDAQ Composite® Index dropped 21.99%. The MSCI® Europe, Australasia, Far East (EAFE®) Index - a measure of developed markets outside the U.S. and Canada - fell 30.39%, exacerbated by the renewed strength of the U.S. dollar.

For the year ending September 30, 2008, the fund's Class A, Class T, Class B and Class C shares returned -30.42%, -30.69%, -31.01% and -31.01%, respectively (excluding sales charges), lagging the S&P 500. Versus the index, the fund's growth bias detracted in a sharply declining market. Additionally, the meltdown in financials took its toll, as overweightings in Wachovia, American International Group (AIG), Lehman Brothers, Citigroup and Ambac Financial Group hurt. Meanwhile, underweighting Wells Fargo had a slightly negative impact due to its outperformance. Stock selection further detracted in consumer staples, information technology and industrials. Out-of-index holding MoneyGram International fell prey to soured subprime-mortgage-backed investments. An underweighting in consumer staples - accounted for in part by a minimal exposure to discount retailer Wal-Mart - also hurt. The fund did not own MoneyGram International, a money-transfer company, AIG, Lehman Brothers, Ambac Financial Group, Wells Fargo or Wal-Mart at period end. Conversely, my picks in telecommunication services modestly aided the fund's results, as did a small cash position. At the stock level, Bank of America was the fund's top contributor and also its largest position at period end. I added significantly to our holdings in July, about the time the stock was set to rebound. Other notable contributors were Switzerland-based food and beverage holding Nestle, biotechnology stock Genentech - both out-of-index holdings - and credit card provider MasterCard. Not owning mortgage securitizer Freddie Mac further contributed.

For the year ending September 30, 2008, the fund's Institutional Class shares returned -30.25%, lagging the S&P 500. Versus the index, the fund's growth bias detracted in a sharply declining market. Additionally, the meltdown in financials took its toll, as overweightings in Wachovia, American International Group (AIG), Lehman Brothers, Citigroup and Ambac Financial Group hurt. Meanwhile, underweighting Wells Fargo had a slightly negative impact due to its outperformance. Stock selection further detracted in consumer staples, information technology and industrials. Out-of-index holding MoneyGram International fell prey to soured subprime-mortgage-backed investments. An underweighting in consumer staples - accounted for in part by a minimal exposure to discount retailer Wal-Mart - also hurt. The fund did not own MoneyGram International, a money-transfer company, AIG, Lehman Brothers, Ambac Financial Group, Wells Fargo or Wal-Mart at period end. Conversely, my picks in telecommunication services modestly aided the fund's results, as did a small cash position. At the stock level, Bank of America was the fund's top contributor and also its largest position at period end. I added significantly to our holdings in July, about the time the stock was set to rebound. Other notable contributors were Switzerland-based food and beverage holding Nestle, biotechnology stock Genentech - both out-of-index holdings - and credit card provider MasterCard. Not owning mortgage securitizer Freddie Mac further contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period* April 1, 2008 to September 30, 2008
Class O	.50%
Actual		$ 1,000.00	$ 837.50	$ 2.30
HypotheticalA		$ 1,000.00	$ 1,022.50	$ 2.53
Class A	.96%
Actual		$ 1,000.00	$ 835.10	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.20	$ 4.85
Class T	1.28%
Actual		$ 1,000.00	$ 833.80	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.46
Class B	1.80%
Actual		$ 1,000.00	$ 832.00	$ 8.24
Hypothetical A		$ 1,000.00	$ 1,016.00	$ 9.07
Class C	1.79%
Actual		$ 1,000.00	$ 832.00	$ 8.20
HypotheticalA		$ 1,000.00	$ 1,016.05	$ 9.02
Institutional Class	.70%
Actual		$ 1,000.00	$ 836.80	$ 3.21
HypotheticalA		$ 1,000.00	$ 1,021.50	$ 3.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	4.5	1.4
JPMorgan Chase & Co.	3.5	1.6
Corning, Inc.	3.2	2.1
Cisco Systems, Inc.	3.1	2.3
Exxon Mobil Corp.	2.8	3.5
Verizon Communications, Inc.	2.2	1.7
Google, Inc. Class A (sub. vtg.)	2.0	1.3
Pfizer, Inc.	1.9	0.0
MEMC Electronic Materials, Inc.	1.9	0.0
Nestle SA (Reg.)	1.8	1.8
	26.9
Top Five Market Sectors as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.0	21.0
Financials	16.1	13.5
Energy	11.5	12.6
Health Care	10.7	11.6
Industrials	10.6	14.0
Asset Allocation (% of fund's net assets)
As of September 30, 2008 *		As of March 31, 2008 **
	Stocks 99.7%		Stocks 98.7%
	Convertible Securities 0.0%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 1.3%
* Foreign investments	17.9%	** Foreign investments	21.0%

Annual Report

Investments September 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 6.7%
Distributors - 0.6%
Li & Fung Ltd.	5,000,000	$ 12,235,470
Hotels, Restaurants & Leisure - 0.2%
McCormick & Schmick's Seafood Restaurants (a)	394,608	3,843,482
Household Durables - 1.4%
Centex Corp.	1,000,000	16,200,000
Champion Enterprises, Inc. (a)	400,000	2,220,000
La-Z-Boy, Inc.	177,600	1,655,232
Pulte Homes, Inc.	500,000	6,985,000
		27,060,232
Internet & Catalog Retail - 0.7%
Gaiam, Inc. Class A (a)	328,100	3,477,860
NutriSystem, Inc. (e)	600,000	10,632,000
		14,109,860
Media - 1.9%
Comcast Corp. Class A	700,000	13,741,000
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,200,000	4,728,000
The DIRECTV Group, Inc. (a)	275,000	7,196,750
Time Warner, Inc.	725,000	9,504,750
		35,170,500
Specialty Retail - 1.5%
Dick's Sporting Goods, Inc. (a)	250,000	4,895,000
Lowe's Companies, Inc.	450,000	10,660,500
Staples, Inc.	350,000	7,875,000
The Men's Wearhouse, Inc.	200,000	4,248,000
		27,678,500
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc. (a)	175,000	3,806,250
Ports Design Ltd.	1,999,900	3,662,970
		7,469,220
TOTAL CONSUMER DISCRETIONARY		127,567,264
CONSUMER STAPLES - 9.4%
Beverages - 2.0%
InBev SA	100,000	5,947,357
Molson Coors Brewing Co. Class B	225,000	10,518,750
The Coca-Cola Co.	400,000	21,152,000
		37,618,107
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	350,000	11,781,000
Sysco Corp.	250,000	7,707,500
United Natural Foods, Inc. (a)	500,000	12,495,000
Whole Foods Market, Inc. (e)	250,000	5,007,500
		36,991,000
Food Products - 2.6%
Groupe Danone	75,000	5,318,003

	Shares	Value
Marine Harvest ASA (a)	19,000,000	$ 9,478,980
Nestle SA (Reg.)	800,000	34,577,106
		49,374,089
Household Products - 2.2%
Energizer Holdings, Inc. (a)	165,000	13,290,750
Procter & Gamble Co.	425,000	29,618,250
		42,909,000
Personal Products - 0.7%
Avon Products, Inc.	300,000	12,471,000
TOTAL CONSUMER STAPLES		179,363,196
ENERGY - 11.5%
Energy Equipment & Services - 1.7%
BJ Services Co.	350,000	6,695,500
Complete Production Services, Inc. (a)	150,000	3,019,500
Hercules Offshore, Inc. (a)	125,000	1,895,000
Key Energy Services, Inc. (a)	450,000	5,220,000
National Oilwell Varco, Inc. (a)	75,000	3,767,250
Noble Corp.	175,000	7,682,500
North American Energy Partners, Inc. (a)	292,100	3,029,078
		31,308,828
Oil, Gas & Consumable Fuels - 9.8%
Chesapeake Energy Corp.	200,000	7,172,000
Chevron Corp.	400,000	32,992,000
ConocoPhillips	250,000	18,312,500
Copano Energy LLC	200,000	4,892,000
EOG Resources, Inc.	150,000	13,419,000
Exxon Mobil Corp.	700,000	54,362,000
Hess Corp.	125,000	10,260,000
Lukoil Oil Co. sponsored ADR	150,000	8,962,500
OAO Gazprom sponsored ADR	215,000	6,729,500
Peabody Energy Corp.	150,000	6,750,000
Petrobank Energy & Resources Ltd. (a)	50,000	1,895,434
Suncor Energy, Inc.	75,000	3,100,338
Teekay Corp.	75,000	1,978,500
Ultra Petroleum Corp. (a)	100,000	5,534,000
XTO Energy, Inc.	225,000	10,467,000
		186,826,772
TOTAL ENERGY		218,135,600
FINANCIALS - 16.1%
Capital Markets - 3.0%
Goldman Sachs Group, Inc.	200,600	25,676,800
KKR Private Equity Investors, LP	1,000,000	9,750,000
Morgan Stanley	400,000	9,200,000
State Street Corp.	200,000	11,376,000
		56,002,800
Commercial Banks - 0.9%
Huntington Bancshares, Inc. (e)	950,000	7,590,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
M&T Bank Corp. (e)	75,000	$ 6,693,750
Wachovia Corp.	700,000	2,450,000
		16,734,250
Diversified Financial Services - 9.6%
Bank of America Corp.	2,450,000	85,749,997
CIT Group, Inc.	375,000	2,610,000
Citigroup, Inc.	500,000	10,255,000
CME Group, Inc.	25,000	9,287,750
Heckmann Corp. (a)	650,000	5,362,500
JPMorgan Chase & Co.	1,426,600	66,622,220
KKR Financial Holdings LLC	550,000	3,498,000
		183,385,467
Insurance - 1.5%
Genworth Financial, Inc. Class A (non-vtg.)	650,000	5,596,500
Hartford Financial Services Group, Inc.	175,000	7,173,250
LandAmerica Financial Group, Inc.	200,000	4,850,000
RenaissanceRe Holdings Ltd.	136,100	7,077,200
XL Capital Ltd. Class A	250,000	4,485,000
		29,181,950
Real Estate Investment Trusts - 0.2%
Redwood Trust, Inc.	200,000	4,346,000
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp.	500,000	3,515,000
Radian Group, Inc. (e)	2,800,000	14,112,000
		17,627,000
TOTAL FINANCIALS		307,277,467
HEALTH CARE - 10.7%
Biotechnology - 1.7%
Alnylam Pharmaceuticals, Inc. (a)	135,000	3,908,250
Amgen, Inc. (a)	250,000	14,817,500
Cephalon, Inc. (a)	50,000	3,874,500
Genentech, Inc. (a)	100,000	8,868,000
		31,468,250
Health Care Equipment & Supplies - 0.8%
ArthroCare Corp. (a)	25,872	717,172
Conceptus, Inc. (a)	500,000	8,290,000
Mindray Medical International Ltd. sponsored ADR	175,000	5,902,750
		14,909,922
Health Care Providers & Services - 3.5%
athenahealth, Inc. (e)	225,000	7,485,750
DaVita, Inc. (a)	75,000	4,275,750
Henry Schein, Inc. (a)	125,000	6,730,000
Humana, Inc. (a)	350,000	14,420,000
Medco Health Solutions, Inc. (a)	325,000	14,625,000

	Shares	Value
UnitedHealth Group, Inc.	550,000	$ 13,964,500
WellPoint, Inc. (a)	125,000	5,846,250
		67,347,250
Health Care Technology - 0.4%
MedAssets, Inc.	429,500	7,387,400
Life Sciences Tools & Services - 0.9%
Covance, Inc. (a)	15,000	1,326,150
ICON PLC sponsored ADR	30,000	1,147,500
Illumina, Inc. (a)	120,000	4,863,600
QIAGEN NV (a)	225,000	4,439,250
Waters Corp. (a)	100,000	5,818,000
		17,594,500
Pharmaceuticals - 3.4%
Merck & Co., Inc.	550,000	17,358,000
Pfizer, Inc.	2,000,000	36,880,000
Schering-Plough Corp.	600,000	11,082,000
		65,320,000
TOTAL HEALTH CARE		204,027,322
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.5%
Honeywell International, Inc.	700,000	29,085,000
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	80,017	4,077,666
Airlines - 0.3%
Ryanair Holdings PLC sponsored ADR (a)	200,000	4,486,000
Building Products - 0.2%
Universal Forest Products, Inc.	125,000	4,363,750
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	450,000	4,999,500
Healthcare Services Group, Inc.	600,000	10,974,000
		15,973,500
Electrical Equipment - 6.2%
ABB Ltd. sponsored ADR	250,000	4,850,000
Evergreen Solar, Inc. (a)(e)	3,750,000	20,700,000
First Solar, Inc. (a)	25,000	4,722,750
Gintech Energy Corp.	600,000	3,236,036
Motech Industries, Inc.	1,699,470	7,635,982
Q-Cells AG (a)(e)	250,000	20,955,857
Renewable Energy Corp. AS (a)	700,000	12,972,369
SolarWorld AG	450,000	18,934,253
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(e)	650,000	23,315,500
		117,322,747
Machinery - 0.4%
Flowserve Corp.	50,000	4,438,500
Terex Corp. (a)	125,000	3,815,000
		8,253,500
Professional Services - 0.9%
Corporate Executive Board Co.	175,000	5,468,750
CoStar Group, Inc. (a)	99,985	4,538,319
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Equifax, Inc.	150,000	$ 5,167,500
Manpower, Inc.	50,000	2,158,000
		17,332,569
TOTAL INDUSTRIALS		200,894,732
INFORMATION TECHNOLOGY - 26.0%
Communications Equipment - 8.2%
Cisco Systems, Inc. (a)	2,575,000	58,092,000
Corning, Inc.	3,950,000	61,778,000
Harris Corp.	100,000	4,620,000
Infinera Corp. (a)	169,800	1,623,288
Juniper Networks, Inc. (a)	300,000	6,321,000
Nice Systems Ltd. sponsored ADR (a)	275,000	7,491,000
QUALCOMM, Inc.	400,000	17,188,000
		157,113,288
Computers & Peripherals - 1.3%
Apple, Inc. (a)	170,000	19,322,200
NetApp, Inc. (a)	300,000	5,469,000
		24,791,200
Electronic Equipment & Components - 1.4%
Acacia Research Corp. - Acacia Technologies (a)(f)	1,600,000	4,832,000
Comverge, Inc. (a)(e)	600,000	2,760,000
Everlight Electronics Co. Ltd.	2,249,952	4,702,912
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,000,000	10,718,461
Itron, Inc. (a)	50,000	4,426,500
		27,439,873
Internet Software & Services - 2.8%
Equinix, Inc. (a)(e)	100,000	6,946,000
Google, Inc. Class A (sub. vtg.) (a)	95,000	38,049,400
Omniture, Inc. (a)	200,000	3,672,000
Terremark Worldwide, Inc. (a)	600,000	4,122,000
		52,789,400
IT Services - 4.8%
Cognizant Technology Solutions Corp. Class A (a)	1,100,000	25,113,000
MasterCard, Inc. Class A	100,000	17,733,000
Paychex, Inc.	1,000,000	33,030,000
Visa, Inc.	250,000	15,347,500
		91,223,500
Semiconductors & Semiconductor Equipment - 4.7%
ARM Holdings PLC sponsored ADR	2,500,000	13,000,000
ASML Holding NV (NY Shares)	500,000	8,805,000
Broadcom Corp. Class A (a)	250,000	4,657,500
Globe Specialty Metals, Inc. (Reg. S) (a)	150,015	2,775,278

	Shares	Value
Lam Research Corp. (a)	300,000	$ 9,447,000
MEMC Electronic Materials, Inc. (a)	1,250,000	35,325,000
National Semiconductor Corp.	200,020	3,442,344
Taiwan Semiconductor Manufacturing Co. Ltd.	4,500,208	7,528,292
Varian Semiconductor Equipment Associates, Inc. (a)	175,000	4,396,000
		89,376,414
Software - 2.8%
Adobe Systems, Inc. (a)	250,000	9,867,500
Autonomy Corp. PLC (a)	450,000	8,355,957
Microsoft Corp.	800,000	21,352,000
Quality Systems, Inc. (e)	150,000	6,339,000
Salesforce.com, Inc. (a)	150,000	7,260,000
		53,174,457
TOTAL INFORMATION TECHNOLOGY		495,908,132
MATERIALS - 3.0%
Chemicals - 0.8%
Monsanto Co.	150,000	14,847,000
Metals & Mining - 2.1%
ArcelorMittal SA (NY Shares) Class A (e)	75,000	3,703,500
Barrick Gold Corp.	250,000	9,153,044
Newcrest Mining Ltd.	250,000	5,194,152
Newmont Mining Corp.	200,000	7,752,000
Timminco Ltd. (a)(e)	1,028,600	14,108,944
		39,911,640
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	250,000	2,325,000
TOTAL MATERIALS		57,083,640
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.2%
Verizon Communications, Inc.	1,300,000	41,717,000
Wireless Telecommunication Services - 0.3%
Bharti Airtel Ltd. (a)	375,000	6,380,917
TOTAL TELECOMMUNICATION SERVICES		48,097,917
UTILITIES - 3.2%
Electric Utilities - 3.1%
Entergy Corp.	250,000	22,252,500
Exelon Corp.	500,000	31,310,000
FPL Group, Inc.	100,000	5,030,000
		58,592,500
Independent Power Producers & Energy Traders - 0.1%
Clipper Windpower PLC (a)	422,896	2,553,305
TOTAL UTILITIES		61,145,805
TOTAL COMMON STOCKS (Cost $2,308,233,229)		1,899,501,075
Convertible Bonds - 0.0%
	Principal Amount	Value
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp. 7.75% 6/1/15 (d)	$ 2,950,000	$ 107,314
TOTAL CONVERTIBLE BONDS (Cost $843,465)		107,314
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 1.92% (b)	2,792,220	2,792,220
Fidelity Securities Lending Cash Central Fund, 2.14% (b)(c)	98,169,740	98,169,740
TOTAL MONEY MARKET FUNDS (Cost $100,961,960)		100,961,960
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $2,410,038,654)		2,000,570,349
NET OTHER ASSETS - (5.0)%		(95,945,334)
NET ASSETS - 100%		$ 1,904,625,015
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,264,690
Fidelity Securities Lending Cash Central Fund	4,336,961
Total	$ 6,601,651
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acacia Research Corp. - Acacia Technologies	$ 9,542,000	$ 7,543,843	$ -	$ -	$ 4,832,000
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.1%
Germany	2.1%
Switzerland	2.1%
Canada	2.0%
Cayman Islands	1.9%
Taiwan	1.8%
United Kingdom	1.8%
Norway	1.2%
Others (individually less than 1%)	5.0%
100.0%
Income Tax Information
At September 30, 2008, the fund had a capital loss carryforward of approximately $42,755,310 all of which will expire on September 30, 2011.
The fund intends to elect to defer to its fiscal year ending September 30, 2009 approximately $319,440,838 of losses recognized during the period November 1, 2007 to September 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2008
Assets
Investment in securities, at value (including securities loaned of $97,797,433) - See accompanying schedule: Unaffiliated issuers (cost $2,292,512,004)	$ 1,894,776,389
Fidelity Central Funds (cost $100,961,960)	100,961,960
Other affiliated issuers (cost $16,564,690)	4,832,000
Total Investments (cost $2,410,038,654)		$ 2,000,570,349
Cash		3,163,557
Foreign currency held at value (cost $56,350)		52,915
Receivable for investments sold		144,497,255
Receivable for fund shares sold		56,301
Dividends receivable		2,270,811
Distributions receivable from Fidelity Central Funds		443,762
Prepaid expenses		1,810
Other receivables		117,481
Total assets		2,151,174,241

Liabilities
Payable for investments purchased	$ 145,811,239
Payable for fund shares redeemed	1,467,795
Accrued management fee	729,995
Distribution fees payable	36,790
Other affiliated payables	120,549
Other payables and accrued expenses	213,118
Collateral on securities loaned, at value	98,169,740
Total liabilities		246,549,226

Net Assets		$ 1,904,625,015
Net Assets consist of:
Paid in capital		$ 2,725,638,258
Undistributed net investment income		23,968,403
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(435,444,948)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(409,536,698)
Net Assets		$ 1,904,625,015

Statement of Assets and Liabilities - continued

September 30, 2008
Class O: Net Asset Value, offering price and redemption price per share ($1,758,887,626 ÷ 145,838,647 shares)	$ 12.06

Class A: Net Asset Value and redemption price per share ($124,522,163 ÷ 10,550,265 shares)	$ 11.80

Maximum offering price per share (100/94.25 of $11.80)	$ 12.52
Class T: Net Asset Value and redemption price per share ($12,444,305 ÷ 1,064,126 shares)	$ 11.69

Maximum offering price per share (100/96.50 of $11.69)	$ 12.11
Class B: Net Asset Value and offering price per share ($852,820 ÷ 73,593 shares)A	$ 11.59

Class C: Net Asset Value and offering price per share ($2,675,641 ÷ 230,876 shares)A	$ 11.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,242,460 ÷ 431,568 shares)	$ 12.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2008
Investment Income
Dividends		$ 39,253,287
Interest		114,799
Income from Fidelity Central Funds (including $4,336,961 from security lending)		6,601,651
Total income		45,969,737

Expenses
Management fee	$ 10,975,080
Transfer agent fees	597,391
Distribution fees	554,656
Accounting and security lending fees	925,094
Custodian fees and expenses	294,295
Independent trustees' compensation	11,170
Depreciation in deferred trustee compensation account	(1,470)
Registration fees	73,163
Audit	73,204
Legal	27,152
Interest	10,033
Miscellaneous	35,966
Total expenses before reductions	13,575,734
Expense reductions	(180,743)	13,394,991
Net investment income (loss)		32,574,746
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $104,790)	(328,322,384)
Foreign currency transactions	(143,912)
Total net realized gain (loss)		(328,466,296)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $410,571)	(576,193,789)
Assets and liabilities in foreign currencies	(112,877)
Total change in net unrealized appreciation (depreciation)		(576,306,666)
Net gain (loss)		(904,772,962)
Net increase (decrease) in net assets resulting from operations		$ (872,198,216)

Statement of Changes in Net Assets

	Year ended September 30, 2008	Year ended September 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,574,746	$ 29,562,750
Net realized gain (loss)	(328,466,296)	549,424,345
Change in net unrealized appreciation (depreciation)	(576,306,666)	(5,640,666)
Net increase (decrease) in net assets resulting from operations	(872,198,216)	573,346,429
Distributions to shareholders from net investment income	(29,099,203)	(30,072,413)
Share transactions - net increase (decrease)	(330,088,276)	(1,049,322,859)
Total increase (decrease) in net assets	(1,231,385,695)	(506,048,843)

Net Assets
Beginning of period	3,136,010,710	3,642,059,553
End of period (including undistributed net investment income of $23,968,403 and undistributed net investment income of $22,785,930, respectively)	$ 1,904,625,015	$ 3,136,010,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.44	$ 14.82	$ 13.51	$ 11.85	$ 11.06
Income from Investment Operations
Net investment income (loss) C	.20	.15	.13	.16 F	.10
Net realized and unrealized gain (loss)	(5.41)	2.62	1.29	1.66	.78
Total from investment operations	(5.21)	2.77	1.42	1.82	.88
Distributions from net investment income	(.17)	(.15)	(.11)	(.16)	(.09)
Net asset value, end of period	$ 12.06	$ 17.44	$ 14.82	$ 13.51	$ 11.85
Total Return A,B	(30.13)%	18.83%	10.55%	15.46%	7.96%
Ratios to Average Net Assets D,G
Expenses before reductions	.49%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.44%	.47%
Net investment income (loss)	1.30%	.95%	.90%	1.27% F	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,758,888	$ 2,878,127	$ 2,915,932	$ 2,988,758	$ 3,099,403
Portfolio turnover rate E	121%	148%	66%	130%	52%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,

2008

2007

2006

2005 J

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.07	$ 14.53	$ 13.24	$ 11.62	$ 10.87
Income from Investment Operations
Net investment income (loss) D	.13	.08	.06	.08 G	- I
Net realized and unrealized gain (loss)	(5.29)	2.56	1.28	1.62	.77
Total from investment operations	(5.16)	2.64	1.34	1.70	.77
Distributions from net investment income	(.11)	(.10)	(.05)	(.08)	(.02)
Net asset value, end of period	$ 11.80	$ 17.07	$ 14.53	$ 13.24	$ 11.62
Total Return A,B,C	(30.42)%	18.25%	10.13%	14.68%	7.08%
Ratios to Average Net Assets E,H
Expenses before reductions	.92%	.91%	.95%	1.09%	1.29%
Expenses net of fee waivers, if any	.92%	.91%	.95%	1.08%	1.29%
Expenses net of all reductions	.91%	.90%	.94%	1.03%	1.27%
Net investment income (loss)	.87%	.52%	.44%	.67% G	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 124,522	$ 182,686	$ 130,332	$ 80,938	$ 52,741
Portfolio turnover rate F	121%	148%	66%	130%	52%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.91	$ 14.45	$ 13.24	$ 12.84
Income from Investment Operations
Net investment income (loss) E	.08	.03	.02	- J
Net realized and unrealized gain (loss)	(5.26)	2.54	1.27	.40
Total from investment operations	(5.18)	2.57	1.29	.40
Distributions from net investment income	(.04)	(.11)	(.08)	-
Net asset value, end of period	$ 11.69	$ 16.91	$ 14.45	$ 13.24
Total Return B,C,D	(30.69)%	17.90%	9.75%	3.12%
Ratios to Average Net Assets F,I
Expenses before reductions	1.27%	1.23%	1.25%	1.18% A
Expenses net of fee waivers, if any	1.27%	1.23%	1.25%	1.18% A
Expenses net of all reductions	1.26%	1.22%	1.24%	1.13% A
Net investment income (loss)	.53%	.20%	.14%	(.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,444	$ 26,732	$ 12,646	$ 199
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 14.38	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	- J	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	(5.21)	2.54	1.27	.40
Total from investment operations	(5.21)	2.48	1.21	.38
Distributions from net investment income	-	(.06)	(.05)	-
Net asset value, end of period	$ 11.59	$ 16.80	$ 14.38	$ 13.22
Total Return B,C,D	(31.01)%	17.26%	9.19%	2.96%
Ratios to Average Net Assets F,I
Expenses before reductions	1.79%	1.81%	1.82%	1.72% A
Expenses net of fee waivers, if any	1.79%	1.81%	1.82%	1.72% A
Expenses net of all reductions	1.78%	1.80%	1.81%	1.67% A
Net investment income (loss)	-% K	(.37)%	(.42)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 853	$ 1,356	$ 909	$ 106
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 14.37	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	- J	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	(5.21)	2.54	1.28	.40
Total from investment operations	(5.21)	2.48	1.22	.38
Distributions from net investment income	-	(.05)	(.07)	-
Net asset value, end of period	$ 11.59	$ 16.80	$ 14.37	$ 13.22
Total Return B,C,D	(31.01)%	17.31%	9.20%	2.96%
Ratios to Average Net Assets F,I
Expenses before reductions	1.79%	1.79%	1.84%	1.69% A
Expenses net of fee waivers, if any	1.79%	1.79%	1.84%	1.69% A
Expenses net of all reductions	1.78%	1.78%	1.84%	1.64% A
Net investment income (loss)	.01%	(.36)%	(.45)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,676	$ 4,897	$ 2,758	$ 103
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended September 30,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 17.56	$ 14.77	$ 13.50	$ 13.08
Income from Investment Operations
Net investment income (loss) D	.17	.12	.09	.01
Net realized and unrealized gain (loss)	(5.45)	2.67	1.29	.41
Total from investment operations	(5.28)	2.79	1.38	.42
Distributions from net investment income	(.13)	-	(.11)	-
Net asset value, end of period	$ 12.15	$ 17.56	$ 14.77	$ 13.50
Total Return B,C	(30.25)%	18.89%	10.26%	3.21%
Ratios to Average Net Assets E,H
Expenses before reductions	.69%	.65%	.77%	.69% A
Expenses net of fee waivers, if any	.69%	.65%	.77%	.69% A
Expenses net of all reductions	.69%	.64%	.76%	.64% A
Net investment income (loss)	1.10%	.78%	.62%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,242	$ 42,212	$ 579,483	$ 103
Portfolio turnover rate F	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2008

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I: O and Destiny Plans I: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 57,688,955
Unrealized depreciation	(540,474,408)
Net unrealized appreciation (depreciation)	(482,785,453)
Undistributed ordinary income	14,592,556
Capital loss carryforward	(42,755,310)

Cost for federal income tax purposes	$ 2,483,355,802

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	September 30, 2008	September 30, 2007
Ordinary Income	$ 29,099,203	$ 30,072,413

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,063,970,355 and $3,281,811,129, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 402,529	$ 45,948
Class T	.25%	.25%	101,950	-
Class B	.75%	.25%	11,528	8,646
Class C	.75%	.25%	38,649	4,520
			$ 554,656	$ 59,114

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ -
Class T	-
Class B*	2,086
Class C*	153
$ 2,239

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for Class O. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 168,209.01
Class A	305,528.19
Class T	57,641.28
Class B	3,539.31
Class C	11,748.30
Institutional Class	50,726.21
	$ 597,391

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $51,328 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,864,231	2.40%	$ 8,544

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $5,289 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,641,000. The weighted average interest rate was 2.38%. The interest expense amounted to $1,489 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $171,023 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7,012. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 1,255
Class A	1,443
Class T	10
$ 2,708

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $442,808, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

Annual Report

Notes to Financial Statements - continued

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2008	2007
From net investment income
Class O	$ 27,569,037	$ 28,900,136
Class A	1,164,481	976,377
Class T	63,471	177,927
Class B	-	5,391
Class C	-	12,582
Institutional Class	302,214	-
Total	$ 29,099,203	$ 30,072,413

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2008	2007	2008	2007
Class O
Shares sold	2,809,636	3,506,962	$ 42,942,919	$ 55,847,896
Reinvestment of distributions	1,406,128	1,573,620	23,327,681	24,375,356
Shares redeemed	(23,420,609)	(36,793,773)	(357,643,087)	(593,298,582)
Net increase (decrease)	(19,204,845)	(31,713,191)	$ (291,372,487)	$ (513,075,330)
Class A
Shares sold	1,916,877	3,127,611	$ 29,044,672	$ 48,834,750
Reinvestment of distributions	67,920	61,138	1,106,419	930,525
Shares redeemed	(2,133,670)	(1,462,015)	(31,565,740)	(23,133,989)
Net increase (decrease)	(148,873)	1,726,734	$ (1,414,649)	$ 26,631,286
Class T
Shares sold	144,111	1,103,751	$ 2,148,071	$ 16,839,396
Reinvestment of distributions	3,888	11,601	62,953	175,291
Shares redeemed	(664,659)	(409,973)	(9,666,105)	(6,466,921)
Net increase (decrease)	(516,660)	705,379	$ (7,455,081)	$ 10,547,766
Class B
Shares sold	17,433	70,820	$ 261,385	$ 1,073,799
Reinvestment of distributions	-	325	-	4,907
Shares redeemed	(24,585)	(53,648)	(355,361)	(836,615)
Net increase (decrease)	(7,152)	17,497	$ (93,976)	$ 242,091
Class C
Shares sold	36,917	190,781	$ 534,062	$ 2,924,440
Reinvestment of distributions	-	771	-	11,622
Shares redeemed	(97,551)	(91,877)	(1,404,629)	(1,415,932)
Net increase (decrease)	(60,634)	99,675	$ (870,567)	$ 1,520,130
Institutional Class
Shares sold	37,397	2,418,447	$ 604,201	$ 36,833,323
Reinvestment of distributions	4,675	-	78,258	-
Shares redeemed	(2,014,582)	(39,238,416)	(29,563,975)	(612,022,125)
Net increase (decrease)	(1,972,510)	(36,819,969)	$ (28,881,516)	$ (575,188,802)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 25, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	7,301,245,402.99	95.180
Withheld	369,727,258.69	4.820
TOTAL	7,670,972,661.68	100.000
Dennis J. Dirks
Affirmative	7,315,162,274.23	95.362
Withheld	355,810,387.45	4.638
TOTAL	7,670,972,661.68	100.000
Edward C. Johnson 3d
Affirmative	7,279,566,042.90	94.898
Withheld	391,406,618.78	5.102
TOTAL	7,670,972,661.68	100.000
Alan J. Lacy
Affirmative	7,308,976,735.47	95.281
Withheld	361,995,926.21	4.719
TOTAL	7,670,972,661.68	100.000
Ned C. Lautenbach
Affirmative	7,311,645,783.73	95.316
Withheld	359,326,877.95	4.684
TOTAL	7,670,972,661.68	100.000
Joseph Mauriello
Affirmative	7,299,247,385.40	95.154
Withheld	371,725,276.28	4.846
TOTAL	7,670,972,661.68	100.000
Cornelia M. Small
Affirmative	7,304,074,583.68	95.217
Withheld	366,898,078.00	4.783
TOTAL	7,670,972,661.68	100.000
William S. Stavropoulos
Affirmative	7,288,328,101.58	95.012
Withheld	382,644,560.10	4.988
TOTAL	7,670,972,661.68	100.000
David M. Thomas
Affirmative	7,310,154,938.14	95.296
Withheld	360,817,723.54	4.704
TOTAL	7,670,972,661.68	100.000
Michael E. Wiley
Affirmative	7,291,195,796.49	95.049
Withheld	379,776,865.19	4.951
TOTAL	7,670,972,661.68	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Destiny Portfolios to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	5,886,523,798.95	76.738
Against	1,431,969,592.63	18.667
Abstain	340,360,558.94	4.437
Broker Non-Votes	12,118,711.16	0.158
TOTAL	7,670,972,661.68	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 3% means that 97% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESI-UANN-1108
1.814743.103

Fidelity® Advisor
Diversified Stock Fund -
Institutional Class

Annual Report

September 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	3	Ned Johnson's message to shareholders.
Performance	4	How the fund has done over time.
Management's Discussion	5	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	7	A summary of major shifts in the fund's investments over the past six months.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	12	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	17	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers	24
Distributions	28
Proxy Voting Results	29
Board Approval of Investment Advisory Contracts and Management Fees	30

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-30.25%	2.63%	-1.77%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified Stock Fund: Institutional Class on September 30, 1998. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Institutional Class took place on July 12, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Advisor Diversified Stock Fund

Stocks fell sharply for the 12 months ending September 30, 2008, amid a backdrop of falling home values, tight credit and scarce liquidity. In that time frame, the Standard & Poor's 500SM Index declined 21.98%. Of the 10 market sectors in the S&P 500®, only consumer staples had a positive return, rising just under 1%. The others all suffered double-digit losses, led by the roughly 39% decline of the financials sector. In the final quarter of the period, under the strain of a credit crisis and dwindling capital, several of the largest institutions on Wall Street went bankrupt, were forced into acquisitions or were seized by the U.S. government. When Congress failed to agree on a financial bailout plan toward period end, a sell-off of historic proportions ensued. The Dow Jones Industrial AverageSM plummeted roughly 778 points on September 29 - its worst single-day point loss ever - and finished down 19.85% for the 12 months overall, while the NASDAQ Composite® Index dropped 21.99%. The MSCI® Europe, Australasia, Far East (EAFE®) Index - a measure of developed markets outside the U.S. and Canada - fell 30.39%, exacerbated by the renewed strength of the U.S. dollar.

For the year ending September 30, 2008, the fund's Class A, Class T, Class B and Class C shares returned -30.42%, -30.69%, -31.01% and -31.01%, respectively (excluding sales charges), lagging the S&P 500. Versus the index, the fund's growth bias detracted in a sharply declining market. Additionally, the meltdown in financials took its toll, as overweightings in Wachovia, American International Group (AIG), Lehman Brothers, Citigroup and Ambac Financial Group hurt. Meanwhile, underweighting Wells Fargo had a slightly negative impact due to its outperformance. Stock selection further detracted in consumer staples, information technology and industrials. Out-of-index holding MoneyGram International fell prey to soured subprime-mortgage-backed investments. An underweighting in consumer staples - accounted for in part by a minimal exposure to discount retailer Wal-Mart - also hurt. The fund did not own MoneyGram International, a money-transfer company, AIG, Lehman Brothers, Ambac Financial Group, Wells Fargo or Wal-Mart at period end. Conversely, my picks in telecommunication services modestly aided the fund's results, as did a small cash position. At the stock level, Bank of America was the fund's top contributor and also its largest position at period end. I added significantly to our holdings in July, about the time the stock was set to rebound. Other notable contributors were Switzerland-based food and beverage holding Nestle, biotechnology stock Genentech - both out-of-index holdings - and credit card provider MasterCard. Not owning mortgage securitizer Freddie Mac further contributed.

For the year ending September 30, 2008, the fund's Institutional Class shares returned -30.25%, lagging the S&P 500. Versus the index, the fund's growth bias detracted in a sharply declining market. Additionally, the meltdown in financials took its toll, as overweightings in Wachovia, American International Group (AIG), Lehman Brothers, Citigroup and Ambac Financial Group hurt. Meanwhile, underweighting Wells Fargo had a slightly negative impact due to its outperformance. Stock selection further detracted in consumer staples, information technology and industrials. Out-of-index holding MoneyGram International fell prey to soured subprime-mortgage-backed investments. An underweighting in consumer staples - accounted for in part by a minimal exposure to discount retailer Wal-Mart - also hurt. The fund did not own MoneyGram International, a money-transfer company, AIG, Lehman Brothers, Ambac Financial Group, Wells Fargo or Wal-Mart at period end. Conversely, my picks in telecommunication services modestly aided the fund's results, as did a small cash position. At the stock level, Bank of America was the fund's top contributor and also its largest position at period end. I added significantly to our holdings in July, about the time the stock was set to rebound. Other notable contributors were Switzerland-based food and beverage holding Nestle, biotechnology stock Genentech - both out-of-index holdings - and credit card provider MasterCard. Not owning mortgage securitizer Freddie Mac further contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period* April 1, 2008 to September 30, 2008
Class O	.50%
Actual		$ 1,000.00	$ 837.50	$ 2.30
HypotheticalA		$ 1,000.00	$ 1,022.50	$ 2.53
Class A	.96%
Actual		$ 1,000.00	$ 835.10	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.20	$ 4.85
Class T	1.28%
Actual		$ 1,000.00	$ 833.80	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.46
Class B	1.80%
Actual		$ 1,000.00	$ 832.00	$ 8.24
Hypothetical A		$ 1,000.00	$ 1,016.00	$ 9.07
Class C	1.79%
Actual		$ 1,000.00	$ 832.00	$ 8.20
HypotheticalA		$ 1,000.00	$ 1,016.05	$ 9.02
Institutional Class	.70%
Actual		$ 1,000.00	$ 836.80	$ 3.21
HypotheticalA		$ 1,000.00	$ 1,021.50	$ 3.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	4.5	1.4
JPMorgan Chase & Co.	3.5	1.6
Corning, Inc.	3.2	2.1
Cisco Systems, Inc.	3.1	2.3
Exxon Mobil Corp.	2.8	3.5
Verizon Communications, Inc.	2.2	1.7
Google, Inc. Class A (sub. vtg.)	2.0	1.3
Pfizer, Inc.	1.9	0.0
MEMC Electronic Materials, Inc.	1.9	0.0
Nestle SA (Reg.)	1.8	1.8
	26.9
Top Five Market Sectors as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.0	21.0
Financials	16.1	13.5
Energy	11.5	12.6
Health Care	10.7	11.6
Industrials	10.6	14.0
Asset Allocation (% of fund's net assets)
As of September 30, 2008 *		As of March 31, 2008 **
	Stocks 99.7%		Stocks 98.7%
	Convertible Securities 0.0%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 1.3%
* Foreign investments	17.9%	** Foreign investments	21.0%

Annual Report

Investments September 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 6.7%
Distributors - 0.6%
Li & Fung Ltd.	5,000,000	$ 12,235,470
Hotels, Restaurants & Leisure - 0.2%
McCormick & Schmick's Seafood Restaurants (a)	394,608	3,843,482
Household Durables - 1.4%
Centex Corp.	1,000,000	16,200,000
Champion Enterprises, Inc. (a)	400,000	2,220,000
La-Z-Boy, Inc.	177,600	1,655,232
Pulte Homes, Inc.	500,000	6,985,000
		27,060,232
Internet & Catalog Retail - 0.7%
Gaiam, Inc. Class A (a)	328,100	3,477,860
NutriSystem, Inc. (e)	600,000	10,632,000
		14,109,860
Media - 1.9%
Comcast Corp. Class A	700,000	13,741,000
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,200,000	4,728,000
The DIRECTV Group, Inc. (a)	275,000	7,196,750
Time Warner, Inc.	725,000	9,504,750
		35,170,500
Specialty Retail - 1.5%
Dick's Sporting Goods, Inc. (a)	250,000	4,895,000
Lowe's Companies, Inc.	450,000	10,660,500
Staples, Inc.	350,000	7,875,000
The Men's Wearhouse, Inc.	200,000	4,248,000
		27,678,500
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc. (a)	175,000	3,806,250
Ports Design Ltd.	1,999,900	3,662,970
		7,469,220
TOTAL CONSUMER DISCRETIONARY		127,567,264
CONSUMER STAPLES - 9.4%
Beverages - 2.0%
InBev SA	100,000	5,947,357
Molson Coors Brewing Co. Class B	225,000	10,518,750
The Coca-Cola Co.	400,000	21,152,000
		37,618,107
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	350,000	11,781,000
Sysco Corp.	250,000	7,707,500
United Natural Foods, Inc. (a)	500,000	12,495,000
Whole Foods Market, Inc. (e)	250,000	5,007,500
		36,991,000
Food Products - 2.6%
Groupe Danone	75,000	5,318,003

	Shares	Value
Marine Harvest ASA (a)	19,000,000	$ 9,478,980
Nestle SA (Reg.)	800,000	34,577,106
		49,374,089
Household Products - 2.2%
Energizer Holdings, Inc. (a)	165,000	13,290,750
Procter & Gamble Co.	425,000	29,618,250
		42,909,000
Personal Products - 0.7%
Avon Products, Inc.	300,000	12,471,000
TOTAL CONSUMER STAPLES		179,363,196
ENERGY - 11.5%
Energy Equipment & Services - 1.7%
BJ Services Co.	350,000	6,695,500
Complete Production Services, Inc. (a)	150,000	3,019,500
Hercules Offshore, Inc. (a)	125,000	1,895,000
Key Energy Services, Inc. (a)	450,000	5,220,000
National Oilwell Varco, Inc. (a)	75,000	3,767,250
Noble Corp.	175,000	7,682,500
North American Energy Partners, Inc. (a)	292,100	3,029,078
		31,308,828
Oil, Gas & Consumable Fuels - 9.8%
Chesapeake Energy Corp.	200,000	7,172,000
Chevron Corp.	400,000	32,992,000
ConocoPhillips	250,000	18,312,500
Copano Energy LLC	200,000	4,892,000
EOG Resources, Inc.	150,000	13,419,000
Exxon Mobil Corp.	700,000	54,362,000
Hess Corp.	125,000	10,260,000
Lukoil Oil Co. sponsored ADR	150,000	8,962,500
OAO Gazprom sponsored ADR	215,000	6,729,500
Peabody Energy Corp.	150,000	6,750,000
Petrobank Energy & Resources Ltd. (a)	50,000	1,895,434
Suncor Energy, Inc.	75,000	3,100,338
Teekay Corp.	75,000	1,978,500
Ultra Petroleum Corp. (a)	100,000	5,534,000
XTO Energy, Inc.	225,000	10,467,000
		186,826,772
TOTAL ENERGY		218,135,600
FINANCIALS - 16.1%
Capital Markets - 3.0%
Goldman Sachs Group, Inc.	200,600	25,676,800
KKR Private Equity Investors, LP	1,000,000	9,750,000
Morgan Stanley	400,000	9,200,000
State Street Corp.	200,000	11,376,000
		56,002,800
Commercial Banks - 0.9%
Huntington Bancshares, Inc. (e)	950,000	7,590,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
M&T Bank Corp. (e)	75,000	$ 6,693,750
Wachovia Corp.	700,000	2,450,000
		16,734,250
Diversified Financial Services - 9.6%
Bank of America Corp.	2,450,000	85,749,997
CIT Group, Inc.	375,000	2,610,000
Citigroup, Inc.	500,000	10,255,000
CME Group, Inc.	25,000	9,287,750
Heckmann Corp. (a)	650,000	5,362,500
JPMorgan Chase & Co.	1,426,600	66,622,220
KKR Financial Holdings LLC	550,000	3,498,000
		183,385,467
Insurance - 1.5%
Genworth Financial, Inc. Class A (non-vtg.)	650,000	5,596,500
Hartford Financial Services Group, Inc.	175,000	7,173,250
LandAmerica Financial Group, Inc.	200,000	4,850,000
RenaissanceRe Holdings Ltd.	136,100	7,077,200
XL Capital Ltd. Class A	250,000	4,485,000
		29,181,950
Real Estate Investment Trusts - 0.2%
Redwood Trust, Inc.	200,000	4,346,000
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp.	500,000	3,515,000
Radian Group, Inc. (e)	2,800,000	14,112,000
		17,627,000
TOTAL FINANCIALS		307,277,467
HEALTH CARE - 10.7%
Biotechnology - 1.7%
Alnylam Pharmaceuticals, Inc. (a)	135,000	3,908,250
Amgen, Inc. (a)	250,000	14,817,500
Cephalon, Inc. (a)	50,000	3,874,500
Genentech, Inc. (a)	100,000	8,868,000
		31,468,250
Health Care Equipment & Supplies - 0.8%
ArthroCare Corp. (a)	25,872	717,172
Conceptus, Inc. (a)	500,000	8,290,000
Mindray Medical International Ltd. sponsored ADR	175,000	5,902,750
		14,909,922
Health Care Providers & Services - 3.5%
athenahealth, Inc. (e)	225,000	7,485,750
DaVita, Inc. (a)	75,000	4,275,750
Henry Schein, Inc. (a)	125,000	6,730,000
Humana, Inc. (a)	350,000	14,420,000
Medco Health Solutions, Inc. (a)	325,000	14,625,000

	Shares	Value
UnitedHealth Group, Inc.	550,000	$ 13,964,500
WellPoint, Inc. (a)	125,000	5,846,250
		67,347,250
Health Care Technology - 0.4%
MedAssets, Inc.	429,500	7,387,400
Life Sciences Tools & Services - 0.9%
Covance, Inc. (a)	15,000	1,326,150
ICON PLC sponsored ADR	30,000	1,147,500
Illumina, Inc. (a)	120,000	4,863,600
QIAGEN NV (a)	225,000	4,439,250
Waters Corp. (a)	100,000	5,818,000
		17,594,500
Pharmaceuticals - 3.4%
Merck & Co., Inc.	550,000	17,358,000
Pfizer, Inc.	2,000,000	36,880,000
Schering-Plough Corp.	600,000	11,082,000
		65,320,000
TOTAL HEALTH CARE		204,027,322
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.5%
Honeywell International, Inc.	700,000	29,085,000
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	80,017	4,077,666
Airlines - 0.3%
Ryanair Holdings PLC sponsored ADR (a)	200,000	4,486,000
Building Products - 0.2%
Universal Forest Products, Inc.	125,000	4,363,750
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	450,000	4,999,500
Healthcare Services Group, Inc.	600,000	10,974,000
		15,973,500
Electrical Equipment - 6.2%
ABB Ltd. sponsored ADR	250,000	4,850,000
Evergreen Solar, Inc. (a)(e)	3,750,000	20,700,000
First Solar, Inc. (a)	25,000	4,722,750
Gintech Energy Corp.	600,000	3,236,036
Motech Industries, Inc.	1,699,470	7,635,982
Q-Cells AG (a)(e)	250,000	20,955,857
Renewable Energy Corp. AS (a)	700,000	12,972,369
SolarWorld AG	450,000	18,934,253
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(e)	650,000	23,315,500
		117,322,747
Machinery - 0.4%
Flowserve Corp.	50,000	4,438,500
Terex Corp. (a)	125,000	3,815,000
		8,253,500
Professional Services - 0.9%
Corporate Executive Board Co.	175,000	5,468,750
CoStar Group, Inc. (a)	99,985	4,538,319
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Equifax, Inc.	150,000	$ 5,167,500
Manpower, Inc.	50,000	2,158,000
		17,332,569
TOTAL INDUSTRIALS		200,894,732
INFORMATION TECHNOLOGY - 26.0%
Communications Equipment - 8.2%
Cisco Systems, Inc. (a)	2,575,000	58,092,000
Corning, Inc.	3,950,000	61,778,000
Harris Corp.	100,000	4,620,000
Infinera Corp. (a)	169,800	1,623,288
Juniper Networks, Inc. (a)	300,000	6,321,000
Nice Systems Ltd. sponsored ADR (a)	275,000	7,491,000
QUALCOMM, Inc.	400,000	17,188,000
		157,113,288
Computers & Peripherals - 1.3%
Apple, Inc. (a)	170,000	19,322,200
NetApp, Inc. (a)	300,000	5,469,000
		24,791,200
Electronic Equipment & Components - 1.4%
Acacia Research Corp. - Acacia Technologies (a)(f)	1,600,000	4,832,000
Comverge, Inc. (a)(e)	600,000	2,760,000
Everlight Electronics Co. Ltd.	2,249,952	4,702,912
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,000,000	10,718,461
Itron, Inc. (a)	50,000	4,426,500
		27,439,873
Internet Software & Services - 2.8%
Equinix, Inc. (a)(e)	100,000	6,946,000
Google, Inc. Class A (sub. vtg.) (a)	95,000	38,049,400
Omniture, Inc. (a)	200,000	3,672,000
Terremark Worldwide, Inc. (a)	600,000	4,122,000
		52,789,400
IT Services - 4.8%
Cognizant Technology Solutions Corp. Class A (a)	1,100,000	25,113,000
MasterCard, Inc. Class A	100,000	17,733,000
Paychex, Inc.	1,000,000	33,030,000
Visa, Inc.	250,000	15,347,500
		91,223,500
Semiconductors & Semiconductor Equipment - 4.7%
ARM Holdings PLC sponsored ADR	2,500,000	13,000,000
ASML Holding NV (NY Shares)	500,000	8,805,000
Broadcom Corp. Class A (a)	250,000	4,657,500
Globe Specialty Metals, Inc. (Reg. S) (a)	150,015	2,775,278

	Shares	Value
Lam Research Corp. (a)	300,000	$ 9,447,000
MEMC Electronic Materials, Inc. (a)	1,250,000	35,325,000
National Semiconductor Corp.	200,020	3,442,344
Taiwan Semiconductor Manufacturing Co. Ltd.	4,500,208	7,528,292
Varian Semiconductor Equipment Associates, Inc. (a)	175,000	4,396,000
		89,376,414
Software - 2.8%
Adobe Systems, Inc. (a)	250,000	9,867,500
Autonomy Corp. PLC (a)	450,000	8,355,957
Microsoft Corp.	800,000	21,352,000
Quality Systems, Inc. (e)	150,000	6,339,000
Salesforce.com, Inc. (a)	150,000	7,260,000
		53,174,457
TOTAL INFORMATION TECHNOLOGY		495,908,132
MATERIALS - 3.0%
Chemicals - 0.8%
Monsanto Co.	150,000	14,847,000
Metals & Mining - 2.1%
ArcelorMittal SA (NY Shares) Class A (e)	75,000	3,703,500
Barrick Gold Corp.	250,000	9,153,044
Newcrest Mining Ltd.	250,000	5,194,152
Newmont Mining Corp.	200,000	7,752,000
Timminco Ltd. (a)(e)	1,028,600	14,108,944
		39,911,640
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	250,000	2,325,000
TOTAL MATERIALS		57,083,640
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.2%
Verizon Communications, Inc.	1,300,000	41,717,000
Wireless Telecommunication Services - 0.3%
Bharti Airtel Ltd. (a)	375,000	6,380,917
TOTAL TELECOMMUNICATION SERVICES		48,097,917
UTILITIES - 3.2%
Electric Utilities - 3.1%
Entergy Corp.	250,000	22,252,500
Exelon Corp.	500,000	31,310,000
FPL Group, Inc.	100,000	5,030,000
		58,592,500
Independent Power Producers & Energy Traders - 0.1%
Clipper Windpower PLC (a)	422,896	2,553,305
TOTAL UTILITIES		61,145,805
TOTAL COMMON STOCKS (Cost $2,308,233,229)		1,899,501,075
Convertible Bonds - 0.0%
	Principal Amount	Value
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp. 7.75% 6/1/15 (d)	$ 2,950,000	$ 107,314
TOTAL CONVERTIBLE BONDS (Cost $843,465)		107,314
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 1.92% (b)	2,792,220	2,792,220
Fidelity Securities Lending Cash Central Fund, 2.14% (b)(c)	98,169,740	98,169,740
TOTAL MONEY MARKET FUNDS (Cost $100,961,960)		100,961,960
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $2,410,038,654)		2,000,570,349
NET OTHER ASSETS - (5.0)%		(95,945,334)
NET ASSETS - 100%		$ 1,904,625,015
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,264,690
Fidelity Securities Lending Cash Central Fund	4,336,961
Total	$ 6,601,651
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acacia Research Corp. - Acacia Technologies	$ 9,542,000	$ 7,543,843	$ -	$ -	$ 4,832,000
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.1%
Germany	2.1%
Switzerland	2.1%
Canada	2.0%
Cayman Islands	1.9%
Taiwan	1.8%
United Kingdom	1.8%
Norway	1.2%
Others (individually less than 1%)	5.0%
100.0%
Income Tax Information
At September 30, 2008, the fund had a capital loss carryforward of approximately $42,755,310 all of which will expire on September 30, 2011.
The fund intends to elect to defer to its fiscal year ending September 30, 2009 approximately $319,440,838 of losses recognized during the period November 1, 2007 to September 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2008
Assets
Investment in securities, at value (including securities loaned of $97,797,433) - See accompanying schedule: Unaffiliated issuers (cost $2,292,512,004)	$ 1,894,776,389
Fidelity Central Funds (cost $100,961,960)	100,961,960
Other affiliated issuers (cost $16,564,690)	4,832,000
Total Investments (cost $2,410,038,654)		$ 2,000,570,349
Cash		3,163,557
Foreign currency held at value (cost $56,350)		52,915
Receivable for investments sold		144,497,255
Receivable for fund shares sold		56,301
Dividends receivable		2,270,811
Distributions receivable from Fidelity Central Funds		443,762
Prepaid expenses		1,810
Other receivables		117,481
Total assets		2,151,174,241

Liabilities
Payable for investments purchased	$ 145,811,239
Payable for fund shares redeemed	1,467,795
Accrued management fee	729,995
Distribution fees payable	36,790
Other affiliated payables	120,549
Other payables and accrued expenses	213,118
Collateral on securities loaned, at value	98,169,740
Total liabilities		246,549,226

Net Assets		$ 1,904,625,015
Net Assets consist of:
Paid in capital		$ 2,725,638,258
Undistributed net investment income		23,968,403
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(435,444,948)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(409,536,698)
Net Assets		$ 1,904,625,015

Statement of Assets and Liabilities - continued

September 30, 2008
Class O: Net Asset Value, offering price and redemption price per share ($1,758,887,626 ÷ 145,838,647 shares)	$ 12.06

Class A: Net Asset Value and redemption price per share ($124,522,163 ÷ 10,550,265 shares)	$ 11.80

Maximum offering price per share (100/94.25 of $11.80)	$ 12.52
Class T: Net Asset Value and redemption price per share ($12,444,305 ÷ 1,064,126 shares)	$ 11.69

Maximum offering price per share (100/96.50 of $11.69)	$ 12.11
Class B: Net Asset Value and offering price per share ($852,820 ÷ 73,593 shares)A	$ 11.59

Class C: Net Asset Value and offering price per share ($2,675,641 ÷ 230,876 shares)A	$ 11.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,242,460 ÷ 431,568 shares)	$ 12.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2008
Investment Income
Dividends		$ 39,253,287
Interest		114,799
Income from Fidelity Central Funds (including $4,336,961 from security lending)		6,601,651
Total income		45,969,737

Expenses
Management fee	$ 10,975,080
Transfer agent fees	597,391
Distribution fees	554,656
Accounting and security lending fees	925,094
Custodian fees and expenses	294,295
Independent trustees' compensation	11,170
Depreciation in deferred trustee compensation account	(1,470)
Registration fees	73,163
Audit	73,204
Legal	27,152
Interest	10,033
Miscellaneous	35,966
Total expenses before reductions	13,575,734
Expense reductions	(180,743)	13,394,991
Net investment income (loss)		32,574,746
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $104,790)	(328,322,384)
Foreign currency transactions	(143,912)
Total net realized gain (loss)		(328,466,296)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $410,571)	(576,193,789)
Assets and liabilities in foreign currencies	(112,877)
Total change in net unrealized appreciation (depreciation)		(576,306,666)
Net gain (loss)		(904,772,962)
Net increase (decrease) in net assets resulting from operations		$ (872,198,216)

Statement of Changes in Net Assets

	Year ended September 30, 2008	Year ended September 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,574,746	$ 29,562,750
Net realized gain (loss)	(328,466,296)	549,424,345
Change in net unrealized appreciation (depreciation)	(576,306,666)	(5,640,666)
Net increase (decrease) in net assets resulting from operations	(872,198,216)	573,346,429
Distributions to shareholders from net investment income	(29,099,203)	(30,072,413)
Share transactions - net increase (decrease)	(330,088,276)	(1,049,322,859)
Total increase (decrease) in net assets	(1,231,385,695)	(506,048,843)

Net Assets
Beginning of period	3,136,010,710	3,642,059,553
End of period (including undistributed net investment income of $23,968,403 and undistributed net investment income of $22,785,930, respectively)	$ 1,904,625,015	$ 3,136,010,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.44	$ 14.82	$ 13.51	$ 11.85	$ 11.06
Income from Investment Operations
Net investment income (loss) C	.20	.15	.13	.16 F	.10
Net realized and unrealized gain (loss)	(5.41)	2.62	1.29	1.66	.78
Total from investment operations	(5.21)	2.77	1.42	1.82	.88
Distributions from net investment income	(.17)	(.15)	(.11)	(.16)	(.09)
Net asset value, end of period	$ 12.06	$ 17.44	$ 14.82	$ 13.51	$ 11.85
Total Return A,B	(30.13)%	18.83%	10.55%	15.46%	7.96%
Ratios to Average Net Assets D,G
Expenses before reductions	.49%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.44%	.47%
Net investment income (loss)	1.30%	.95%	.90%	1.27% F	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,758,888	$ 2,878,127	$ 2,915,932	$ 2,988,758	$ 3,099,403
Portfolio turnover rate E	121%	148%	66%	130%	52%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,

2008

2007

2006

2005 J

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.07	$ 14.53	$ 13.24	$ 11.62	$ 10.87
Income from Investment Operations
Net investment income (loss) D	.13	.08	.06	.08 G	- I
Net realized and unrealized gain (loss)	(5.29)	2.56	1.28	1.62	.77
Total from investment operations	(5.16)	2.64	1.34	1.70	.77
Distributions from net investment income	(.11)	(.10)	(.05)	(.08)	(.02)
Net asset value, end of period	$ 11.80	$ 17.07	$ 14.53	$ 13.24	$ 11.62
Total Return A,B,C	(30.42)%	18.25%	10.13%	14.68%	7.08%
Ratios to Average Net Assets E,H
Expenses before reductions	.92%	.91%	.95%	1.09%	1.29%
Expenses net of fee waivers, if any	.92%	.91%	.95%	1.08%	1.29%
Expenses net of all reductions	.91%	.90%	.94%	1.03%	1.27%
Net investment income (loss)	.87%	.52%	.44%	.67% G	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 124,522	$ 182,686	$ 130,332	$ 80,938	$ 52,741
Portfolio turnover rate F	121%	148%	66%	130%	52%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.91	$ 14.45	$ 13.24	$ 12.84
Income from Investment Operations
Net investment income (loss) E	.08	.03	.02	- J
Net realized and unrealized gain (loss)	(5.26)	2.54	1.27	.40
Total from investment operations	(5.18)	2.57	1.29	.40
Distributions from net investment income	(.04)	(.11)	(.08)	-
Net asset value, end of period	$ 11.69	$ 16.91	$ 14.45	$ 13.24
Total Return B,C,D	(30.69)%	17.90%	9.75%	3.12%
Ratios to Average Net Assets F,I
Expenses before reductions	1.27%	1.23%	1.25%	1.18% A
Expenses net of fee waivers, if any	1.27%	1.23%	1.25%	1.18% A
Expenses net of all reductions	1.26%	1.22%	1.24%	1.13% A
Net investment income (loss)	.53%	.20%	.14%	(.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,444	$ 26,732	$ 12,646	$ 199
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 14.38	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	- J	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	(5.21)	2.54	1.27	.40
Total from investment operations	(5.21)	2.48	1.21	.38
Distributions from net investment income	-	(.06)	(.05)	-
Net asset value, end of period	$ 11.59	$ 16.80	$ 14.38	$ 13.22
Total Return B,C,D	(31.01)%	17.26%	9.19%	2.96%
Ratios to Average Net Assets F,I
Expenses before reductions	1.79%	1.81%	1.82%	1.72% A
Expenses net of fee waivers, if any	1.79%	1.81%	1.82%	1.72% A
Expenses net of all reductions	1.78%	1.80%	1.81%	1.67% A
Net investment income (loss)	-% K	(.37)%	(.42)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 853	$ 1,356	$ 909	$ 106
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 14.37	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	- J	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	(5.21)	2.54	1.28	.40
Total from investment operations	(5.21)	2.48	1.22	.38
Distributions from net investment income	-	(.05)	(.07)	-
Net asset value, end of period	$ 11.59	$ 16.80	$ 14.37	$ 13.22
Total Return B,C,D	(31.01)%	17.31%	9.20%	2.96%
Ratios to Average Net Assets F,I
Expenses before reductions	1.79%	1.79%	1.84%	1.69% A
Expenses net of fee waivers, if any	1.79%	1.79%	1.84%	1.69% A
Expenses net of all reductions	1.78%	1.78%	1.84%	1.64% A
Net investment income (loss)	.01%	(.36)%	(.45)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,676	$ 4,897	$ 2,758	$ 103
Portfolio turnover rate G	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended September 30,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 17.56	$ 14.77	$ 13.50	$ 13.08
Income from Investment Operations
Net investment income (loss) D	.17	.12	.09	.01
Net realized and unrealized gain (loss)	(5.45)	2.67	1.29	.41
Total from investment operations	(5.28)	2.79	1.38	.42
Distributions from net investment income	(.13)	-	(.11)	-
Net asset value, end of period	$ 12.15	$ 17.56	$ 14.77	$ 13.50
Total Return B,C	(30.25)%	18.89%	10.26%	3.21%
Ratios to Average Net Assets E,H
Expenses before reductions	.69%	.65%	.77%	.69% A
Expenses net of fee waivers, if any	.69%	.65%	.77%	.69% A
Expenses net of all reductions	.69%	.64%	.76%	.64% A
Net investment income (loss)	1.10%	.78%	.62%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,242	$ 42,212	$ 579,483	$ 103
Portfolio turnover rate F	121%	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2008

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I: O and Destiny Plans I: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 57,688,955
Unrealized depreciation	(540,474,408)
Net unrealized appreciation (depreciation)	(482,785,453)
Undistributed ordinary income	14,592,556
Capital loss carryforward	(42,755,310)

Cost for federal income tax purposes	$ 2,483,355,802

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	September 30, 2008	September 30, 2007
Ordinary Income	$ 29,099,203	$ 30,072,413

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,063,970,355 and $3,281,811,129, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 402,529	$ 45,948
Class T	.25%	.25%	101,950	-
Class B	.75%	.25%	11,528	8,646
Class C	.75%	.25%	38,649	4,520
			$ 554,656	$ 59,114

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ -
Class T	-
Class B*	2,086
Class C*	153
$ 2,239

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for Class O. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 168,209.01
Class A	305,528.19
Class T	57,641.28
Class B	3,539.31
Class C	11,748.30
Institutional Class	50,726.21
	$ 597,391

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $51,328 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,864,231	2.40%	$ 8,544

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $5,289 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,641,000. The weighted average interest rate was 2.38%. The interest expense amounted to $1,489 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $171,023 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7,012. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 1,255
Class A	1,443
Class T	10
$ 2,708

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $442,808, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

Annual Report

Notes to Financial Statements - continued

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2008	2007
From net investment income
Class O	$ 27,569,037	$ 28,900,136
Class A	1,164,481	976,377
Class T	63,471	177,927
Class B	-	5,391
Class C	-	12,582
Institutional Class	302,214	-
Total	$ 29,099,203	$ 30,072,413

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2008	2007	2008	2007
Class O
Shares sold	2,809,636	3,506,962	$ 42,942,919	$ 55,847,896
Reinvestment of distributions	1,406,128	1,573,620	23,327,681	24,375,356
Shares redeemed	(23,420,609)	(36,793,773)	(357,643,087)	(593,298,582)
Net increase (decrease)	(19,204,845)	(31,713,191)	$ (291,372,487)	$ (513,075,330)
Class A
Shares sold	1,916,877	3,127,611	$ 29,044,672	$ 48,834,750
Reinvestment of distributions	67,920	61,138	1,106,419	930,525
Shares redeemed	(2,133,670)	(1,462,015)	(31,565,740)	(23,133,989)
Net increase (decrease)	(148,873)	1,726,734	$ (1,414,649)	$ 26,631,286
Class T
Shares sold	144,111	1,103,751	$ 2,148,071	$ 16,839,396
Reinvestment of distributions	3,888	11,601	62,953	175,291
Shares redeemed	(664,659)	(409,973)	(9,666,105)	(6,466,921)
Net increase (decrease)	(516,660)	705,379	$ (7,455,081)	$ 10,547,766
Class B
Shares sold	17,433	70,820	$ 261,385	$ 1,073,799
Reinvestment of distributions	-	325	-	4,907
Shares redeemed	(24,585)	(53,648)	(355,361)	(836,615)
Net increase (decrease)	(7,152)	17,497	$ (93,976)	$ 242,091
Class C
Shares sold	36,917	190,781	$ 534,062	$ 2,924,440
Reinvestment of distributions	-	771	-	11,622
Shares redeemed	(97,551)	(91,877)	(1,404,629)	(1,415,932)
Net increase (decrease)	(60,634)	99,675	$ (870,567)	$ 1,520,130
Institutional Class
Shares sold	37,397	2,418,447	$ 604,201	$ 36,833,323
Reinvestment of distributions	4,675	-	78,258	-
Shares redeemed	(2,014,582)	(39,238,416)	(29,563,975)	(612,022,125)
Net increase (decrease)	(1,972,510)	(36,819,969)	$ (28,881,516)	$ (575,188,802)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 25, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	7,301,245,402.99	95.180
Withheld	369,727,258.69	4.820
TOTAL	7,670,972,661.68	100.000
Dennis J. Dirks
Affirmative	7,315,162,274.23	95.362
Withheld	355,810,387.45	4.638
TOTAL	7,670,972,661.68	100.000
Edward C. Johnson 3d
Affirmative	7,279,566,042.90	94.898
Withheld	391,406,618.78	5.102
TOTAL	7,670,972,661.68	100.000
Alan J. Lacy
Affirmative	7,308,976,735.47	95.281
Withheld	361,995,926.21	4.719
TOTAL	7,670,972,661.68	100.000
Ned C. Lautenbach
Affirmative	7,311,645,783.73	95.316
Withheld	359,326,877.95	4.684
TOTAL	7,670,972,661.68	100.000
Joseph Mauriello
Affirmative	7,299,247,385.40	95.154
Withheld	371,725,276.28	4.846
TOTAL	7,670,972,661.68	100.000
Cornelia M. Small
Affirmative	7,304,074,583.68	95.217
Withheld	366,898,078.00	4.783
TOTAL	7,670,972,661.68	100.000
William S. Stavropoulos
Affirmative	7,288,328,101.58	95.012
Withheld	382,644,560.10	4.988
TOTAL	7,670,972,661.68	100.000
David M. Thomas
Affirmative	7,310,154,938.14	95.296
Withheld	360,817,723.54	4.704
TOTAL	7,670,972,661.68	100.000
Michael E. Wiley
Affirmative	7,291,195,796.49	95.049
Withheld	379,776,865.19	4.951
TOTAL	7,670,972,661.68	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Destiny Portfolios to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	5,886,523,798.95	76.738
Against	1,431,969,592.63	18.667
Abstain	340,360,558.94	4.437
Broker Non-Votes	12,118,711.16	0.158
TOTAL	7,670,972,661.68	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 3% means that 97% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESI-I-UANN-1108
1.814750.103

Fidelity Destiny® Portfolios:
Fidelity® Advisor
Capital Development Fund -
Class A

Annual Report

September 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	3	Ned Johnson's message to shareholders.
Performance	4	How the fund has done over time.
Management's Discussion	5	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	7	A summary of major shifts in the fund's investments over the past six months.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	19	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers	26
Distributions	30
Proxy Voting Results	31
Board Approval of Investment Advisory Contracts and Management Fees	32

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com ("search for proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2008	Past 1 year	Past 5 years	Past 10 years
Class A A	-22.73%	4.08%	2.90%
$50/month 15-Year Plan B	-61.36%	1.91%	2.38%

A The fund began offering Class A (effective July 12, 2005, Class N was renamed Class A) shares on April 30, 1999. The total returns for Class A reported for periods prior to April 30, 1999 are those of Class O, restated to reflect the higher 12b-1 and transfer agent fee applicable to Class A.

B The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Capital Development Fund - Class A on September 30, 1998. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poors 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harlan Carere, Portfolio Manager of Fidelity® Advisor Capital Development Fund

Stocks fell sharply for the 12 months ending September 30, 2008, amid a backdrop of falling home values, tight credit and scarce liquidity. In that time frame, the Standard & Poor's 500SM Index declined 21.98%. Of the 10 market sectors in the S&P 500®, only consumer staples had a positive return, rising just under 1%. The others all suffered double-digit losses, led by the roughly 39% decline of the financials sector. In the final quarter of the period, under the strain of a credit crisis and dwindling capital, several of the largest institutions on Wall Street went bankrupt, were forced into acquisitions or were seized by the U.S. government. When Congress failed to agree on a financial bailout plan toward period end, a sell-off of historic proportions ensued. The Dow Jones Industrial AverageSM plummeted roughly 778 points on September 29 - its worst single-day point loss ever - and finished down 19.85% for the 12 months overall, while the NASDAQ Composite® Index dropped 21.99%. The MSCI® Europe, Australasia, Far East (EAFE®) Index - a measure of developed markets outside the U.S. and Canada - fell 30.39%, exacerbated by the renewed strength of the U.S. dollar.

For the year ending September 30, 2008, the fund's Class O shares returned -22.45% (excluding sales charges), lagging the S&P 500. Underweighting consumer staples was the largest detractor from the fund's performance versus the index. The fund also was hurt by stock selection in industrials and a combination of unfavorable security and market selection in utilities. On an individual stock basis, London-based GLG Partners was the most significant detractor. This publicly traded hedge-fund manager declined as its assets fell. Finnish mobile phone manufacturer Nokia also dropped, facing challenging head winds from increased competition and declining consumer spending. Our positioning in Apple, the personal computer, digital music player and mobile communications device maker, hurt as well. Dry bulk shipping company TBS International fell as demand for its services slowed along with the global economy, while underweighting Johnson & Johnson was a misstep in an environment where investors sought out more-defensive stocks in a volatile market. GLG Partners, Nokia and TBS International were out-of-index positions. On the upside, stock and market selection in financials and consumer discretionary were positive, as was an underweighting in information technology. An overweighting in materials also helped. Fertilizer manufacturer Mosaic, an out-of-index position, was the fund's top contributor. Demand for the company's potash remained high and supply was tight, allowing the company to maintain strong pricing power. In information technology, timely ownership of software behemoth Microsoft was a benefit. Software producer Activision also helped, as did video-game manufacturer Nintendo. Both Activision and Nintendo were outside the benchmark and I sold them by period end. Underweighting diversified financial company Citigroup and not owning mortgage giant Fannie Mae benefited the fund, as the credit crisis dragged down both companies' returns.

For the year ending September 30, 2008, the fund's Class A shares returned -22.73% (excluding sales charges), lagging the S&P 500. Underweighting consumer staples was the largest detractor from the fund's performance versus the index. The fund also was hurt by stock selection in industrials and a combination of unfavorable security and market selection in utilities. On an individual stock basis, London-based GLG Partners was the most significant detractor. This publicly traded hedge-fund manager declined as its assets fell. Finnish mobile phone manufacturer Nokia also dropped, facing challenging head winds from increased competition and declining consumer spending. Our positioning in Apple, the personal computer, digital music player and mobile communications device maker, hurt as well. Dry bulk shipping company TBS International fell as demand for its services slowed along with the global economy, while underweighting Johnson & Johnson was a misstep in an environment where investors sought out more-defensive stocks in a volatile market. GLG Partners, Nokia and TBS International were out-of-index positions. On the upside, stock and market selection in financials and consumer discretionary were positive, as was an underweighting in information technology. An overweighting in materials also helped. Fertilizer manufacturer Mosaic, an out-of-index position, was the fund's top contributor. Demand for the company's potash remained high and supply was tight, allowing the company to maintain strong pricing power. In information technology, timely ownership of software behemoth Microsoft was a benefit. Software producer Activision also helped, as did video-game manufacturer Nintendo. Both Activision and Nintendo were outside the benchmark and I sold them by period end. Underweighting diversified financial company Citigroup and not owning mortgage giant Fannie Mae benefited the fund, as the credit crisis dragged down both companies' returns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period* April 1, 2008 to September 30, 2008
Class O	.60%
Actual		$ 1,000.00	$ 872.40	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,022.00	$ 3.03
Class A	.99%
Actual		$ 1,000.00	$ 871.00	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,020.05	$ 5.00
Class T	1.41%
Actual		$ 1,000.00	$ 869.80	$ 6.59
Hypothetical A		$ 1,000.00	$ 1,017.95	$ 7.11
Class B	1.90%
Actual		$ 1,000.00	$ 867.30	$ 8.87
Hypothetical A		$ 1,000.00	$ 1,015.50	$ 9.57
Class C	1.90%
Actual		$ 1,000.00	$ 867.40	$ 8.87
Hypothetical A		$ 1,000.00	$ 1,015.50	$ 9.57
Institutional Class	.74%
Actual		$ 1,000.00	$ 872.90	$ 3.46
Hypothetical A		$ 1,000.00	$ 1,021.30	$ 3.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.7	0.7
McDonald's Corp.	2.7	2.3
JPMorgan Chase & Co.	2.3	1.5
Wal-Mart Stores, Inc.	2.2	0.0
Hewlett-Packard Co.	1.8	2.4
International Business Machines Corp.	1.7	0.9
Microsoft Corp.	1.2	0.0
Liberty International Acquisition Co.	1.2	1.2
Dell, Inc.	1.2	0.0
Liberty Acquisition Holdings Corp. unit	1.2	0.8
	18.2
Top Five Market Sectors as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.7	22.1
Consumer Discretionary	14.8	11.5
Energy	13.6	18.7
Information Technology	11.9	9.8
Industrials	9.9	11.4
Asset Allocation (% of fund's net assets)
As of September 30, 2008 *		As of March 31, 2008 **
	Stocks 99.4%		Stocks 99.3%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	15.6%	** Foreign investments	23.4%

Annual Report

Investments September 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 14.8%
Diversified Consumer Services - 0.1%
H&R Block, Inc.	200,000	$ 4,550,000
Hotels, Restaurants & Leisure - 2.7%
McDonald's Corp.	1,821,900	112,411,230
Household Durables - 0.9%
D.R. Horton, Inc.	1,470,000	19,139,400
Jarden Corp. (a)	800,000	18,760,000
Whirlpool Corp.	6,324	501,430
		38,400,830
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	100,000	3,472,000
Media - 1.7%
Comcast Corp. Class A	300,000	5,889,000
Interpublic Group of Companies, Inc. (a)	500,000	3,875,000
The DIRECTV Group, Inc. (a)	500,000	13,085,000
The Walt Disney Co.	1,320,000	40,510,800
Time Warner, Inc.	407,400	5,341,014
		68,700,814
Multiline Retail - 0.2%
Big Lots, Inc. (a)	300,000	8,349,000
Specialty Retail - 2.8%
Advance Auto Parts, Inc.	400,000	15,864,000
AutoZone, Inc. (a)	120,000	14,800,800
Best Buy Co., Inc.	544,780	20,429,250
Charming Shoppes, Inc. (a)	2,000,000	9,780,000
Lowe's Companies, Inc.	500,000	11,845,000
Ross Stores, Inc.	369,485	13,600,743
The Buckle, Inc. (d)	365,607	20,305,813
TJX Companies, Inc.	390,000	11,902,800
		118,528,406
Textiles, Apparel & Luxury Goods - 6.3%
Coach, Inc. (a)	499,930	12,518,247
Hanesbrands, Inc. (a)	550,000	11,962,500
Iconix Brand Group, Inc. (a)(d)	1,337,500	17,494,500
Jones Apparel Group, Inc.	2,257,634	41,788,805
NIKE, Inc. Class B	449,365	30,062,519
Phillips-Van Heusen Corp.	796,900	30,210,479
Polo Ralph Lauren Corp. Class A	270,000	17,992,800
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,415,000	23,814,450
VF Corp.	417,741	32,295,557
Warnaco Group, Inc. (a)	1,006,300	45,575,327
		263,715,184
TOTAL CONSUMER DISCRETIONARY		618,127,464

	Shares	Value
CONSUMER STAPLES - 7.0%
Beverages - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	800,000	$ 17,168,000
Molson Coors Brewing Co. Class B	98,500	4,604,875
		21,772,875
Food & Staples Retailing - 2.7%
BJ's Wholesale Club, Inc. (a)	100,000	3,886,000
Kroger Co.	600,000	16,488,000
SUPERVALU, Inc.	91,700	1,989,890
Wal-Mart Stores, Inc.	1,500,000	89,835,000
		112,198,890
Food Products - 2.3%
Campbell Soup Co.	100,000	3,860,000
Chiquita Brands International, Inc. (a)	150,238	2,375,263
Dean Foods Co. (a)	550,000	12,848,000
Fresh Del Monte Produce, Inc. (a)	893,700	19,840,140
General Mills, Inc.	216,000	14,843,520
Ralcorp Holdings, Inc. (a)	620,000	41,794,200
Saputo, Inc.	100,000	2,372,228
		97,933,351
Household Products - 0.6%
Kimberly-Clark Corp.	250,000	16,210,000
Procter & Gamble Co.	100,000	6,969,000
		23,179,000
Tobacco - 0.9%
Altria Group, Inc.	370,300	7,346,752
British American Tobacco PLC	456,800	14,914,541
British American Tobacco PLC sponsored ADR	180,000	11,160,000
Philip Morris International, Inc.	100,000	4,810,000
		38,231,293
TOTAL CONSUMER STAPLES		293,315,409
ENERGY - 13.6%
Energy Equipment & Services - 8.0%
Atwood Oceanics, Inc. (a)	337,000	12,266,800
Basic Energy Services, Inc. (a)	580,000	12,354,000
BJ Services Co.	991,805	18,973,230
Complete Production Services, Inc. (a)	250,000	5,032,500
ENSCO International, Inc.	710,000	40,917,300
FMC Technologies, Inc. (a)	320,000	14,896,000
Helmerich & Payne, Inc.	1,009,300	43,591,667
Hercules Offshore, Inc. (a)	182,700	2,769,732
Key Energy Services, Inc. (a)	300,000	3,480,000
Nabors Industries Ltd. (a)	765,900	19,086,228
National Oilwell Varco, Inc. (a)	867,590	43,579,046
Noble Corp.	220,000	9,658,000
Patterson-UTI Energy, Inc.	1,440,300	28,834,806
Pride International, Inc. (a)	220,000	6,514,200
Rowan Companies, Inc.	260,000	7,943,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc.	170,000	$ 9,968,800
Superior Energy Services, Inc. (a)	200,000	6,228,000
Tidewater, Inc.	509,300	28,194,848
Transocean, Inc. (a)	66,260	7,277,998
Trinidad Drilling Ltd. (f)	471,600	4,364,205
Vantage Drilling Co. (a)	300,000	897,000
Weatherford International Ltd. (a)	193,800	4,872,132
		331,699,492
Oil, Gas & Consumable Fuels - 5.6%
Addax Petroleum, Inc.	310,000	8,414,036
Apache Corp.	250,000	26,070,000
Canadian Natural Resources Ltd.	100,000	6,858,324
Cimarex Energy Co.	392,455	19,194,974
Comstock Resources, Inc. (a)	150,000	7,507,500
ConocoPhillips	430,000	31,497,500
Devon Energy Corp.	45,000	4,104,000
Encore Acquisition Co. (a)	75,000	3,133,500
Enterprise Products Partners LP	200,000	5,154,000
Hess Corp.	539,318	44,267,221
Nexen, Inc.	730,000	16,940,060
Occidental Petroleum Corp.	205,300	14,463,385
Petro-Canada	280,000	9,312,289
Petrohawk Energy Corp. (a)	289,400	6,259,722
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	238,800	8,935,896
Range Resources Corp.	37,500	1,607,625
Ship Finance International Ltd. (NY Shares)	450,001	9,702,022
Sunoco, Inc.	120,000	4,269,600
Teekay Tankers Ltd.	82,409	1,395,184
Valero Energy Corp.	213,227	6,460,778
		235,547,616
TOTAL ENERGY		567,247,108
FINANCIALS - 28.6%
Capital Markets - 3.1%
Charles Schwab Corp.	200,000	5,200,000
Credit Suisse Group sponsored ADR	100,000	4,828,000
Germany1 Acquisition Ltd. (a)	1,260,000	17,423,621
Germany1 Acquisition Ltd. warrants 9/1/12 (a)	1,260,000	5,728,690
GLG Partners, Inc. (d)	7,402,503	40,121,566
GLG Partners, Inc. warrants 12/28/11 (a)	4,170,200	3,002,544
Goldman Sachs Group, Inc.	229,700	29,401,600
Janus Capital Group, Inc.	200,000	4,856,000
Knight Capital Group, Inc. Class A (a)	12,500	185,750
Morgan Stanley	508,385	11,692,855
Northern Trust Corp.	100,000	7,220,000
		129,660,626

	Shares	Value
Commercial Banks - 4.9%
BB&T Corp. (d)	296,400	$ 11,203,920
Huntington Bancshares, Inc.	300,000	2,397,000
PNC Financial Services Group, Inc.	590,000	44,073,000
U.S. Bancorp, Delaware	900,000	32,418,000
Wells Fargo & Co.	3,051,300	114,515,288
		204,607,208
Consumer Finance - 0.9%
ACOM Co. Ltd.	500,000	17,094,518
Capital One Financial Corp.	221,200	11,281,200
Promise Co. Ltd. (d)	500,000	9,678,725
		38,054,443
Diversified Financial Services - 8.9%
Bank of America Corp.	1,083,400	37,919,000
Citigroup, Inc.	1,160,457	23,800,973
GHL Acquisition Corp. unit	1,129,580	10,956,926
JPMorgan Chase & Co.	2,016,300	94,161,210
Leucadia National Corp.	509,300	23,142,592
Liberty Acquisition Holdings Corp. (a)	155,000	1,348,500
Liberty Acquisition Holdings Corp.:
unit	5,658,100	50,357,090
warrants 12/12/13 (a)	393,800	275,660
Liberty International Acquisition Co. (e)	4,125,000	51,455,066
Liberty International Acquisition Co. warrants 3/17/13 (a)	4,125,000	3,018,659
PICO Holdings, Inc. (a)	333,989	11,993,545
Sapphire Industrials Corp. unit	5,263,147	48,157,795
Trian Acquisition I Corp. unit	1,520,000	13,908,000
		370,495,016
Insurance - 6.6%
ACE Ltd.	382,000	20,677,660
Allied World Assurance Co. Holdings Ltd.	264,200	9,384,384
Aspen Insurance Holdings Ltd.	559,300	15,380,750
Assurant, Inc.	145,000	7,975,000
Axis Capital Holdings Ltd.	477,500	15,141,525
Berkshire Hathaway, Inc. Class A (a)	316	41,269,600
Everest Re Group Ltd.	152,800	13,221,784
Loews Corp.	300,000	11,847,000
Max Capital Group Ltd.	789,900	18,349,377
MetLife, Inc.	402,326	22,530,256
Montpelier Re Holdings Ltd.	506,466	8,361,754
Platinum Underwriters Holdings Ltd.	438,167	15,546,165
Reinsurance Group of America, Inc. Class B	37,577	1,781,901
The Chubb Corp.	422,400	23,189,760
The Travelers Companies, Inc.	728,500	32,928,200
Unum Group	673,300	16,899,830
		274,484,946
Real Estate Investment Trusts - 2.6%
Annaly Capital Management, Inc.	1,489,110	20,028,530
Equity Residential (SBI)	200,000	8,882,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Plum Creek Timber Co., Inc.	450,000	$ 22,437,000
Potlatch Corp.	200,000	9,278,000
Public Storage	200,000	19,802,000
Rayonier, Inc.	231,312	10,952,623
Vornado Realty Trust	200,000	18,190,000
		109,570,153
Real Estate Management & Development - 0.6%
The St. Joe Co. (d)	580,042	22,673,842
Thrifts & Mortgage Finance - 1.0%
Hudson City Bancorp, Inc.	2,250,000	41,512,500
TOTAL FINANCIALS		1,191,058,734
HEALTH CARE - 6.9%
Biotechnology - 0.3%
Grifols SA	500,000	12,771,152
Health Care Equipment & Supplies - 2.0%
American Medical Systems Holdings, Inc. (a)	330,131	5,863,127
Baxter International, Inc.	274,700	18,028,561
Boston Scientific Corp. (a)	400,000	4,908,000
Covidien Ltd.	835,000	44,889,600
Edwards Lifesciences Corp. (a)	100,000	5,776,000
St. Jude Medical, Inc. (a)	100,000	4,349,000
		83,814,288
Health Care Providers & Services - 2.0%
Futuremed Healthcare Income Fund	397,900	2,915,840
Hanger Orthopedic Group, Inc. (a)(e)	2,424,598	42,309,235
McKesson Corp.	70,000	3,766,700
Medco Health Solutions, Inc. (a)	351,400	15,813,000
Universal Health Services, Inc. Class B	335,000	18,770,050
		83,574,825
Life Sciences Tools & Services - 0.4%
Charles River Laboratories International, Inc. (a)	273,403	15,182,069
ICON PLC sponsored ADR	40,000	1,530,000
		16,712,069
Pharmaceuticals - 2.2%
Bristol-Myers Squibb Co.	350,000	7,297,500
Johnson & Johnson	110,000	7,620,800
King Pharmaceuticals, Inc. (a)	400,000	3,832,000
Novartis AG sponsored ADR	250,000	13,210,000
Teva Pharmaceutical Industries Ltd. sponsored ADR	349,300	15,994,447

	Shares	Value
Wyeth	733,500	$ 27,095,490
XenoPort, Inc. (a)	311,071	15,083,833
		90,134,070
TOTAL HEALTH CARE		287,006,404
INDUSTRIALS - 9.9%
Aerospace & Defense - 4.0%
Bombardier, Inc. Class B (sub. vtg.)	1,000,000	5,430,289
General Dynamics Corp.	286,770	21,112,007
Goodrich Corp.	100,000	4,160,000
Honeywell International, Inc.	309,200	12,847,260
L-3 Communications Holdings, Inc.	465,681	45,785,756
Lockheed Martin Corp.	162,522	17,823,788
Northrop Grumman Corp.	470,700	28,496,178
Raytheon Co.	406,937	21,775,199
United Technologies Corp.	130,000	7,807,800
		165,238,277
Commercial Services & Supplies - 0.5%
The Brink's Co.	100,000	6,102,000
United Stationers, Inc. (a)	300,000	14,349,000
		20,451,000
Construction & Engineering - 0.1%
Fluor Corp.	60,000	3,342,000
Electrical Equipment - 0.1%
JA Solar Holdings Co. Ltd. ADR (a)	500,000	5,290,000
Industrial Conglomerates - 0.2%
Tyco International Ltd.	250,000	8,755,000
Machinery - 1.3%
Caterpillar, Inc.	100,000	5,960,000
Colfax Corp.	100,000	1,671,000
Cummins, Inc.	365,000	15,957,800
Flowserve Corp.	117,000	10,386,090
John Bean Technologies Corp. (a)	69,120	875,059
Lindsay Corp.	10,000	727,500
Navistar International Corp. (a)	100,000	5,418,000
Parker Hannifin Corp.	229,200	12,147,600
		53,143,049
Marine - 1.7%
Excel Maritime Carriers Ltd. (d)	1,157,556	17,455,944
Genco Shipping & Trading Ltd. (d)	298,523	9,922,905
Navios Maritime Acquisition Corp. unit (a)	1,447,368	13,257,891
Navios Maritime Holdings, Inc. warrants 12/9/08 (a)	240,250	249,860
OceanFreight, Inc.	458,844	6,180,629
Safe Bulkers, Inc.	1,048,359	11,427,113
TBS International Ltd. Class A (a)	950,000	12,787,000
		71,281,342
Professional Services - 0.1%
Manpower, Inc.	100,000	4,316,000
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	70,000	$ 6,470,100
Norfolk Southern Corp.	524,200	34,707,282
Ryder System, Inc.	50,000	3,100,000
Union Pacific Corp.	385,800	27,453,528
		71,730,910
Trading Companies & Distributors - 0.2%
Interline Brands, Inc. (a)	540,168	8,756,123
TOTAL INDUSTRIALS		412,303,701
INFORMATION TECHNOLOGY - 11.9%
Communications Equipment - 0.7%
Juniper Networks, Inc. (a)	812,800	17,125,696
Nokia Corp. sponsored ADR	600,000	11,190,000
		28,315,696
Computers & Peripherals - 5.7%
Apple, Inc. (a)	100,000	11,366,000
Dell, Inc. (a)	3,075,400	50,682,592
Hewlett-Packard Co.	1,590,500	73,544,720
International Business Machines Corp.	621,400	72,678,944
NCR Corp. (a)	536,560	11,831,148
Western Digital Corp. (a)	855,000	18,228,600
		238,332,004
Electronic Equipment & Components - 0.5%
SYNNEX Corp. (a)	162,900	3,639,186
Tyco Electronics Ltd.	620,000	17,149,200
		20,788,386
IT Services - 2.1%
Accenture Ltd. Class A	210,000	7,980,000
Affiliated Computer Services, Inc. Class A (a)	200,000	10,126,000
CACI International, Inc. Class A (a)	38,855	1,946,636
Computer Sciences Corp. (a)	330,000	13,262,700
CSG Systems International, Inc. (a)	100,000	1,753,000
Hewitt Associates, Inc. Class A (a)	540,000	19,677,600
MasterCard, Inc. Class A	60,000	10,639,800
The Western Union Co.	300,000	7,401,000
Visa, Inc.	256,900	15,771,091
		88,557,827
Semiconductors & Semiconductor Equipment - 0.5%
Altera Corp.	300,000	6,204,000
ASML Holding NV (NY Shares)	500,000	8,805,000
LSI Corp. (a)	500,000	2,680,000
National Semiconductor Corp.	225,000	3,872,250
		21,561,250
Software - 2.4%
Adobe Systems, Inc. (a)	175,300	6,919,091
CA, Inc.	250,000	4,990,000

	Shares	Value
Microsoft Corp.	1,950,000	$ 52,045,500
Symantec Corp. (a)	1,174,000	22,986,920
Ubisoft Entertainment SA (a)	171,667	11,937,833
		98,879,344
TOTAL INFORMATION TECHNOLOGY		496,434,507
MATERIALS - 2.9%
Chemicals - 1.6%
Ashland, Inc.	100,000	2,924,000
Celanese Corp. Class A	110,500	3,084,055
CF Industries Holdings, Inc.	86,743	7,933,515
Innophos Holdings, Inc.	12,500	304,750
Neo Material Technologies, Inc. (a)	3,450,600	5,997,379
Solutia, Inc. (a)	144,006	2,016,084
Terra Industries, Inc.	268,709	7,900,045
The Mosaic Co.	373,795	25,425,536
W.R. Grace & Co. (a)	700,000	10,584,000
		66,169,364
Metals & Mining - 1.3%
BHP Billiton Ltd. sponsored ADR	201,100	10,455,189
Cleveland-Cliffs, Inc.	110,000	5,823,400
Companhia Vale do Rio Doce sponsored ADR	40,000	766,000
Freeport-McMoRan Copper & Gold, Inc. Class B	40,100	2,279,685
Gerdau AmeriSteel Corp.	667,200	6,425,028
Kinross Gold Corp.	1,062,400	17,057,888
Newmont Mining Corp.	100,000	3,876,000
United States Steel Corp.	90,000	6,984,900
		53,668,090
Paper & Forest Products - 0.0%
Acadian Timber Income Fund	100,000	931,980
Domtar Corp. (a)	200,000	920,000
		1,851,980
TOTAL MATERIALS		121,689,434
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	750,000	20,940,000
CenturyTel, Inc. (d)	100,000	3,665,000
Frontier Communications Corp.	200,000	2,300,000
Telefonica SA sponsored ADR	104,700	7,485,003
Verizon Communications, Inc.	200,000	6,418,000
		40,808,003
Wireless Telecommunication Services - 0.4%
Vodafone Group PLC	2,000,000	4,417,234
Vodafone Group PLC sponsored ADR	486,000	10,740,600
		15,157,834
TOTAL TELECOMMUNICATION SERVICES		55,965,837
Common Stocks - continued
	Shares	Value
UTILITIES - 2.4%
Electric Utilities - 0.8%
Edison International	350,000	$ 13,965,000
Entergy Corp.	100,000	8,901,000
FirstEnergy Corp.	150,000	10,048,500
		32,914,500
Gas Utilities - 1.0%
Energen Corp.	596,491	27,009,112
Questar Corp.	320,000	13,094,400
		40,103,512
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	250,000	2,922,500
Boralex, Inc. Class A (a)	261,640	2,109,048
Huaneng Power International, Inc. sponsored ADR	12,500	332,750
		5,364,298
Multi-Utilities - 0.5%
Public Service Enterprise Group, Inc.	509,400	16,703,226
TECO Energy, Inc.	200,000	3,146,000
		19,849,226
TOTAL UTILITIES		98,231,536
TOTAL COMMON STOCKS (Cost $4,659,793,924)		4,141,380,134
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.1%
East West Bancorp, Inc. Series A, 8.00%	5,000	4,393,750
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,000,000)		4,393,750
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 1.92% (b)	1,251,580	$ 1,251,580
Fidelity Securities Lending Cash Central Fund, 2.14% (b)(c)	71,025,750	71,025,750
TOTAL MONEY MARKET FUNDS (Cost $72,277,330)		72,277,330
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $4,737,071,254)		4,218,051,214
NET OTHER ASSETS - (1.2)%		(49,942,970)
NET ASSETS - 100%		$ 4,168,108,244
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,364,205 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,980,737
Fidelity Securities Lending Cash Central Fund	2,473,552
Total	$ 4,454,289
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hanger Orthopedic Group, Inc.	$ -	$ 37,149,556	$ 355,505	$ -	$ 42,309,235
Liberty International Acquisition Co.	-	56,509,557	-	-	51,455,066
Total	$ -	$ 93,659,113	$ 355,505	$ -	$ 93,764,301
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.4%
Bermuda	4.7%
Cayman Islands	2.3%
Canada	2.1%
United Kingdom	1.5%
Marshall Islands	1.0%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending September 30, 2009 approximately $72,542,483 of losses recognized during the period November 1, 2007 to September 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2008
Assets
Investment in securities, at value (including securities loaned of $74,521,878) - See accompanying schedule: Unaffiliated issuers (cost $4,571,479,852)	$ 4,052,009,583
Fidelity Central Funds (cost $72,277,330)	72,277,330
Other affiliated issuers (cost $93,314,072)	93,764,301
Total Investments (cost $4,737,071,254)		$ 4,218,051,214
Cash		6,836,972
Receivable for investments sold		216,872,569
Receivable for fund shares sold		93,208
Dividends receivable		3,894,628
Distributions receivable from Fidelity Central Funds		263,351
Prepaid expenses		8,055
Other receivables		229,919
Total assets		4,446,249,916

Liabilities
Payable for investments purchased	$ 202,645,430
Payable for fund shares redeemed	1,906,688
Accrued management fee	2,072,428
Distribution fees payable	85,602
Other affiliated payables	212,906
Other payables and accrued expenses	192,868
Collateral on securities loaned, at value	71,025,750
Total liabilities		278,141,672

Net Assets		$ 4,168,108,244
Net Assets consist of:
Paid in capital		$ 4,783,001,293
Undistributed net investment income		24,215,950
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(120,027,081)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(519,081,918)
Net Assets		$ 4,168,108,244

Statement of Assets and Liabilities - continued

September 30, 2008
Class O: Net Asset Value, offering price and redemption price per share ($3,785,291,181 ÷ 395,343,271 shares)	$ 9.57

Class A: Net Asset Value and redemption price per share ($379,162,417 ÷ 40,671,452 shares)	$ 9.32

Maximum offering price per share (100/94.25 of $9.32)	$ 9.89
Class T: Net Asset Value and redemption price per share ($1,013,118 ÷ 109,910 shares)	$ 9.22

Maximum offering price per share (100/96.50 of $9.22)	$ 9.55
Class B: Net Asset Value and offering price per share ($399,499 ÷ 43,659 shares)A	$ 9.15

Class C: Net Asset Value and offering price per share ($521,989 ÷ 57,007 shares)A	$ 9.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,720,040 ÷ 180,186 shares)	$ 9.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2008
Investment Income
Dividends		$ 59,289,063
Interest		748,018
Income from Fidelity Central Funds		4,454,289
Total income		64,491,370

Expenses
Management fee	$ 29,327,907
Transfer agent fees	816,675
Distribution fees	1,149,991
Accounting and security lending fees	1,198,648
Custodian fees and expenses	250,123
Independent trustees' compensation	22,595
Depreciation in deferred trustee compensation account	(42)
Registration fees	67,494
Audit	82,069
Legal	50,529
Interest	116,815
Miscellaneous	59,459
Total expenses before reductions	33,142,263
Expense reductions	(699,406)	32,442,857
Net investment income (loss)		32,048,513
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,870,754
Other affiliated issuers	10,464
Foreign currency transactions	(286,462)
Total net realized gain (loss)		65,594,756
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,329,634,360)
Assets and liabilities in foreign currencies	(87,126)
Total change in net unrealized appreciation (depreciation)		(1,329,721,486)
Net gain (loss)		(1,264,126,730)
Net increase (decrease) in net assets resulting from operations		$ (1,232,078,217)

Statement of Changes in Net Assets

	Year ended September 30, 2008	Year ended September 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,048,513	$ 48,840,366
Net realized gain (loss)	65,594,756	700,634,489
Change in net unrealized appreciation (depreciation)	(1,329,721,486)	248,754,142
Net increase (decrease) in net assets resulting from operations	(1,232,078,217)	998,228,997
Distributions to shareholders from net investment income	(43,055,768)	(56,633,564)
Distributions to shareholders from net realized gain	(762,330,303)	(319,652,073)
Total distributions	(805,386,071)	(376,285,637)
Share transactions - net increase (decrease)	376,675,699	(200,869,389)
Total increase (decrease) in net assets	(1,660,788,589)	421,073,971

Net Assets
Beginning of period	5,828,896,833	5,407,822,862
End of period (including undistributed net investment income of $24,215,950 and undistributed net investment income of $37,878,944, respectively)	$ 4,168,108,244	$ 5,828,896,833

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 12.91	$ 11.91	$ 11.03	$ 10.02
Income from Investment Operations
Net investment income (loss) C	.08	.12	.14	.19 F	.12
Net realized and unrealized gain (loss)	(2.86)	2.25	1.18	.86	.97
Total from investment operations	(2.78)	2.37	1.32	1.05	1.09
Distributions from net investment income	(.11)	(.14)	(.13)	(.17)	(.08)
Distributions from net realized gain	(1.91)	(.77)	(.19)	-	-
Total distributions	(2.02) H	(.91)	(.32)	(.17)	(.08)
Net asset value, end of period	$ 9.57	$ 14.37	$ 12.91	$ 11.91	$ 11.03
Total ReturnA,B	(22.45)%	19.44%	11.25%	9.51%	10.91%
Ratios to Average Net Assets D,G
Expenses before reductions	.59%	.60%	.61%	.62%	.61%
Expenses net of fee waivers, if any	.59%	.60%	.61%	.62%	.61%
Expenses net of all reductions	.58%	.59%	.57%	.51%	.55%
Net investment income (loss)	.64%	.90%	1.13%	1.68% F	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,785,291	$ 5,352,895	$ 5,034,751	$ 4,965,789	$ 4,998,159
Portfolio turnover rate E	283%	200%	184%	244%	212%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.019 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

Financial Highlights - Class A

Years ended September 30,

2008

2007

2006

2005 J

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.04	$ 12.64	$ 11.66	$ 10.80	$ 9.81
Income from Investment Operations
Net investment income (loss) D	.03	.07	.08	.13 G	.04
Net realized and unrealized gain (loss)	(2.78)	2.19	1.16	.83	.96
Total from investment operations	(2.75)	2.26	1.24	.96	1.00
Distributions from net investment income	(.06)	(.09)	(.07)	(.10)	(.01)
Distributions from net realized gain	(1.91)	(.77)	(.19)	-	-
Total distributions	(1.97) I	(.86)	(.26)	(.10)	(.01)
Net asset value, end of period	$ 9.32	$ 14.04	$ 12.64	$ 11.66	$ 10.80
Total Return A,B,C	(22.73)%	18.90%	10.81%	8.86%	10.20%
Ratios to Average Net Assets E,H
Expenses before reductions	.99%	.99%	1.06%	1.17%	1.34%
Expenses net of fee waivers, if any	.99%	.99%	1.06%	1.17%	1.34%
Expenses net of all reductions	.97%	.98%	1.02%	1.06%	1.27%
Net investment income (loss)	.25%	.51%	.68%	1.14% G	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 379,162	$ 471,593	$ 372,010	$ 293,602	$ 216,223
Portfolio turnover rate F	283%	200%	184%	244%	212%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.969 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.91	$ 12.57	$ 11.66	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.02)	.01	.04	.01
Net realized and unrealized gain (loss)	(2.76)	2.19	1.14	.31
Total from investment operations	(2.78)	2.20	1.18	.32
Distributions from net investment income	(.01)	(.09)	(.08)	-
Distributions from net realized gain	(1.91)	(.77)	(.19)	-
Total distributions	(1.91) J	(.86)	(.27)	-
Net asset value, end of period	$ 9.22	$ 13.91	$ 12.57	$ 11.66
Total Return B,C,D	(23.06)%	18.49%	10.31%	2.82%
Ratios to Average Net Assets F,I
Expenses before reductions	1.42%	1.43%	1.43%	1.33% A
Expenses net of fee waivers, if any	1.42%	1.43%	1.43%	1.33% A
Expenses net of all reductions	1.40%	1.42%	1.39%	1.21% A
Net investment income (loss)	(.18)%	.07%	.31%	.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,013	$ 1,063	$ 434	$ 103
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.914 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

Financial Highlights - Class B

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 12.51	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05)	(.03)	(.01)
Net realized and unrealized gain (loss)	(2.74)	2.18	1.15	.31
Total from investment operations	(2.82)	2.13	1.12	.30
Distributions from net investment income	-	(.04)	(.06)	-
Distributions from net realized gain	(1.86)	(.77)	(.19)	-
Total distributions	(1.86) J	(.81)	(.25)	-
Net asset value, end of period	$ 9.15	$ 13.83	$ 12.51	$ 11.64
Total Return B,C,D	(23.45)%	17.92%	9.74%	2.65%
Ratios to Average Net Assets F,I
Expenses before reductions	1.90%	1.91%	1.95%	1.85% A
Expenses net of fee waivers, if any	1.90%	1.91%	1.95%	1.85% A
Expenses net of all reductions	1.88%	1.90%	1.91%	1.74% A
Net investment income (loss)	(.66)%	(.41)%	(.21)%	(.32)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 399	$ 466	$ 284	$ 118
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.863 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.85	$ 12.53	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05)	(.01)	(.01)
Net realized and unrealized gain (loss)	(2.73)	2.18	1.15	.31
Total from investment operations	(2.81)	2.13	1.14	.30
Distributions from net investment income	-	(.04)	(.06)	-
Distributions from net realized gain	(1.88)	(.77)	(.19)	-
Total distributions	(1.88) J	(.81)	(.25)	-
Net asset value, end of period	$ 9.16	$ 13.85	$ 12.53	$ 11.64
Total Return B,C,D	(23.39)%	17.87%	9.89%	2.65%
Ratios to Average Net Assets F,I
Expenses before reductions	1.90%	1.91%	1.86%	1.82% A
Expenses net of fee waivers, if any	1.90%	1.91%	1.86%	1.82% A
Expenses net of all reductions	1.89%	1.90%	1.82%	1.71% A
Net investment income (loss)	(.66)%	(.41)%	(.12)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 522	$ 458	$ 229	$ 103
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.879 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

Financial Highlights - Institutional Class

Years ended September 30,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.33	$ 12.90	$ 11.91	$ 11.57
Income from Investment Operations
Net investment income (loss) D	.06	.11	.12	.02
Net realized and unrealized gain (loss)	(2.84)	2.23	1.17	.32
Total from investment operations	(2.78)	2.34	1.29	.34
Distributions from net investment income	(.09)	(.14)	(.11)	-
Distributions from net realized gain	(1.91)	(.77)	(.19)	-
Total distributions	(2.00) I	(.91)	(.30)	-
Net asset value, end of period	$ 9.55	$ 14.33	$ 12.90	$ 11.91
Total Return B,C	(22.48)%	19.20%	11.04%	2.94%
Ratios to Average Net Assets E,H
Expenses before reductions	.74%	.74%	.78%	.83% A
Expenses net of fee waivers, if any	.74%	.74%	.78%	.83% A
Expenses net of all reductions	.73%	.69%	.74%	.71% A
Net investment income (loss)	.50%	.80%	.96%	.67% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,720	$ 2,422	$ 114	$ 103
Portfolio turnover rate F	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2008

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II: O and Destiny Plans II: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 144,438,106
Unrealized depreciation	(712,626,441)
Net unrealized appreciation (depreciation)	(568,188,335)
Undistributed ordinary income	23,044,911
Undistributed long-term capital gain	172,372

Cost for federal income tax purposes	$ 4,786,239,549

The tax character of distributions paid was as follows:

	September 30, 2008	September 30, 2007
Ordinary Income	$ 333,675,118	$ 222,686,589
Long-term Capital Gains	471,710,953	153,599,048
Total	$ 805,386,071	$ 376,285,637

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $14,770,871,545 and $15,099,403,009, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	1,134,411	$ 7,429
Class T	.25%	.25%	5,350	288
Class B	.75%	.25%	4,945	3,981
Class C	.75%	.25%	5,285	2,797
			$ 1,149,991	$ 14,495

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ -
Class T	-
Class B*	37
Class C*	25
$ 62

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for Class O. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 153,594	-*
Class A	653,296.14
Class T	3,471.32
Class B	1,504.30
Class C	1,624.31
Institutional Class	3,186.15
	$ 816,675

* Amount less than .01%.

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $173,473 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,978,606	2.91%	$ 114,530

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $10,395 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the

Annual Report

8. Security Lending - continued

close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,473,552.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $4,317,500. The weighted average interest rate was 2.38%. The interest expense amounted to $2,285 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $692,855 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 551

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $2,527,975, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2008	2007
From net investment income
Class O	$ 40,933,328	$ 53,852,598
Class A	2,106,450	2,750,820
Class T	527	4,757
Class B	-	1,145
Class C	-	803
Institutional Class	15,463	23,441
Total	$ 43,055,768	$ 56,633,564
From net realized gain
Class O	$ 696,957,954	$ 296,173,474
Class A	64,779,107	23,268,152
Class T	143,694	41,151
Class B	67,933	23,203
Class C	64,542	17,168
Institutional Class	317,073	128,925
Total	$ 762,330,303	$ 319,652,073

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2008	2007	2008	2007
Class O
Shares sold	16,057,568	17,079,006	$ 193,845,310	$ 224,837,373
Reinvestment of distributions	58,139,167	27,086,415	713,948,956	337,496,714
Shares redeemed	(51,302,412)	(61,650,556)	(617,418,741)	(817,739,781)
Net increase (decrease)	22,894,323	(17,485,135)	$ 290,375,525	$ (255,405,694)
Class A
Shares sold	5,411,532	5,644,265	$ 63,707,961	$ 72,699,279
Reinvestment of distributions	5,544,964	2,112,917	66,539,525	25,819,847
Shares redeemed	(3,862,439)	(3,618,757)	(44,869,515)	(46,924,186)
Net increase (decrease)	7,094,057	4,138,425	$ 85,377,971	$ 51,594,940
Class T
Shares sold	57,049	82,917	$ 630,134	$ 1,072,648
Reinvestment of distributions	12,119	3,782	144,221	45,908
Shares redeemed	(35,694)	(44,783)	(394,165)	(586,542)
Net increase (decrease)	33,474	41,916	$ 380,190	$ 532,014
Class B
Shares sold	23,902	16,452	$ 266,423	$ 211,111
Reinvestment of distributions	5,649	1,910	66,997	23,154
Shares redeemed	(19,562)	(7,422)	(209,450)	(95,416)
Net increase (decrease)	9,989	10,940	$ 123,970	$ 138,849
Class C
Shares sold	41,282	19,743	$ 457,619	$ 257,311
Reinvestment of distributions	5,132	1,465	60,914	17,782
Shares redeemed	(22,503)	(6,398)	(241,130)	(82,083)
Net increase (decrease)	23,911	14,810	$ 277,403	$ 193,010
Institutional Class
Shares sold	17,393	189,754	$ 195,620	$ 2,473,211
Reinvestment of distributions	27,031	12,238	331,400	152,366
Shares redeemed	(33,224)	(41,867)	(386,380)	(548,085)
Net increase (decrease)	11,200	160,125	$ 140,640	$ 2,077,492

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 25, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2008, $84,593,313, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 15% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 19% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	7,301,245,402.99	95.180
Withheld	369,727,258.69	4.820
TOTAL	7,670,972,661.68	100.000
Dennis J. Dirks
Affirmative	7,315,162,274.23	95.362
Withheld	355,810,387.45	4.638
TOTAL	7,670,972,661.68	100.000
Edward C. Johnson 3d
Affirmative	7,279,566,042.90	94.898
Withheld	391,406,618.78	5.102
TOTAL	7,670,972,661.68	100.000
Alan J. Lacy
Affirmative	7,308,976,735.47	95.281
Withheld	361,995,926.21	4.719
TOTAL	7,670,972,661.68	100.000
Ned C. Lautenbach
Affirmative	7,311,645,783.73	95.316
Withheld	359,326,877.95	4.684
TOTAL	7,670,972,661.68	100.000
Joseph Mauriello
Affirmative	7,299,247,385.40	95.154
Withheld	371,725,276.28	4.846
TOTAL	7,670,972,661.68	100.000
Cornelia M. Small
Affirmative	7,304,074,583.68	95.217
Withheld	366,898,078.00	4.783
TOTAL	7,670,972,661.68	100.000
William S. Stavropoulos
Affirmative	7,288,328,101.58	95.012
Withheld	382,644,560.10	4.988
TOTAL	7,670,972,661.68	100.000
David M. Thomas
Affirmative	7,310,154,938.14	95.296
Withheld	360,817,723.54	4.704
TOTAL	7,670,972,661.68	100.000
Michael E. Wiley
Affirmative	7,291,195,796.49	95.049
Withheld	379,776,865.19	4.951
TOTAL	7,670,972,661.68	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Destiny Portfolios to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	5,886,523,798.95	76.738
Against	1,431,969,592.63	18.667
Abstain	340,360,558.94	4.437
Broker Non-Votes	12,118,711.16	0.158
TOTAL	7,670,972,661.68	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Capital Development Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the first quartile for the one-year period, the second quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIIN-UANN-1108
1.837885.102

Fidelity Destiny® Portfolios:
Fidelity® Advisor
Capital Development Fund -
Class O

Annual Report

September 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	3	Ned Johnson's message to shareholders.
Performance	4	How the fund has done over time.
Management's Discussion	5	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	7	A summary of major shifts in the fund's investments over the past six months.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	19	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers	26
Distributions	30
Proxy Voting Results	31
Board Approval of Investment Advisory Contracts and Management Fees	32

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com ("search for proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2008	Past 1 year	Past 5 years	Past 10 years
Class O	-22.45%	4.59%	3.61%
$50/month 15-Year Plan A	-62.93%	0.82%	2.26%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.7% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Capital Development Fund - Class O on September 30, 1998. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harlan Carere, Portfolio Manager of Fidelity® Advisor Capital Development Fund

Stocks fell sharply for the 12 months ending September 30, 2008, amid a backdrop of falling home values, tight credit and scarce liquidity. In that time frame, the Standard & Poor's 500SM Index declined 21.98%. Of the 10 market sectors in the S&P 500®, only consumer staples had a positive return, rising just under 1%. The others all suffered double-digit losses, led by the roughly 39% decline of the financials sector. In the final quarter of the period, under the strain of a credit crisis and dwindling capital, several of the largest institutions on Wall Street went bankrupt, were forced into acquisitions or were seized by the U.S. government. When Congress failed to agree on a financial bailout plan toward period end, a sell-off of historic proportions ensued. The Dow Jones Industrial AverageSM plummeted roughly 778 points on September 29 - its worst single-day point loss ever - and finished down 19.85% for the 12 months overall, while the NASDAQ Composite® Index dropped 21.99%. The MSCI® Europe, Australasia, Far East (EAFE®) Index - a measure of developed markets outside the U.S. and Canada - fell 30.39%, exacerbated by the renewed strength of the U.S. dollar.

For the year ending September 30, 2008, the fund's Class O shares returned -22.45% (excluding sales charges), lagging the S&P 500. Underweighting consumer staples was the largest detractor from the fund's performance versus the index. The fund also was hurt by stock selection in industrials and a combination of unfavorable security and market selection in utilities. On an individual stock basis, London-based GLG Partners was the most significant detractor. This publicly traded hedge-fund manager declined as its assets fell. Finnish mobile phone manufacturer Nokia also dropped, facing challenging head winds from increased competition and declining consumer spending. Our positioning in Apple, the personal computer, digital music player and mobile communications device maker, hurt as well. Dry bulk shipping company TBS International fell as demand for its services slowed along with the global economy, while underweighting Johnson & Johnson was a misstep in an environment where investors sought out more-defensive stocks in a volatile market. GLG Partners, Nokia and TBS International were out-of-index positions. On the upside, stock and market selection in financials and consumer discretionary were positive, as was an underweighting in information technology. An overweighting in materials also helped. Fertilizer manufacturer Mosaic, an out-of-index position, was the fund's top contributor. Demand for the company's potash remained high and supply was tight, allowing the company to maintain strong pricing power. In information technology, timely ownership of software behemoth Microsoft was a benefit. Software producer Activision also helped, as did video-game manufacturer Nintendo. Both Activision and Nintendo were outside the benchmark and I sold them by period end. Underweighting diversified financial company Citigroup and not owning mortgage giant Fannie Mae benefited the fund, as the credit crisis dragged down both companies' returns.

For the year ending September 30, 2008, the fund's Class A shares returned -22.73% (excluding sales charges), lagging the S&P 500. Underweighting consumer staples was the largest detractor from the fund's performance versus the index. The fund also was hurt by stock selection in industrials and a combination of unfavorable security and market selection in utilities. On an individual stock basis, London-based GLG Partners was the most significant detractor. This publicly traded hedge-fund manager declined as its assets fell. Finnish mobile phone manufacturer Nokia also dropped, facing challenging head winds from increased competition and declining consumer spending. Our positioning in Apple, the personal computer, digital music player and mobile communications device maker, hurt as well. Dry bulk shipping company TBS International fell as demand for its services slowed along with the global economy, while underweighting Johnson & Johnson was a misstep in an environment where investors sought out more-defensive stocks in a volatile market. GLG Partners, Nokia and TBS International were out-of-index positions. On the upside, stock and market selection in financials and consumer discretionary were positive, as was an underweighting in information technology. An overweighting in materials also helped. Fertilizer manufacturer Mosaic, an out-of-index position, was the fund's top contributor. Demand for the company's potash remained high and supply was tight, allowing the company to maintain strong pricing power. In information technology, timely ownership of software behemoth Microsoft was a benefit. Software producer Activision also helped, as did video-game manufacturer Nintendo. Both Activision and Nintendo were outside the benchmark and I sold them by period end. Underweighting diversified financial company Citigroup and not owning mortgage giant Fannie Mae benefited the fund, as the credit crisis dragged down both companies' returns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period* April 1, 2008 to September 30, 2008
Class O	.60%
Actual		$ 1,000.00	$ 872.40	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,022.00	$ 3.03
Class A	.99%
Actual		$ 1,000.00	$ 871.00	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,020.05	$ 5.00
Class T	1.41%
Actual		$ 1,000.00	$ 869.80	$ 6.59
Hypothetical A		$ 1,000.00	$ 1,017.95	$ 7.11
Class B	1.90%
Actual		$ 1,000.00	$ 867.30	$ 8.87
Hypothetical A		$ 1,000.00	$ 1,015.50	$ 9.57
Class C	1.90%
Actual		$ 1,000.00	$ 867.40	$ 8.87
Hypothetical A		$ 1,000.00	$ 1,015.50	$ 9.57
Institutional Class	.74%
Actual		$ 1,000.00	$ 872.90	$ 3.46
Hypothetical A		$ 1,000.00	$ 1,021.30	$ 3.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.7	0.7
McDonald's Corp.	2.7	2.3
JPMorgan Chase & Co.	2.3	1.5
Wal-Mart Stores, Inc.	2.2	0.0
Hewlett-Packard Co.	1.8	2.4
International Business Machines Corp.	1.7	0.9
Microsoft Corp.	1.2	0.0
Liberty International Acquisition Co.	1.2	1.2
Dell, Inc.	1.2	0.0
Liberty Acquisition Holdings Corp. unit	1.2	0.8
	18.2
Top Five Market Sectors as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.7	22.1
Consumer Discretionary	14.8	11.5
Energy	13.6	18.7
Information Technology	11.9	9.8
Industrials	9.9	11.4
Asset Allocation (% of fund's net assets)
As of September 30, 2008 *		As of March 31, 2008 **
	Stocks 99.4%		Stocks 99.3%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	15.6%	** Foreign investments	23.4%

Annual Report

Investments September 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 14.8%
Diversified Consumer Services - 0.1%
H&R Block, Inc.	200,000	$ 4,550,000
Hotels, Restaurants & Leisure - 2.7%
McDonald's Corp.	1,821,900	112,411,230
Household Durables - 0.9%
D.R. Horton, Inc.	1,470,000	19,139,400
Jarden Corp. (a)	800,000	18,760,000
Whirlpool Corp.	6,324	501,430
		38,400,830
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	100,000	3,472,000
Media - 1.7%
Comcast Corp. Class A	300,000	5,889,000
Interpublic Group of Companies, Inc. (a)	500,000	3,875,000
The DIRECTV Group, Inc. (a)	500,000	13,085,000
The Walt Disney Co.	1,320,000	40,510,800
Time Warner, Inc.	407,400	5,341,014
		68,700,814
Multiline Retail - 0.2%
Big Lots, Inc. (a)	300,000	8,349,000
Specialty Retail - 2.8%
Advance Auto Parts, Inc.	400,000	15,864,000
AutoZone, Inc. (a)	120,000	14,800,800
Best Buy Co., Inc.	544,780	20,429,250
Charming Shoppes, Inc. (a)	2,000,000	9,780,000
Lowe's Companies, Inc.	500,000	11,845,000
Ross Stores, Inc.	369,485	13,600,743
The Buckle, Inc. (d)	365,607	20,305,813
TJX Companies, Inc.	390,000	11,902,800
		118,528,406
Textiles, Apparel & Luxury Goods - 6.3%
Coach, Inc. (a)	499,930	12,518,247
Hanesbrands, Inc. (a)	550,000	11,962,500
Iconix Brand Group, Inc. (a)(d)	1,337,500	17,494,500
Jones Apparel Group, Inc.	2,257,634	41,788,805
NIKE, Inc. Class B	449,365	30,062,519
Phillips-Van Heusen Corp.	796,900	30,210,479
Polo Ralph Lauren Corp. Class A	270,000	17,992,800
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,415,000	23,814,450
VF Corp.	417,741	32,295,557
Warnaco Group, Inc. (a)	1,006,300	45,575,327
		263,715,184
TOTAL CONSUMER DISCRETIONARY		618,127,464

	Shares	Value
CONSUMER STAPLES - 7.0%
Beverages - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	800,000	$ 17,168,000
Molson Coors Brewing Co. Class B	98,500	4,604,875
		21,772,875
Food & Staples Retailing - 2.7%
BJ's Wholesale Club, Inc. (a)	100,000	3,886,000
Kroger Co.	600,000	16,488,000
SUPERVALU, Inc.	91,700	1,989,890
Wal-Mart Stores, Inc.	1,500,000	89,835,000
		112,198,890
Food Products - 2.3%
Campbell Soup Co.	100,000	3,860,000
Chiquita Brands International, Inc. (a)	150,238	2,375,263
Dean Foods Co. (a)	550,000	12,848,000
Fresh Del Monte Produce, Inc. (a)	893,700	19,840,140
General Mills, Inc.	216,000	14,843,520
Ralcorp Holdings, Inc. (a)	620,000	41,794,200
Saputo, Inc.	100,000	2,372,228
		97,933,351
Household Products - 0.6%
Kimberly-Clark Corp.	250,000	16,210,000
Procter & Gamble Co.	100,000	6,969,000
		23,179,000
Tobacco - 0.9%
Altria Group, Inc.	370,300	7,346,752
British American Tobacco PLC	456,800	14,914,541
British American Tobacco PLC sponsored ADR	180,000	11,160,000
Philip Morris International, Inc.	100,000	4,810,000
		38,231,293
TOTAL CONSUMER STAPLES		293,315,409
ENERGY - 13.6%
Energy Equipment & Services - 8.0%
Atwood Oceanics, Inc. (a)	337,000	12,266,800
Basic Energy Services, Inc. (a)	580,000	12,354,000
BJ Services Co.	991,805	18,973,230
Complete Production Services, Inc. (a)	250,000	5,032,500
ENSCO International, Inc.	710,000	40,917,300
FMC Technologies, Inc. (a)	320,000	14,896,000
Helmerich & Payne, Inc.	1,009,300	43,591,667
Hercules Offshore, Inc. (a)	182,700	2,769,732
Key Energy Services, Inc. (a)	300,000	3,480,000
Nabors Industries Ltd. (a)	765,900	19,086,228
National Oilwell Varco, Inc. (a)	867,590	43,579,046
Noble Corp.	220,000	9,658,000
Patterson-UTI Energy, Inc.	1,440,300	28,834,806
Pride International, Inc. (a)	220,000	6,514,200
Rowan Companies, Inc.	260,000	7,943,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc.	170,000	$ 9,968,800
Superior Energy Services, Inc. (a)	200,000	6,228,000
Tidewater, Inc.	509,300	28,194,848
Transocean, Inc. (a)	66,260	7,277,998
Trinidad Drilling Ltd. (f)	471,600	4,364,205
Vantage Drilling Co. (a)	300,000	897,000
Weatherford International Ltd. (a)	193,800	4,872,132
		331,699,492
Oil, Gas & Consumable Fuels - 5.6%
Addax Petroleum, Inc.	310,000	8,414,036
Apache Corp.	250,000	26,070,000
Canadian Natural Resources Ltd.	100,000	6,858,324
Cimarex Energy Co.	392,455	19,194,974
Comstock Resources, Inc. (a)	150,000	7,507,500
ConocoPhillips	430,000	31,497,500
Devon Energy Corp.	45,000	4,104,000
Encore Acquisition Co. (a)	75,000	3,133,500
Enterprise Products Partners LP	200,000	5,154,000
Hess Corp.	539,318	44,267,221
Nexen, Inc.	730,000	16,940,060
Occidental Petroleum Corp.	205,300	14,463,385
Petro-Canada	280,000	9,312,289
Petrohawk Energy Corp. (a)	289,400	6,259,722
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	238,800	8,935,896
Range Resources Corp.	37,500	1,607,625
Ship Finance International Ltd. (NY Shares)	450,001	9,702,022
Sunoco, Inc.	120,000	4,269,600
Teekay Tankers Ltd.	82,409	1,395,184
Valero Energy Corp.	213,227	6,460,778
		235,547,616
TOTAL ENERGY		567,247,108
FINANCIALS - 28.6%
Capital Markets - 3.1%
Charles Schwab Corp.	200,000	5,200,000
Credit Suisse Group sponsored ADR	100,000	4,828,000
Germany1 Acquisition Ltd. (a)	1,260,000	17,423,621
Germany1 Acquisition Ltd. warrants 9/1/12 (a)	1,260,000	5,728,690
GLG Partners, Inc. (d)	7,402,503	40,121,566
GLG Partners, Inc. warrants 12/28/11 (a)	4,170,200	3,002,544
Goldman Sachs Group, Inc.	229,700	29,401,600
Janus Capital Group, Inc.	200,000	4,856,000
Knight Capital Group, Inc. Class A (a)	12,500	185,750
Morgan Stanley	508,385	11,692,855
Northern Trust Corp.	100,000	7,220,000
		129,660,626

	Shares	Value
Commercial Banks - 4.9%
BB&T Corp. (d)	296,400	$ 11,203,920
Huntington Bancshares, Inc.	300,000	2,397,000
PNC Financial Services Group, Inc.	590,000	44,073,000
U.S. Bancorp, Delaware	900,000	32,418,000
Wells Fargo & Co.	3,051,300	114,515,288
		204,607,208
Consumer Finance - 0.9%
ACOM Co. Ltd.	500,000	17,094,518
Capital One Financial Corp.	221,200	11,281,200
Promise Co. Ltd. (d)	500,000	9,678,725
		38,054,443
Diversified Financial Services - 8.9%
Bank of America Corp.	1,083,400	37,919,000
Citigroup, Inc.	1,160,457	23,800,973
GHL Acquisition Corp. unit	1,129,580	10,956,926
JPMorgan Chase & Co.	2,016,300	94,161,210
Leucadia National Corp.	509,300	23,142,592
Liberty Acquisition Holdings Corp. (a)	155,000	1,348,500
Liberty Acquisition Holdings Corp.:
unit	5,658,100	50,357,090
warrants 12/12/13 (a)	393,800	275,660
Liberty International Acquisition Co. (e)	4,125,000	51,455,066
Liberty International Acquisition Co. warrants 3/17/13 (a)	4,125,000	3,018,659
PICO Holdings, Inc. (a)	333,989	11,993,545
Sapphire Industrials Corp. unit	5,263,147	48,157,795
Trian Acquisition I Corp. unit	1,520,000	13,908,000
		370,495,016
Insurance - 6.6%
ACE Ltd.	382,000	20,677,660
Allied World Assurance Co. Holdings Ltd.	264,200	9,384,384
Aspen Insurance Holdings Ltd.	559,300	15,380,750
Assurant, Inc.	145,000	7,975,000
Axis Capital Holdings Ltd.	477,500	15,141,525
Berkshire Hathaway, Inc. Class A (a)	316	41,269,600
Everest Re Group Ltd.	152,800	13,221,784
Loews Corp.	300,000	11,847,000
Max Capital Group Ltd.	789,900	18,349,377
MetLife, Inc.	402,326	22,530,256
Montpelier Re Holdings Ltd.	506,466	8,361,754
Platinum Underwriters Holdings Ltd.	438,167	15,546,165
Reinsurance Group of America, Inc. Class B	37,577	1,781,901
The Chubb Corp.	422,400	23,189,760
The Travelers Companies, Inc.	728,500	32,928,200
Unum Group	673,300	16,899,830
		274,484,946
Real Estate Investment Trusts - 2.6%
Annaly Capital Management, Inc.	1,489,110	20,028,530
Equity Residential (SBI)	200,000	8,882,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Plum Creek Timber Co., Inc.	450,000	$ 22,437,000
Potlatch Corp.	200,000	9,278,000
Public Storage	200,000	19,802,000
Rayonier, Inc.	231,312	10,952,623
Vornado Realty Trust	200,000	18,190,000
		109,570,153
Real Estate Management & Development - 0.6%
The St. Joe Co. (d)	580,042	22,673,842
Thrifts & Mortgage Finance - 1.0%
Hudson City Bancorp, Inc.	2,250,000	41,512,500
TOTAL FINANCIALS		1,191,058,734
HEALTH CARE - 6.9%
Biotechnology - 0.3%
Grifols SA	500,000	12,771,152
Health Care Equipment & Supplies - 2.0%
American Medical Systems Holdings, Inc. (a)	330,131	5,863,127
Baxter International, Inc.	274,700	18,028,561
Boston Scientific Corp. (a)	400,000	4,908,000
Covidien Ltd.	835,000	44,889,600
Edwards Lifesciences Corp. (a)	100,000	5,776,000
St. Jude Medical, Inc. (a)	100,000	4,349,000
		83,814,288
Health Care Providers & Services - 2.0%
Futuremed Healthcare Income Fund	397,900	2,915,840
Hanger Orthopedic Group, Inc. (a)(e)	2,424,598	42,309,235
McKesson Corp.	70,000	3,766,700
Medco Health Solutions, Inc. (a)	351,400	15,813,000
Universal Health Services, Inc. Class B	335,000	18,770,050
		83,574,825
Life Sciences Tools & Services - 0.4%
Charles River Laboratories International, Inc. (a)	273,403	15,182,069
ICON PLC sponsored ADR	40,000	1,530,000
		16,712,069
Pharmaceuticals - 2.2%
Bristol-Myers Squibb Co.	350,000	7,297,500
Johnson & Johnson	110,000	7,620,800
King Pharmaceuticals, Inc. (a)	400,000	3,832,000
Novartis AG sponsored ADR	250,000	13,210,000
Teva Pharmaceutical Industries Ltd. sponsored ADR	349,300	15,994,447

	Shares	Value
Wyeth	733,500	$ 27,095,490
XenoPort, Inc. (a)	311,071	15,083,833
		90,134,070
TOTAL HEALTH CARE		287,006,404
INDUSTRIALS - 9.9%
Aerospace & Defense - 4.0%
Bombardier, Inc. Class B (sub. vtg.)	1,000,000	5,430,289
General Dynamics Corp.	286,770	21,112,007
Goodrich Corp.	100,000	4,160,000
Honeywell International, Inc.	309,200	12,847,260
L-3 Communications Holdings, Inc.	465,681	45,785,756
Lockheed Martin Corp.	162,522	17,823,788
Northrop Grumman Corp.	470,700	28,496,178
Raytheon Co.	406,937	21,775,199
United Technologies Corp.	130,000	7,807,800
		165,238,277
Commercial Services & Supplies - 0.5%
The Brink's Co.	100,000	6,102,000
United Stationers, Inc. (a)	300,000	14,349,000
		20,451,000
Construction & Engineering - 0.1%
Fluor Corp.	60,000	3,342,000
Electrical Equipment - 0.1%
JA Solar Holdings Co. Ltd. ADR (a)	500,000	5,290,000
Industrial Conglomerates - 0.2%
Tyco International Ltd.	250,000	8,755,000
Machinery - 1.3%
Caterpillar, Inc.	100,000	5,960,000
Colfax Corp.	100,000	1,671,000
Cummins, Inc.	365,000	15,957,800
Flowserve Corp.	117,000	10,386,090
John Bean Technologies Corp. (a)	69,120	875,059
Lindsay Corp.	10,000	727,500
Navistar International Corp. (a)	100,000	5,418,000
Parker Hannifin Corp.	229,200	12,147,600
		53,143,049
Marine - 1.7%
Excel Maritime Carriers Ltd. (d)	1,157,556	17,455,944
Genco Shipping & Trading Ltd. (d)	298,523	9,922,905
Navios Maritime Acquisition Corp. unit (a)	1,447,368	13,257,891
Navios Maritime Holdings, Inc. warrants 12/9/08 (a)	240,250	249,860
OceanFreight, Inc.	458,844	6,180,629
Safe Bulkers, Inc.	1,048,359	11,427,113
TBS International Ltd. Class A (a)	950,000	12,787,000
		71,281,342
Professional Services - 0.1%
Manpower, Inc.	100,000	4,316,000
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	70,000	$ 6,470,100
Norfolk Southern Corp.	524,200	34,707,282
Ryder System, Inc.	50,000	3,100,000
Union Pacific Corp.	385,800	27,453,528
		71,730,910
Trading Companies & Distributors - 0.2%
Interline Brands, Inc. (a)	540,168	8,756,123
TOTAL INDUSTRIALS		412,303,701
INFORMATION TECHNOLOGY - 11.9%
Communications Equipment - 0.7%
Juniper Networks, Inc. (a)	812,800	17,125,696
Nokia Corp. sponsored ADR	600,000	11,190,000
		28,315,696
Computers & Peripherals - 5.7%
Apple, Inc. (a)	100,000	11,366,000
Dell, Inc. (a)	3,075,400	50,682,592
Hewlett-Packard Co.	1,590,500	73,544,720
International Business Machines Corp.	621,400	72,678,944
NCR Corp. (a)	536,560	11,831,148
Western Digital Corp. (a)	855,000	18,228,600
		238,332,004
Electronic Equipment & Components - 0.5%
SYNNEX Corp. (a)	162,900	3,639,186
Tyco Electronics Ltd.	620,000	17,149,200
		20,788,386
IT Services - 2.1%
Accenture Ltd. Class A	210,000	7,980,000
Affiliated Computer Services, Inc. Class A (a)	200,000	10,126,000
CACI International, Inc. Class A (a)	38,855	1,946,636
Computer Sciences Corp. (a)	330,000	13,262,700
CSG Systems International, Inc. (a)	100,000	1,753,000
Hewitt Associates, Inc. Class A (a)	540,000	19,677,600
MasterCard, Inc. Class A	60,000	10,639,800
The Western Union Co.	300,000	7,401,000
Visa, Inc.	256,900	15,771,091
		88,557,827
Semiconductors & Semiconductor Equipment - 0.5%
Altera Corp.	300,000	6,204,000
ASML Holding NV (NY Shares)	500,000	8,805,000
LSI Corp. (a)	500,000	2,680,000
National Semiconductor Corp.	225,000	3,872,250
		21,561,250
Software - 2.4%
Adobe Systems, Inc. (a)	175,300	6,919,091
CA, Inc.	250,000	4,990,000

	Shares	Value
Microsoft Corp.	1,950,000	$ 52,045,500
Symantec Corp. (a)	1,174,000	22,986,920
Ubisoft Entertainment SA (a)	171,667	11,937,833
		98,879,344
TOTAL INFORMATION TECHNOLOGY		496,434,507
MATERIALS - 2.9%
Chemicals - 1.6%
Ashland, Inc.	100,000	2,924,000
Celanese Corp. Class A	110,500	3,084,055
CF Industries Holdings, Inc.	86,743	7,933,515
Innophos Holdings, Inc.	12,500	304,750
Neo Material Technologies, Inc. (a)	3,450,600	5,997,379
Solutia, Inc. (a)	144,006	2,016,084
Terra Industries, Inc.	268,709	7,900,045
The Mosaic Co.	373,795	25,425,536
W.R. Grace & Co. (a)	700,000	10,584,000
		66,169,364
Metals & Mining - 1.3%
BHP Billiton Ltd. sponsored ADR	201,100	10,455,189
Cleveland-Cliffs, Inc.	110,000	5,823,400
Companhia Vale do Rio Doce sponsored ADR	40,000	766,000
Freeport-McMoRan Copper & Gold, Inc. Class B	40,100	2,279,685
Gerdau AmeriSteel Corp.	667,200	6,425,028
Kinross Gold Corp.	1,062,400	17,057,888
Newmont Mining Corp.	100,000	3,876,000
United States Steel Corp.	90,000	6,984,900
		53,668,090
Paper & Forest Products - 0.0%
Acadian Timber Income Fund	100,000	931,980
Domtar Corp. (a)	200,000	920,000
		1,851,980
TOTAL MATERIALS		121,689,434
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	750,000	20,940,000
CenturyTel, Inc. (d)	100,000	3,665,000
Frontier Communications Corp.	200,000	2,300,000
Telefonica SA sponsored ADR	104,700	7,485,003
Verizon Communications, Inc.	200,000	6,418,000
		40,808,003
Wireless Telecommunication Services - 0.4%
Vodafone Group PLC	2,000,000	4,417,234
Vodafone Group PLC sponsored ADR	486,000	10,740,600
		15,157,834
TOTAL TELECOMMUNICATION SERVICES		55,965,837
Common Stocks - continued
	Shares	Value
UTILITIES - 2.4%
Electric Utilities - 0.8%
Edison International	350,000	$ 13,965,000
Entergy Corp.	100,000	8,901,000
FirstEnergy Corp.	150,000	10,048,500
		32,914,500
Gas Utilities - 1.0%
Energen Corp.	596,491	27,009,112
Questar Corp.	320,000	13,094,400
		40,103,512
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	250,000	2,922,500
Boralex, Inc. Class A (a)	261,640	2,109,048
Huaneng Power International, Inc. sponsored ADR	12,500	332,750
		5,364,298
Multi-Utilities - 0.5%
Public Service Enterprise Group, Inc.	509,400	16,703,226
TECO Energy, Inc.	200,000	3,146,000
		19,849,226
TOTAL UTILITIES		98,231,536
TOTAL COMMON STOCKS (Cost $4,659,793,924)		4,141,380,134
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.1%
East West Bancorp, Inc. Series A, 8.00%	5,000	4,393,750
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,000,000)		4,393,750
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 1.92% (b)	1,251,580	$ 1,251,580
Fidelity Securities Lending Cash Central Fund, 2.14% (b)(c)	71,025,750	71,025,750
TOTAL MONEY MARKET FUNDS (Cost $72,277,330)		72,277,330
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $4,737,071,254)		4,218,051,214
NET OTHER ASSETS - (1.2)%		(49,942,970)
NET ASSETS - 100%		$ 4,168,108,244
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,364,205 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,980,737
Fidelity Securities Lending Cash Central Fund	2,473,552
Total	$ 4,454,289
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hanger Orthopedic Group, Inc.	$ -	$ 37,149,556	$ 355,505	$ -	$ 42,309,235
Liberty International Acquisition Co.	-	56,509,557	-	-	51,455,066
Total	$ -	$ 93,659,113	$ 355,505	$ -	$ 93,764,301
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.4%
Bermuda	4.7%
Cayman Islands	2.3%
Canada	2.1%
United Kingdom	1.5%
Marshall Islands	1.0%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending September 30, 2009 approximately $72,542,483 of losses recognized during the period November 1, 2007 to September 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2008
Assets
Investment in securities, at value (including securities loaned of $74,521,878) - See accompanying schedule: Unaffiliated issuers (cost $4,571,479,852)	$ 4,052,009,583
Fidelity Central Funds (cost $72,277,330)	72,277,330
Other affiliated issuers (cost $93,314,072)	93,764,301
Total Investments (cost $4,737,071,254)		$ 4,218,051,214
Cash		6,836,972
Receivable for investments sold		216,872,569
Receivable for fund shares sold		93,208
Dividends receivable		3,894,628
Distributions receivable from Fidelity Central Funds		263,351
Prepaid expenses		8,055
Other receivables		229,919
Total assets		4,446,249,916

Liabilities
Payable for investments purchased	$ 202,645,430
Payable for fund shares redeemed	1,906,688
Accrued management fee	2,072,428
Distribution fees payable	85,602
Other affiliated payables	212,906
Other payables and accrued expenses	192,868
Collateral on securities loaned, at value	71,025,750
Total liabilities		278,141,672

Net Assets		$ 4,168,108,244
Net Assets consist of:
Paid in capital		$ 4,783,001,293
Undistributed net investment income		24,215,950
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(120,027,081)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(519,081,918)
Net Assets		$ 4,168,108,244

Statement of Assets and Liabilities - continued

September 30, 2008
Class O: Net Asset Value, offering price and redemption price per share ($3,785,291,181 ÷ 395,343,271 shares)	$ 9.57

Class A: Net Asset Value and redemption price per share ($379,162,417 ÷ 40,671,452 shares)	$ 9.32

Maximum offering price per share (100/94.25 of $9.32)	$ 9.89
Class T: Net Asset Value and redemption price per share ($1,013,118 ÷ 109,910 shares)	$ 9.22

Maximum offering price per share (100/96.50 of $9.22)	$ 9.55
Class B: Net Asset Value and offering price per share ($399,499 ÷ 43,659 shares)A	$ 9.15

Class C: Net Asset Value and offering price per share ($521,989 ÷ 57,007 shares)A	$ 9.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,720,040 ÷ 180,186 shares)	$ 9.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2008
Investment Income
Dividends		$ 59,289,063
Interest		748,018
Income from Fidelity Central Funds		4,454,289
Total income		64,491,370

Expenses
Management fee	$ 29,327,907
Transfer agent fees	816,675
Distribution fees	1,149,991
Accounting and security lending fees	1,198,648
Custodian fees and expenses	250,123
Independent trustees' compensation	22,595
Depreciation in deferred trustee compensation account	(42)
Registration fees	67,494
Audit	82,069
Legal	50,529
Interest	116,815
Miscellaneous	59,459
Total expenses before reductions	33,142,263
Expense reductions	(699,406)	32,442,857
Net investment income (loss)		32,048,513
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,870,754
Other affiliated issuers	10,464
Foreign currency transactions	(286,462)
Total net realized gain (loss)		65,594,756
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,329,634,360)
Assets and liabilities in foreign currencies	(87,126)
Total change in net unrealized appreciation (depreciation)		(1,329,721,486)
Net gain (loss)		(1,264,126,730)
Net increase (decrease) in net assets resulting from operations		$ (1,232,078,217)

Statement of Changes in Net Assets

	Year ended September 30, 2008	Year ended September 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,048,513	$ 48,840,366
Net realized gain (loss)	65,594,756	700,634,489
Change in net unrealized appreciation (depreciation)	(1,329,721,486)	248,754,142
Net increase (decrease) in net assets resulting from operations	(1,232,078,217)	998,228,997
Distributions to shareholders from net investment income	(43,055,768)	(56,633,564)
Distributions to shareholders from net realized gain	(762,330,303)	(319,652,073)
Total distributions	(805,386,071)	(376,285,637)
Share transactions - net increase (decrease)	376,675,699	(200,869,389)
Total increase (decrease) in net assets	(1,660,788,589)	421,073,971

Net Assets
Beginning of period	5,828,896,833	5,407,822,862
End of period (including undistributed net investment income of $24,215,950 and undistributed net investment income of $37,878,944, respectively)	$ 4,168,108,244	$ 5,828,896,833

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 12.91	$ 11.91	$ 11.03	$ 10.02
Income from Investment Operations
Net investment income (loss) C	.08	.12	.14	.19 F	.12
Net realized and unrealized gain (loss)	(2.86)	2.25	1.18	.86	.97
Total from investment operations	(2.78)	2.37	1.32	1.05	1.09
Distributions from net investment income	(.11)	(.14)	(.13)	(.17)	(.08)
Distributions from net realized gain	(1.91)	(.77)	(.19)	-	-
Total distributions	(2.02) H	(.91)	(.32)	(.17)	(.08)
Net asset value, end of period	$ 9.57	$ 14.37	$ 12.91	$ 11.91	$ 11.03
Total ReturnA,B	(22.45)%	19.44%	11.25%	9.51%	10.91%
Ratios to Average Net Assets D,G
Expenses before reductions	.59%	.60%	.61%	.62%	.61%
Expenses net of fee waivers, if any	.59%	.60%	.61%	.62%	.61%
Expenses net of all reductions	.58%	.59%	.57%	.51%	.55%
Net investment income (loss)	.64%	.90%	1.13%	1.68% F	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,785,291	$ 5,352,895	$ 5,034,751	$ 4,965,789	$ 4,998,159
Portfolio turnover rate E	283%	200%	184%	244%	212%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.019 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

Financial Highlights - Class A

Years ended September 30,

2008

2007

2006

2005 J

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.04	$ 12.64	$ 11.66	$ 10.80	$ 9.81
Income from Investment Operations
Net investment income (loss) D	.03	.07	.08	.13 G	.04
Net realized and unrealized gain (loss)	(2.78)	2.19	1.16	.83	.96
Total from investment operations	(2.75)	2.26	1.24	.96	1.00
Distributions from net investment income	(.06)	(.09)	(.07)	(.10)	(.01)
Distributions from net realized gain	(1.91)	(.77)	(.19)	-	-
Total distributions	(1.97) I	(.86)	(.26)	(.10)	(.01)
Net asset value, end of period	$ 9.32	$ 14.04	$ 12.64	$ 11.66	$ 10.80
Total Return A,B,C	(22.73)%	18.90%	10.81%	8.86%	10.20%
Ratios to Average Net Assets E,H
Expenses before reductions	.99%	.99%	1.06%	1.17%	1.34%
Expenses net of fee waivers, if any	.99%	.99%	1.06%	1.17%	1.34%
Expenses net of all reductions	.97%	.98%	1.02%	1.06%	1.27%
Net investment income (loss)	.25%	.51%	.68%	1.14% G	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 379,162	$ 471,593	$ 372,010	$ 293,602	$ 216,223
Portfolio turnover rate F	283%	200%	184%	244%	212%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.969 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.91	$ 12.57	$ 11.66	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.02)	.01	.04	.01
Net realized and unrealized gain (loss)	(2.76)	2.19	1.14	.31
Total from investment operations	(2.78)	2.20	1.18	.32
Distributions from net investment income	(.01)	(.09)	(.08)	-
Distributions from net realized gain	(1.91)	(.77)	(.19)	-
Total distributions	(1.91) J	(.86)	(.27)	-
Net asset value, end of period	$ 9.22	$ 13.91	$ 12.57	$ 11.66
Total Return B,C,D	(23.06)%	18.49%	10.31%	2.82%
Ratios to Average Net Assets F,I
Expenses before reductions	1.42%	1.43%	1.43%	1.33% A
Expenses net of fee waivers, if any	1.42%	1.43%	1.43%	1.33% A
Expenses net of all reductions	1.40%	1.42%	1.39%	1.21% A
Net investment income (loss)	(.18)%	.07%	.31%	.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,013	$ 1,063	$ 434	$ 103
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.914 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

Financial Highlights - Class B

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 12.51	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05)	(.03)	(.01)
Net realized and unrealized gain (loss)	(2.74)	2.18	1.15	.31
Total from investment operations	(2.82)	2.13	1.12	.30
Distributions from net investment income	-	(.04)	(.06)	-
Distributions from net realized gain	(1.86)	(.77)	(.19)	-
Total distributions	(1.86) J	(.81)	(.25)	-
Net asset value, end of period	$ 9.15	$ 13.83	$ 12.51	$ 11.64
Total Return B,C,D	(23.45)%	17.92%	9.74%	2.65%
Ratios to Average Net Assets F,I
Expenses before reductions	1.90%	1.91%	1.95%	1.85% A
Expenses net of fee waivers, if any	1.90%	1.91%	1.95%	1.85% A
Expenses net of all reductions	1.88%	1.90%	1.91%	1.74% A
Net investment income (loss)	(.66)%	(.41)%	(.21)%	(.32)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 399	$ 466	$ 284	$ 118
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.863 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.85	$ 12.53	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05)	(.01)	(.01)
Net realized and unrealized gain (loss)	(2.73)	2.18	1.15	.31
Total from investment operations	(2.81)	2.13	1.14	.30
Distributions from net investment income	-	(.04)	(.06)	-
Distributions from net realized gain	(1.88)	(.77)	(.19)	-
Total distributions	(1.88) J	(.81)	(.25)	-
Net asset value, end of period	$ 9.16	$ 13.85	$ 12.53	$ 11.64
Total Return B,C,D	(23.39)%	17.87%	9.89%	2.65%
Ratios to Average Net Assets F,I
Expenses before reductions	1.90%	1.91%	1.86%	1.82% A
Expenses net of fee waivers, if any	1.90%	1.91%	1.86%	1.82% A
Expenses net of all reductions	1.89%	1.90%	1.82%	1.71% A
Net investment income (loss)	(.66)%	(.41)%	(.12)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 522	$ 458	$ 229	$ 103
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.879 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

Financial Highlights - Institutional Class

Years ended September 30,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.33	$ 12.90	$ 11.91	$ 11.57
Income from Investment Operations
Net investment income (loss) D	.06	.11	.12	.02
Net realized and unrealized gain (loss)	(2.84)	2.23	1.17	.32
Total from investment operations	(2.78)	2.34	1.29	.34
Distributions from net investment income	(.09)	(.14)	(.11)	-
Distributions from net realized gain	(1.91)	(.77)	(.19)	-
Total distributions	(2.00) I	(.91)	(.30)	-
Net asset value, end of period	$ 9.55	$ 14.33	$ 12.90	$ 11.91
Total Return B,C	(22.48)%	19.20%	11.04%	2.94%
Ratios to Average Net Assets E,H
Expenses before reductions	.74%	.74%	.78%	.83% A
Expenses net of fee waivers, if any	.74%	.74%	.78%	.83% A
Expenses net of all reductions	.73%	.69%	.74%	.71% A
Net investment income (loss)	.50%	.80%	.96%	.67% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,720	$ 2,422	$ 114	$ 103
Portfolio turnover rate F	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2008

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II: O and Destiny Plans II: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 144,438,106
Unrealized depreciation	(712,626,441)
Net unrealized appreciation (depreciation)	(568,188,335)
Undistributed ordinary income	23,044,911
Undistributed long-term capital gain	172,372

Cost for federal income tax purposes	$ 4,786,239,549

The tax character of distributions paid was as follows:

	September 30, 2008	September 30, 2007
Ordinary Income	$ 333,675,118	$ 222,686,589
Long-term Capital Gains	471,710,953	153,599,048
Total	$ 805,386,071	$ 376,285,637

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $14,770,871,545 and $15,099,403,009, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	1,134,411	$ 7,429
Class T	.25%	.25%	5,350	288
Class B	.75%	.25%	4,945	3,981
Class C	.75%	.25%	5,285	2,797
			$ 1,149,991	$ 14,495

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ -
Class T	-
Class B*	37
Class C*	25
$ 62

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for Class O. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 153,594	-*
Class A	653,296.14
Class T	3,471.32
Class B	1,504.30
Class C	1,624.31
Institutional Class	3,186.15
	$ 816,675

* Amount less than .01%.

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $173,473 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,978,606	2.91%	$ 114,530

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $10,395 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the

Annual Report

8. Security Lending - continued

close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,473,552.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $4,317,500. The weighted average interest rate was 2.38%. The interest expense amounted to $2,285 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $692,855 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 551

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $2,527,975, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2008	2007
From net investment income
Class O	$ 40,933,328	$ 53,852,598
Class A	2,106,450	2,750,820
Class T	527	4,757
Class B	-	1,145
Class C	-	803
Institutional Class	15,463	23,441
Total	$ 43,055,768	$ 56,633,564
From net realized gain
Class O	$ 696,957,954	$ 296,173,474
Class A	64,779,107	23,268,152
Class T	143,694	41,151
Class B	67,933	23,203
Class C	64,542	17,168
Institutional Class	317,073	128,925
Total	$ 762,330,303	$ 319,652,073

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2008	2007	2008	2007
Class O
Shares sold	16,057,568	17,079,006	$ 193,845,310	$ 224,837,373
Reinvestment of distributions	58,139,167	27,086,415	713,948,956	337,496,714
Shares redeemed	(51,302,412)	(61,650,556)	(617,418,741)	(817,739,781)
Net increase (decrease)	22,894,323	(17,485,135)	$ 290,375,525	$ (255,405,694)
Class A
Shares sold	5,411,532	5,644,265	$ 63,707,961	$ 72,699,279
Reinvestment of distributions	5,544,964	2,112,917	66,539,525	25,819,847
Shares redeemed	(3,862,439)	(3,618,757)	(44,869,515)	(46,924,186)
Net increase (decrease)	7,094,057	4,138,425	$ 85,377,971	$ 51,594,940
Class T
Shares sold	57,049	82,917	$ 630,134	$ 1,072,648
Reinvestment of distributions	12,119	3,782	144,221	45,908
Shares redeemed	(35,694)	(44,783)	(394,165)	(586,542)
Net increase (decrease)	33,474	41,916	$ 380,190	$ 532,014
Class B
Shares sold	23,902	16,452	$ 266,423	$ 211,111
Reinvestment of distributions	5,649	1,910	66,997	23,154
Shares redeemed	(19,562)	(7,422)	(209,450)	(95,416)
Net increase (decrease)	9,989	10,940	$ 123,970	$ 138,849
Class C
Shares sold	41,282	19,743	$ 457,619	$ 257,311
Reinvestment of distributions	5,132	1,465	60,914	17,782
Shares redeemed	(22,503)	(6,398)	(241,130)	(82,083)
Net increase (decrease)	23,911	14,810	$ 277,403	$ 193,010
Institutional Class
Shares sold	17,393	189,754	$ 195,620	$ 2,473,211
Reinvestment of distributions	27,031	12,238	331,400	152,366
Shares redeemed	(33,224)	(41,867)	(386,380)	(548,085)
Net increase (decrease)	11,200	160,125	$ 140,640	$ 2,077,492

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 25, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2008, $84,593,313, or, if subsequently determined to be different, the net capital gain of such year.

Class O designates 14% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 18% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	7,301,245,402.99	95.180
Withheld	369,727,258.69	4.820
TOTAL	7,670,972,661.68	100.000
Dennis J. Dirks
Affirmative	7,315,162,274.23	95.362
Withheld	355,810,387.45	4.638
TOTAL	7,670,972,661.68	100.000
Edward C. Johnson 3d
Affirmative	7,279,566,042.90	94.898
Withheld	391,406,618.78	5.102
TOTAL	7,670,972,661.68	100.000
Alan J. Lacy
Affirmative	7,308,976,735.47	95.281
Withheld	361,995,926.21	4.719
TOTAL	7,670,972,661.68	100.000
Ned C. Lautenbach
Affirmative	7,311,645,783.73	95.316
Withheld	359,326,877.95	4.684
TOTAL	7,670,972,661.68	100.000
Joseph Mauriello
Affirmative	7,299,247,385.40	95.154
Withheld	371,725,276.28	4.846
TOTAL	7,670,972,661.68	100.000
Cornelia M. Small
Affirmative	7,304,074,583.68	95.217
Withheld	366,898,078.00	4.783
TOTAL	7,670,972,661.68	100.000
William S. Stavropoulos
Affirmative	7,288,328,101.58	95.012
Withheld	382,644,560.10	4.988
TOTAL	7,670,972,661.68	100.000
David M. Thomas
Affirmative	7,310,154,938.14	95.296
Withheld	360,817,723.54	4.704
TOTAL	7,670,972,661.68	100.000
Michael E. Wiley
Affirmative	7,291,195,796.49	95.049
Withheld	379,776,865.19	4.951
TOTAL	7,670,972,661.68	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Destiny Portfolios to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	5,886,523,798.95	76.738
Against	1,431,969,592.63	18.667
Abstain	340,360,558.94	4.437
Broker Non-Votes	12,118,711.16	0.158
TOTAL	7,670,972,661.68	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Capital Development Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the first quartile for the one-year period, the second quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIIO-UANN-1108
1.837884.102

Fidelity® Advisor
Capital Development Fund -
Class A, Class T, Class B and Class C

Annual Report

September 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	3	Ned Johnson's message to shareholders.
Performance	4	How the fund has done over time.
Management's Discussion	5	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	7	A summary of major shifts in the fund's investments over the past six months.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	19	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers	26
Distributions	30
Proxy Voting Results	31
Board Approval of Investment Advisory Contracts and Management Fees	32

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com ("search for proxy voting guidelines"), or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-27.17%	2.85%	2.30%
Class T (incl. 3.50% sales charge) B	-25.75%	3.09%	2.46%
Class B (incl. contingent deferred sales charge) C	-26.75%	3.15%	2.65%
Class C (incl. contingent deferred sales charge) D	-24.05%	3.51%	2.67%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares (effective July 12, 2005, Class N was renamed Class A) took place on April 30, 1999. Returns prior to April 30, 1999 are those of Class O, restated to reflect the higher 12b-1 and transfer agent fee applicable to Class A.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class T returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class B returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past 1 year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class C returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past 1 year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity® Advisor Capital Development Fund - Class A on September 30, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Class A took place on April 30, 1999. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Comments from Harlan Carere, Portfolio Manager of Fidelity® Advisor Capital Development Fund

Stocks fell sharply for the 12 months ending September 30, 2008, amid a backdrop of falling home values, tight credit and scarce liquidity. In that time frame, the Standard & Poor's 500SM Index declined 21.98%. Of the 10 market sectors in the S&P 500®, only consumer staples had a positive return, rising just under 1%. The others all suffered double-digit losses, led by the roughly 39% decline of the financials sector. In the final quarter of the period, under the strain of a credit crisis and dwindling capital, several of the largest institutions on Wall Street went bankrupt, were forced into acquisitions or were seized by the U.S. government. When Congress failed to agree on a financial bailout plan toward period end, a sell-off of historic proportions ensued. The Dow Jones Industrial AverageSM plummeted roughly 778 points on September 29 - its worst single-day point loss ever - and finished down 19.85% for the 12 months overall, while the NASDAQ Composite® Index dropped 21.99%. The MSCI® Europe, Australasia, Far East (EAFE®) Index - a measure of developed markets outside the U.S. and Canada - fell 30.39%, exacerbated by the renewed strength of the U.S. dollar.

For the year ending September 30, 2008, the fund's Class A, Class T, Class B and Class C shares returned -22.73%, -23.06%, -23.45% and -23.39%, respectively (excluding sales charges), lagging the S&P 500. Underweighting consumer staples was the largest detractor from the fund's performance versus the index. The fund also was hurt by stock selection in industrials and a combination of unfavorable security and market selection in utilities. On an individual stock basis, London-based GLG Partners was the most significant detractor. This publicly traded hedge-fund manager declined as its assets fell. Finnish mobile phone manufacturer Nokia also dropped, facing challenging head winds from increased competition and declining consumer spending. Our positioning in Apple, the personal computer, digital music player and mobile communications device maker, hurt as well. Dry bulk shipping company TBS International fell as demand for its services slowed along with the global economy, while underweighting Johnson & Johnson was a misstep in an environment where investors sought out more-defensive stocks in a volatile market. GLG Partners, Nokia and TBS International were out-of-index positions. On the upside, stock and market selection in financials and consumer discretionary were positive, as was an underweighting in information technology. An overweighting in materials also helped. Fertilizer manufacturer Mosaic, an out-of-index position, was the fund's top contributor. Demand for the company's potash remained high and supply was tight, allowing the company to maintain strong pricing power. In information technology, timely ownership of software behemoth Microsoft was a benefit. Software producer Activision also helped, as did video-game manufacturer Nintendo. Both Activision and Nintendo were outside the benchmark and I sold them by period end. Underweighting diversified financial company Citigroup and not owning mortgage giant Fannie Mae benefited the fund, as the credit crisis dragged down both companies' returns.

For the year ending September 30, 2008, the fund's Institutional Class shares returned -22.48%, lagging the S&P 500. Underweighting consumer staples was the largest detractor from the fund's performance versus the index. The fund also was hurt by stock selection in industrials and a combination of unfavorable security and market selection in utilities. On an individual stock basis, London-based GLG Partners was the most significant detractor. This publicly traded hedge-fund manager declined as its assets fell. Finnish mobile phone manufacturer Nokia also dropped, facing challenging head winds from increased competition and declining consumer spending. Our positioning in Apple, the personal computer, digital music player and mobile communications device maker, hurt as well. Dry bulk shipping company TBS International fell as demand for its services slowed along with the global economy, while underweighting Johnson & Johnson was a misstep in an environment where investors sought out more-defensive stocks in a volatile market. GLG Partners, Nokia and TBS International were out-of-index positions. On the upside, stock and market selection in financials and consumer discretionary were positive, as was an underweighting in information technology. An overweighting in materials also helped. Fertilizer manufacturer Mosaic, an out-of-index position, was the fund's top contributor. Demand for the company's potash remained high and supply was tight, allowing the company to maintain strong pricing power. In information technology, timely ownership of software behemoth Microsoft was a benefit. Software producer Activision also helped, as did video-game manufacturer Nintendo. Both Activision and Nintendo were outside the benchmark and I sold them by period end. Underweighting diversified financial company Citigroup and not owning mortgage giant Fannie Mae benefited the fund, as the credit crisis dragged down both companies' returns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period* April 1, 2008 to September 30, 2008
Class O	.60%
Actual		$ 1,000.00	$ 872.40	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,022.00	$ 3.03
Class A	.99%
Actual		$ 1,000.00	$ 871.00	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,020.05	$ 5.00
Class T	1.41%
Actual		$ 1,000.00	$ 869.80	$ 6.59
Hypothetical A		$ 1,000.00	$ 1,017.95	$ 7.11
Class B	1.90%
Actual		$ 1,000.00	$ 867.30	$ 8.87
Hypothetical A		$ 1,000.00	$ 1,015.50	$ 9.57
Class C	1.90%
Actual		$ 1,000.00	$ 867.40	$ 8.87
Hypothetical A		$ 1,000.00	$ 1,015.50	$ 9.57
Institutional Class	.74%
Actual		$ 1,000.00	$ 872.90	$ 3.46
Hypothetical A		$ 1,000.00	$ 1,021.30	$ 3.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.7	0.7
McDonald's Corp.	2.7	2.3
JPMorgan Chase & Co.	2.3	1.5
Wal-Mart Stores, Inc.	2.2	0.0
Hewlett-Packard Co.	1.8	2.4
International Business Machines Corp.	1.7	0.9
Microsoft Corp.	1.2	0.0
Liberty International Acquisition Co.	1.2	1.2
Dell, Inc.	1.2	0.0
Liberty Acquisition Holdings Corp. unit	1.2	0.8
	18.2
Top Five Market Sectors as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.7	22.1
Consumer Discretionary	14.8	11.5
Energy	13.6	18.7
Information Technology	11.9	9.8
Industrials	9.9	11.4
Asset Allocation (% of fund's net assets)
As of September 30, 2008 *		As of March 31, 2008 **
	Stocks 99.4%		Stocks 99.3%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	15.6%	** Foreign investments	23.4%

Annual Report

Investments September 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 14.8%
Diversified Consumer Services - 0.1%
H&R Block, Inc.	200,000	$ 4,550,000
Hotels, Restaurants & Leisure - 2.7%
McDonald's Corp.	1,821,900	112,411,230
Household Durables - 0.9%
D.R. Horton, Inc.	1,470,000	19,139,400
Jarden Corp. (a)	800,000	18,760,000
Whirlpool Corp.	6,324	501,430
		38,400,830
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	100,000	3,472,000
Media - 1.7%
Comcast Corp. Class A	300,000	5,889,000
Interpublic Group of Companies, Inc. (a)	500,000	3,875,000
The DIRECTV Group, Inc. (a)	500,000	13,085,000
The Walt Disney Co.	1,320,000	40,510,800
Time Warner, Inc.	407,400	5,341,014
		68,700,814
Multiline Retail - 0.2%
Big Lots, Inc. (a)	300,000	8,349,000
Specialty Retail - 2.8%
Advance Auto Parts, Inc.	400,000	15,864,000
AutoZone, Inc. (a)	120,000	14,800,800
Best Buy Co., Inc.	544,780	20,429,250
Charming Shoppes, Inc. (a)	2,000,000	9,780,000
Lowe's Companies, Inc.	500,000	11,845,000
Ross Stores, Inc.	369,485	13,600,743
The Buckle, Inc. (d)	365,607	20,305,813
TJX Companies, Inc.	390,000	11,902,800
		118,528,406
Textiles, Apparel & Luxury Goods - 6.3%
Coach, Inc. (a)	499,930	12,518,247
Hanesbrands, Inc. (a)	550,000	11,962,500
Iconix Brand Group, Inc. (a)(d)	1,337,500	17,494,500
Jones Apparel Group, Inc.	2,257,634	41,788,805
NIKE, Inc. Class B	449,365	30,062,519
Phillips-Van Heusen Corp.	796,900	30,210,479
Polo Ralph Lauren Corp. Class A	270,000	17,992,800
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,415,000	23,814,450
VF Corp.	417,741	32,295,557
Warnaco Group, Inc. (a)	1,006,300	45,575,327
		263,715,184
TOTAL CONSUMER DISCRETIONARY		618,127,464

	Shares	Value
CONSUMER STAPLES - 7.0%
Beverages - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	800,000	$ 17,168,000
Molson Coors Brewing Co. Class B	98,500	4,604,875
		21,772,875
Food & Staples Retailing - 2.7%
BJ's Wholesale Club, Inc. (a)	100,000	3,886,000
Kroger Co.	600,000	16,488,000
SUPERVALU, Inc.	91,700	1,989,890
Wal-Mart Stores, Inc.	1,500,000	89,835,000
		112,198,890
Food Products - 2.3%
Campbell Soup Co.	100,000	3,860,000
Chiquita Brands International, Inc. (a)	150,238	2,375,263
Dean Foods Co. (a)	550,000	12,848,000
Fresh Del Monte Produce, Inc. (a)	893,700	19,840,140
General Mills, Inc.	216,000	14,843,520
Ralcorp Holdings, Inc. (a)	620,000	41,794,200
Saputo, Inc.	100,000	2,372,228
		97,933,351
Household Products - 0.6%
Kimberly-Clark Corp.	250,000	16,210,000
Procter & Gamble Co.	100,000	6,969,000
		23,179,000
Tobacco - 0.9%
Altria Group, Inc.	370,300	7,346,752
British American Tobacco PLC	456,800	14,914,541
British American Tobacco PLC sponsored ADR	180,000	11,160,000
Philip Morris International, Inc.	100,000	4,810,000
		38,231,293
TOTAL CONSUMER STAPLES		293,315,409
ENERGY - 13.6%
Energy Equipment & Services - 8.0%
Atwood Oceanics, Inc. (a)	337,000	12,266,800
Basic Energy Services, Inc. (a)	580,000	12,354,000
BJ Services Co.	991,805	18,973,230
Complete Production Services, Inc. (a)	250,000	5,032,500
ENSCO International, Inc.	710,000	40,917,300
FMC Technologies, Inc. (a)	320,000	14,896,000
Helmerich & Payne, Inc.	1,009,300	43,591,667
Hercules Offshore, Inc. (a)	182,700	2,769,732
Key Energy Services, Inc. (a)	300,000	3,480,000
Nabors Industries Ltd. (a)	765,900	19,086,228
National Oilwell Varco, Inc. (a)	867,590	43,579,046
Noble Corp.	220,000	9,658,000
Patterson-UTI Energy, Inc.	1,440,300	28,834,806
Pride International, Inc. (a)	220,000	6,514,200
Rowan Companies, Inc.	260,000	7,943,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc.	170,000	$ 9,968,800
Superior Energy Services, Inc. (a)	200,000	6,228,000
Tidewater, Inc.	509,300	28,194,848
Transocean, Inc. (a)	66,260	7,277,998
Trinidad Drilling Ltd. (f)	471,600	4,364,205
Vantage Drilling Co. (a)	300,000	897,000
Weatherford International Ltd. (a)	193,800	4,872,132
		331,699,492
Oil, Gas & Consumable Fuels - 5.6%
Addax Petroleum, Inc.	310,000	8,414,036
Apache Corp.	250,000	26,070,000
Canadian Natural Resources Ltd.	100,000	6,858,324
Cimarex Energy Co.	392,455	19,194,974
Comstock Resources, Inc. (a)	150,000	7,507,500
ConocoPhillips	430,000	31,497,500
Devon Energy Corp.	45,000	4,104,000
Encore Acquisition Co. (a)	75,000	3,133,500
Enterprise Products Partners LP	200,000	5,154,000
Hess Corp.	539,318	44,267,221
Nexen, Inc.	730,000	16,940,060
Occidental Petroleum Corp.	205,300	14,463,385
Petro-Canada	280,000	9,312,289
Petrohawk Energy Corp. (a)	289,400	6,259,722
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	238,800	8,935,896
Range Resources Corp.	37,500	1,607,625
Ship Finance International Ltd. (NY Shares)	450,001	9,702,022
Sunoco, Inc.	120,000	4,269,600
Teekay Tankers Ltd.	82,409	1,395,184
Valero Energy Corp.	213,227	6,460,778
		235,547,616
TOTAL ENERGY		567,247,108
FINANCIALS - 28.6%
Capital Markets - 3.1%
Charles Schwab Corp.	200,000	5,200,000
Credit Suisse Group sponsored ADR	100,000	4,828,000
Germany1 Acquisition Ltd. (a)	1,260,000	17,423,621
Germany1 Acquisition Ltd. warrants 9/1/12 (a)	1,260,000	5,728,690
GLG Partners, Inc. (d)	7,402,503	40,121,566
GLG Partners, Inc. warrants 12/28/11 (a)	4,170,200	3,002,544
Goldman Sachs Group, Inc.	229,700	29,401,600
Janus Capital Group, Inc.	200,000	4,856,000
Knight Capital Group, Inc. Class A (a)	12,500	185,750
Morgan Stanley	508,385	11,692,855
Northern Trust Corp.	100,000	7,220,000
		129,660,626

	Shares	Value
Commercial Banks - 4.9%
BB&T Corp. (d)	296,400	$ 11,203,920
Huntington Bancshares, Inc.	300,000	2,397,000
PNC Financial Services Group, Inc.	590,000	44,073,000
U.S. Bancorp, Delaware	900,000	32,418,000
Wells Fargo & Co.	3,051,300	114,515,288
		204,607,208
Consumer Finance - 0.9%
ACOM Co. Ltd.	500,000	17,094,518
Capital One Financial Corp.	221,200	11,281,200
Promise Co. Ltd. (d)	500,000	9,678,725
		38,054,443
Diversified Financial Services - 8.9%
Bank of America Corp.	1,083,400	37,919,000
Citigroup, Inc.	1,160,457	23,800,973
GHL Acquisition Corp. unit	1,129,580	10,956,926
JPMorgan Chase & Co.	2,016,300	94,161,210
Leucadia National Corp.	509,300	23,142,592
Liberty Acquisition Holdings Corp. (a)	155,000	1,348,500
Liberty Acquisition Holdings Corp.:
unit	5,658,100	50,357,090
warrants 12/12/13 (a)	393,800	275,660
Liberty International Acquisition Co. (e)	4,125,000	51,455,066
Liberty International Acquisition Co. warrants 3/17/13 (a)	4,125,000	3,018,659
PICO Holdings, Inc. (a)	333,989	11,993,545
Sapphire Industrials Corp. unit	5,263,147	48,157,795
Trian Acquisition I Corp. unit	1,520,000	13,908,000
		370,495,016
Insurance - 6.6%
ACE Ltd.	382,000	20,677,660
Allied World Assurance Co. Holdings Ltd.	264,200	9,384,384
Aspen Insurance Holdings Ltd.	559,300	15,380,750
Assurant, Inc.	145,000	7,975,000
Axis Capital Holdings Ltd.	477,500	15,141,525
Berkshire Hathaway, Inc. Class A (a)	316	41,269,600
Everest Re Group Ltd.	152,800	13,221,784
Loews Corp.	300,000	11,847,000
Max Capital Group Ltd.	789,900	18,349,377
MetLife, Inc.	402,326	22,530,256
Montpelier Re Holdings Ltd.	506,466	8,361,754
Platinum Underwriters Holdings Ltd.	438,167	15,546,165
Reinsurance Group of America, Inc. Class B	37,577	1,781,901
The Chubb Corp.	422,400	23,189,760
The Travelers Companies, Inc.	728,500	32,928,200
Unum Group	673,300	16,899,830
		274,484,946
Real Estate Investment Trusts - 2.6%
Annaly Capital Management, Inc.	1,489,110	20,028,530
Equity Residential (SBI)	200,000	8,882,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Plum Creek Timber Co., Inc.	450,000	$ 22,437,000
Potlatch Corp.	200,000	9,278,000
Public Storage	200,000	19,802,000
Rayonier, Inc.	231,312	10,952,623
Vornado Realty Trust	200,000	18,190,000
		109,570,153
Real Estate Management & Development - 0.6%
The St. Joe Co. (d)	580,042	22,673,842
Thrifts & Mortgage Finance - 1.0%
Hudson City Bancorp, Inc.	2,250,000	41,512,500
TOTAL FINANCIALS		1,191,058,734
HEALTH CARE - 6.9%
Biotechnology - 0.3%
Grifols SA	500,000	12,771,152
Health Care Equipment & Supplies - 2.0%
American Medical Systems Holdings, Inc. (a)	330,131	5,863,127
Baxter International, Inc.	274,700	18,028,561
Boston Scientific Corp. (a)	400,000	4,908,000
Covidien Ltd.	835,000	44,889,600
Edwards Lifesciences Corp. (a)	100,000	5,776,000
St. Jude Medical, Inc. (a)	100,000	4,349,000
		83,814,288
Health Care Providers & Services - 2.0%
Futuremed Healthcare Income Fund	397,900	2,915,840
Hanger Orthopedic Group, Inc. (a)(e)	2,424,598	42,309,235
McKesson Corp.	70,000	3,766,700
Medco Health Solutions, Inc. (a)	351,400	15,813,000
Universal Health Services, Inc. Class B	335,000	18,770,050
		83,574,825
Life Sciences Tools & Services - 0.4%
Charles River Laboratories International, Inc. (a)	273,403	15,182,069
ICON PLC sponsored ADR	40,000	1,530,000
		16,712,069
Pharmaceuticals - 2.2%
Bristol-Myers Squibb Co.	350,000	7,297,500
Johnson & Johnson	110,000	7,620,800
King Pharmaceuticals, Inc. (a)	400,000	3,832,000
Novartis AG sponsored ADR	250,000	13,210,000
Teva Pharmaceutical Industries Ltd. sponsored ADR	349,300	15,994,447

	Shares	Value
Wyeth	733,500	$ 27,095,490
XenoPort, Inc. (a)	311,071	15,083,833
		90,134,070
TOTAL HEALTH CARE		287,006,404
INDUSTRIALS - 9.9%
Aerospace & Defense - 4.0%
Bombardier, Inc. Class B (sub. vtg.)	1,000,000	5,430,289
General Dynamics Corp.	286,770	21,112,007
Goodrich Corp.	100,000	4,160,000
Honeywell International, Inc.	309,200	12,847,260
L-3 Communications Holdings, Inc.	465,681	45,785,756
Lockheed Martin Corp.	162,522	17,823,788
Northrop Grumman Corp.	470,700	28,496,178
Raytheon Co.	406,937	21,775,199
United Technologies Corp.	130,000	7,807,800
		165,238,277
Commercial Services & Supplies - 0.5%
The Brink's Co.	100,000	6,102,000
United Stationers, Inc. (a)	300,000	14,349,000
		20,451,000
Construction & Engineering - 0.1%
Fluor Corp.	60,000	3,342,000
Electrical Equipment - 0.1%
JA Solar Holdings Co. Ltd. ADR (a)	500,000	5,290,000
Industrial Conglomerates - 0.2%
Tyco International Ltd.	250,000	8,755,000
Machinery - 1.3%
Caterpillar, Inc.	100,000	5,960,000
Colfax Corp.	100,000	1,671,000
Cummins, Inc.	365,000	15,957,800
Flowserve Corp.	117,000	10,386,090
John Bean Technologies Corp. (a)	69,120	875,059
Lindsay Corp.	10,000	727,500
Navistar International Corp. (a)	100,000	5,418,000
Parker Hannifin Corp.	229,200	12,147,600
		53,143,049
Marine - 1.7%
Excel Maritime Carriers Ltd. (d)	1,157,556	17,455,944
Genco Shipping & Trading Ltd. (d)	298,523	9,922,905
Navios Maritime Acquisition Corp. unit (a)	1,447,368	13,257,891
Navios Maritime Holdings, Inc. warrants 12/9/08 (a)	240,250	249,860
OceanFreight, Inc.	458,844	6,180,629
Safe Bulkers, Inc.	1,048,359	11,427,113
TBS International Ltd. Class A (a)	950,000	12,787,000
		71,281,342
Professional Services - 0.1%
Manpower, Inc.	100,000	4,316,000
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	70,000	$ 6,470,100
Norfolk Southern Corp.	524,200	34,707,282
Ryder System, Inc.	50,000	3,100,000
Union Pacific Corp.	385,800	27,453,528
		71,730,910
Trading Companies & Distributors - 0.2%
Interline Brands, Inc. (a)	540,168	8,756,123
TOTAL INDUSTRIALS		412,303,701
INFORMATION TECHNOLOGY - 11.9%
Communications Equipment - 0.7%
Juniper Networks, Inc. (a)	812,800	17,125,696
Nokia Corp. sponsored ADR	600,000	11,190,000
		28,315,696
Computers & Peripherals - 5.7%
Apple, Inc. (a)	100,000	11,366,000
Dell, Inc. (a)	3,075,400	50,682,592
Hewlett-Packard Co.	1,590,500	73,544,720
International Business Machines Corp.	621,400	72,678,944
NCR Corp. (a)	536,560	11,831,148
Western Digital Corp. (a)	855,000	18,228,600
		238,332,004
Electronic Equipment & Components - 0.5%
SYNNEX Corp. (a)	162,900	3,639,186
Tyco Electronics Ltd.	620,000	17,149,200
		20,788,386
IT Services - 2.1%
Accenture Ltd. Class A	210,000	7,980,000
Affiliated Computer Services, Inc. Class A (a)	200,000	10,126,000
CACI International, Inc. Class A (a)	38,855	1,946,636
Computer Sciences Corp. (a)	330,000	13,262,700
CSG Systems International, Inc. (a)	100,000	1,753,000
Hewitt Associates, Inc. Class A (a)	540,000	19,677,600
MasterCard, Inc. Class A	60,000	10,639,800
The Western Union Co.	300,000	7,401,000
Visa, Inc.	256,900	15,771,091
		88,557,827
Semiconductors & Semiconductor Equipment - 0.5%
Altera Corp.	300,000	6,204,000
ASML Holding NV (NY Shares)	500,000	8,805,000
LSI Corp. (a)	500,000	2,680,000
National Semiconductor Corp.	225,000	3,872,250
		21,561,250
Software - 2.4%
Adobe Systems, Inc. (a)	175,300	6,919,091
CA, Inc.	250,000	4,990,000

	Shares	Value
Microsoft Corp.	1,950,000	$ 52,045,500
Symantec Corp. (a)	1,174,000	22,986,920
Ubisoft Entertainment SA (a)	171,667	11,937,833
		98,879,344
TOTAL INFORMATION TECHNOLOGY		496,434,507
MATERIALS - 2.9%
Chemicals - 1.6%
Ashland, Inc.	100,000	2,924,000
Celanese Corp. Class A	110,500	3,084,055
CF Industries Holdings, Inc.	86,743	7,933,515
Innophos Holdings, Inc.	12,500	304,750
Neo Material Technologies, Inc. (a)	3,450,600	5,997,379
Solutia, Inc. (a)	144,006	2,016,084
Terra Industries, Inc.	268,709	7,900,045
The Mosaic Co.	373,795	25,425,536
W.R. Grace & Co. (a)	700,000	10,584,000
		66,169,364
Metals & Mining - 1.3%
BHP Billiton Ltd. sponsored ADR	201,100	10,455,189
Cleveland-Cliffs, Inc.	110,000	5,823,400
Companhia Vale do Rio Doce sponsored ADR	40,000	766,000
Freeport-McMoRan Copper & Gold, Inc. Class B	40,100	2,279,685
Gerdau AmeriSteel Corp.	667,200	6,425,028
Kinross Gold Corp.	1,062,400	17,057,888
Newmont Mining Corp.	100,000	3,876,000
United States Steel Corp.	90,000	6,984,900
		53,668,090
Paper & Forest Products - 0.0%
Acadian Timber Income Fund	100,000	931,980
Domtar Corp. (a)	200,000	920,000
		1,851,980
TOTAL MATERIALS		121,689,434
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	750,000	20,940,000
CenturyTel, Inc. (d)	100,000	3,665,000
Frontier Communications Corp.	200,000	2,300,000
Telefonica SA sponsored ADR	104,700	7,485,003
Verizon Communications, Inc.	200,000	6,418,000
		40,808,003
Wireless Telecommunication Services - 0.4%
Vodafone Group PLC	2,000,000	4,417,234
Vodafone Group PLC sponsored ADR	486,000	10,740,600
		15,157,834
TOTAL TELECOMMUNICATION SERVICES		55,965,837
Common Stocks - continued
	Shares	Value
UTILITIES - 2.4%
Electric Utilities - 0.8%
Edison International	350,000	$ 13,965,000
Entergy Corp.	100,000	8,901,000
FirstEnergy Corp.	150,000	10,048,500
		32,914,500
Gas Utilities - 1.0%
Energen Corp.	596,491	27,009,112
Questar Corp.	320,000	13,094,400
		40,103,512
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	250,000	2,922,500
Boralex, Inc. Class A (a)	261,640	2,109,048
Huaneng Power International, Inc. sponsored ADR	12,500	332,750
		5,364,298
Multi-Utilities - 0.5%
Public Service Enterprise Group, Inc.	509,400	16,703,226
TECO Energy, Inc.	200,000	3,146,000
		19,849,226
TOTAL UTILITIES		98,231,536
TOTAL COMMON STOCKS (Cost $4,659,793,924)		4,141,380,134
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.1%
East West Bancorp, Inc. Series A, 8.00%	5,000	4,393,750
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,000,000)		4,393,750
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 1.92% (b)	1,251,580	$ 1,251,580
Fidelity Securities Lending Cash Central Fund, 2.14% (b)(c)	71,025,750	71,025,750
TOTAL MONEY MARKET FUNDS (Cost $72,277,330)		72,277,330
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $4,737,071,254)		4,218,051,214
NET OTHER ASSETS - (1.2)%		(49,942,970)
NET ASSETS - 100%		$ 4,168,108,244
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,364,205 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,980,737
Fidelity Securities Lending Cash Central Fund	2,473,552
Total	$ 4,454,289
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hanger Orthopedic Group, Inc.	$ -	$ 37,149,556	$ 355,505	$ -	$ 42,309,235
Liberty International Acquisition Co.	-	56,509,557	-	-	51,455,066
Total	$ -	$ 93,659,113	$ 355,505	$ -	$ 93,764,301
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.4%
Bermuda	4.7%
Cayman Islands	2.3%
Canada	2.1%
United Kingdom	1.5%
Marshall Islands	1.0%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending September 30, 2009 approximately $72,542,483 of losses recognized during the period November 1, 2007 to September 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2008
Assets
Investment in securities, at value (including securities loaned of $74,521,878) - See accompanying schedule: Unaffiliated issuers (cost $4,571,479,852)	$ 4,052,009,583
Fidelity Central Funds (cost $72,277,330)	72,277,330
Other affiliated issuers (cost $93,314,072)	93,764,301
Total Investments (cost $4,737,071,254)		$ 4,218,051,214
Cash		6,836,972
Receivable for investments sold		216,872,569
Receivable for fund shares sold		93,208
Dividends receivable		3,894,628
Distributions receivable from Fidelity Central Funds		263,351
Prepaid expenses		8,055
Other receivables		229,919
Total assets		4,446,249,916

Liabilities
Payable for investments purchased	$ 202,645,430
Payable for fund shares redeemed	1,906,688
Accrued management fee	2,072,428
Distribution fees payable	85,602
Other affiliated payables	212,906
Other payables and accrued expenses	192,868
Collateral on securities loaned, at value	71,025,750
Total liabilities		278,141,672

Net Assets		$ 4,168,108,244
Net Assets consist of:
Paid in capital		$ 4,783,001,293
Undistributed net investment income		24,215,950
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(120,027,081)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(519,081,918)
Net Assets		$ 4,168,108,244

Statement of Assets and Liabilities - continued

September 30, 2008
Class O: Net Asset Value, offering price and redemption price per share ($3,785,291,181 ÷ 395,343,271 shares)	$ 9.57

Class A: Net Asset Value and redemption price per share ($379,162,417 ÷ 40,671,452 shares)	$ 9.32

Maximum offering price per share (100/94.25 of $9.32)	$ 9.89
Class T: Net Asset Value and redemption price per share ($1,013,118 ÷ 109,910 shares)	$ 9.22

Maximum offering price per share (100/96.50 of $9.22)	$ 9.55
Class B: Net Asset Value and offering price per share ($399,499 ÷ 43,659 shares)A	$ 9.15

Class C: Net Asset Value and offering price per share ($521,989 ÷ 57,007 shares)A	$ 9.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,720,040 ÷ 180,186 shares)	$ 9.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2008
Investment Income
Dividends		$ 59,289,063
Interest		748,018
Income from Fidelity Central Funds		4,454,289
Total income		64,491,370

Expenses
Management fee	$ 29,327,907
Transfer agent fees	816,675
Distribution fees	1,149,991
Accounting and security lending fees	1,198,648
Custodian fees and expenses	250,123
Independent trustees' compensation	22,595
Depreciation in deferred trustee compensation account	(42)
Registration fees	67,494
Audit	82,069
Legal	50,529
Interest	116,815
Miscellaneous	59,459
Total expenses before reductions	33,142,263
Expense reductions	(699,406)	32,442,857
Net investment income (loss)		32,048,513
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,870,754
Other affiliated issuers	10,464
Foreign currency transactions	(286,462)
Total net realized gain (loss)		65,594,756
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,329,634,360)
Assets and liabilities in foreign currencies	(87,126)
Total change in net unrealized appreciation (depreciation)		(1,329,721,486)
Net gain (loss)		(1,264,126,730)
Net increase (decrease) in net assets resulting from operations		$ (1,232,078,217)

Statement of Changes in Net Assets

	Year ended September 30, 2008	Year ended September 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,048,513	$ 48,840,366
Net realized gain (loss)	65,594,756	700,634,489
Change in net unrealized appreciation (depreciation)	(1,329,721,486)	248,754,142
Net increase (decrease) in net assets resulting from operations	(1,232,078,217)	998,228,997
Distributions to shareholders from net investment income	(43,055,768)	(56,633,564)
Distributions to shareholders from net realized gain	(762,330,303)	(319,652,073)
Total distributions	(805,386,071)	(376,285,637)
Share transactions - net increase (decrease)	376,675,699	(200,869,389)
Total increase (decrease) in net assets	(1,660,788,589)	421,073,971

Net Assets
Beginning of period	5,828,896,833	5,407,822,862
End of period (including undistributed net investment income of $24,215,950 and undistributed net investment income of $37,878,944, respectively)	$ 4,168,108,244	$ 5,828,896,833

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 12.91	$ 11.91	$ 11.03	$ 10.02
Income from Investment Operations
Net investment income (loss) C	.08	.12	.14	.19 F	.12
Net realized and unrealized gain (loss)	(2.86)	2.25	1.18	.86	.97
Total from investment operations	(2.78)	2.37	1.32	1.05	1.09
Distributions from net investment income	(.11)	(.14)	(.13)	(.17)	(.08)
Distributions from net realized gain	(1.91)	(.77)	(.19)	-	-
Total distributions	(2.02) H	(.91)	(.32)	(.17)	(.08)
Net asset value, end of period	$ 9.57	$ 14.37	$ 12.91	$ 11.91	$ 11.03
Total ReturnA,B	(22.45)%	19.44%	11.25%	9.51%	10.91%
Ratios to Average Net Assets D,G
Expenses before reductions	.59%	.60%	.61%	.62%	.61%
Expenses net of fee waivers, if any	.59%	.60%	.61%	.62%	.61%
Expenses net of all reductions	.58%	.59%	.57%	.51%	.55%
Net investment income (loss)	.64%	.90%	1.13%	1.68% F	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,785,291	$ 5,352,895	$ 5,034,751	$ 4,965,789	$ 4,998,159
Portfolio turnover rate E	283%	200%	184%	244%	212%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.019 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

Financial Highlights - Class A

Years ended September 30,

2008

2007

2006

2005 J

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.04	$ 12.64	$ 11.66	$ 10.80	$ 9.81
Income from Investment Operations
Net investment income (loss) D	.03	.07	.08	.13 G	.04
Net realized and unrealized gain (loss)	(2.78)	2.19	1.16	.83	.96
Total from investment operations	(2.75)	2.26	1.24	.96	1.00
Distributions from net investment income	(.06)	(.09)	(.07)	(.10)	(.01)
Distributions from net realized gain	(1.91)	(.77)	(.19)	-	-
Total distributions	(1.97) I	(.86)	(.26)	(.10)	(.01)
Net asset value, end of period	$ 9.32	$ 14.04	$ 12.64	$ 11.66	$ 10.80
Total Return A,B,C	(22.73)%	18.90%	10.81%	8.86%	10.20%
Ratios to Average Net Assets E,H
Expenses before reductions	.99%	.99%	1.06%	1.17%	1.34%
Expenses net of fee waivers, if any	.99%	.99%	1.06%	1.17%	1.34%
Expenses net of all reductions	.97%	.98%	1.02%	1.06%	1.27%
Net investment income (loss)	.25%	.51%	.68%	1.14% G	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 379,162	$ 471,593	$ 372,010	$ 293,602	$ 216,223
Portfolio turnover rate F	283%	200%	184%	244%	212%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.969 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.91	$ 12.57	$ 11.66	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.02)	.01	.04	.01
Net realized and unrealized gain (loss)	(2.76)	2.19	1.14	.31
Total from investment operations	(2.78)	2.20	1.18	.32
Distributions from net investment income	(.01)	(.09)	(.08)	-
Distributions from net realized gain	(1.91)	(.77)	(.19)	-
Total distributions	(1.91) J	(.86)	(.27)	-
Net asset value, end of period	$ 9.22	$ 13.91	$ 12.57	$ 11.66
Total Return B,C,D	(23.06)%	18.49%	10.31%	2.82%
Ratios to Average Net Assets F,I
Expenses before reductions	1.42%	1.43%	1.43%	1.33% A
Expenses net of fee waivers, if any	1.42%	1.43%	1.43%	1.33% A
Expenses net of all reductions	1.40%	1.42%	1.39%	1.21% A
Net investment income (loss)	(.18)%	.07%	.31%	.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,013	$ 1,063	$ 434	$ 103
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.914 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

Financial Highlights - Class B

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 12.51	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05)	(.03)	(.01)
Net realized and unrealized gain (loss)	(2.74)	2.18	1.15	.31
Total from investment operations	(2.82)	2.13	1.12	.30
Distributions from net investment income	-	(.04)	(.06)	-
Distributions from net realized gain	(1.86)	(.77)	(.19)	-
Total distributions	(1.86) J	(.81)	(.25)	-
Net asset value, end of period	$ 9.15	$ 13.83	$ 12.51	$ 11.64
Total Return B,C,D	(23.45)%	17.92%	9.74%	2.65%
Ratios to Average Net Assets F,I
Expenses before reductions	1.90%	1.91%	1.95%	1.85% A
Expenses net of fee waivers, if any	1.90%	1.91%	1.95%	1.85% A
Expenses net of all reductions	1.88%	1.90%	1.91%	1.74% A
Net investment income (loss)	(.66)%	(.41)%	(.21)%	(.32)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 399	$ 466	$ 284	$ 118
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.863 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.85	$ 12.53	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05)	(.01)	(.01)
Net realized and unrealized gain (loss)	(2.73)	2.18	1.15	.31
Total from investment operations	(2.81)	2.13	1.14	.30
Distributions from net investment income	-	(.04)	(.06)	-
Distributions from net realized gain	(1.88)	(.77)	(.19)	-
Total distributions	(1.88) J	(.81)	(.25)	-
Net asset value, end of period	$ 9.16	$ 13.85	$ 12.53	$ 11.64
Total Return B,C,D	(23.39)%	17.87%	9.89%	2.65%
Ratios to Average Net Assets F,I
Expenses before reductions	1.90%	1.91%	1.86%	1.82% A
Expenses net of fee waivers, if any	1.90%	1.91%	1.86%	1.82% A
Expenses net of all reductions	1.89%	1.90%	1.82%	1.71% A
Net investment income (loss)	(.66)%	(.41)%	(.12)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 522	$ 458	$ 229	$ 103
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.879 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

Financial Highlights - Institutional Class

Years ended September 30,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.33	$ 12.90	$ 11.91	$ 11.57
Income from Investment Operations
Net investment income (loss) D	.06	.11	.12	.02
Net realized and unrealized gain (loss)	(2.84)	2.23	1.17	.32
Total from investment operations	(2.78)	2.34	1.29	.34
Distributions from net investment income	(.09)	(.14)	(.11)	-
Distributions from net realized gain	(1.91)	(.77)	(.19)	-
Total distributions	(2.00) I	(.91)	(.30)	-
Net asset value, end of period	$ 9.55	$ 14.33	$ 12.90	$ 11.91
Total Return B,C	(22.48)%	19.20%	11.04%	2.94%
Ratios to Average Net Assets E,H
Expenses before reductions	.74%	.74%	.78%	.83% A
Expenses net of fee waivers, if any	.74%	.74%	.78%	.83% A
Expenses net of all reductions	.73%	.69%	.74%	.71% A
Net investment income (loss)	.50%	.80%	.96%	.67% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,720	$ 2,422	$ 114	$ 103
Portfolio turnover rate F	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2008

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II: O and Destiny Plans II: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 144,438,106
Unrealized depreciation	(712,626,441)
Net unrealized appreciation (depreciation)	(568,188,335)
Undistributed ordinary income	23,044,911
Undistributed long-term capital gain	172,372

Cost for federal income tax purposes	$ 4,786,239,549

The tax character of distributions paid was as follows:

	September 30, 2008	September 30, 2007
Ordinary Income	$ 333,675,118	$ 222,686,589
Long-term Capital Gains	471,710,953	153,599,048
Total	$ 805,386,071	$ 376,285,637

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $14,770,871,545 and $15,099,403,009, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	1,134,411	$ 7,429
Class T	.25%	.25%	5,350	288
Class B	.75%	.25%	4,945	3,981
Class C	.75%	.25%	5,285	2,797
			$ 1,149,991	$ 14,495

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ -
Class T	-
Class B*	37
Class C*	25
$ 62

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for Class O. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 153,594	-*
Class A	653,296.14
Class T	3,471.32
Class B	1,504.30
Class C	1,624.31
Institutional Class	3,186.15
	$ 816,675

* Amount less than .01%.

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $173,473 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,978,606	2.91%	$ 114,530

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $10,395 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,473,552.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $4,317,500. The weighted average interest rate was 2.38%. The interest expense amounted to $2,285 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $692,855 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 551

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $2,527,975, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2008	2007
From net investment income
Class O	$ 40,933,328	$ 53,852,598
Class A	2,106,450	2,750,820
Class T	527	4,757
Class B	-	1,145
Class C	-	803
Institutional Class	15,463	23,441
Total	$ 43,055,768	$ 56,633,564
From net realized gain
Class O	$ 696,957,954	$ 296,173,474
Class A	64,779,107	23,268,152
Class T	143,694	41,151
Class B	67,933	23,203
Class C	64,542	17,168
Institutional Class	317,073	128,925
Total	$ 762,330,303	$ 319,652,073

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2008	2007	2008	2007
Class O
Shares sold	16,057,568	17,079,006	$ 193,845,310	$ 224,837,373
Reinvestment of distributions	58,139,167	27,086,415	713,948,956	337,496,714
Shares redeemed	(51,302,412)	(61,650,556)	(617,418,741)	(817,739,781)
Net increase (decrease)	22,894,323	(17,485,135)	$ 290,375,525	$ (255,405,694)
Class A
Shares sold	5,411,532	5,644,265	$ 63,707,961	$ 72,699,279
Reinvestment of distributions	5,544,964	2,112,917	66,539,525	25,819,847
Shares redeemed	(3,862,439)	(3,618,757)	(44,869,515)	(46,924,186)
Net increase (decrease)	7,094,057	4,138,425	$ 85,377,971	$ 51,594,940
Class T
Shares sold	57,049	82,917	$ 630,134	$ 1,072,648
Reinvestment of distributions	12,119	3,782	144,221	45,908
Shares redeemed	(35,694)	(44,783)	(394,165)	(586,542)
Net increase (decrease)	33,474	41,916	$ 380,190	$ 532,014
Class B
Shares sold	23,902	16,452	$ 266,423	$ 211,111
Reinvestment of distributions	5,649	1,910	66,997	23,154
Shares redeemed	(19,562)	(7,422)	(209,450)	(95,416)
Net increase (decrease)	9,989	10,940	$ 123,970	$ 138,849
Class C
Shares sold	41,282	19,743	$ 457,619	$ 257,311
Reinvestment of distributions	5,132	1,465	60,914	17,782
Shares redeemed	(22,503)	(6,398)	(241,130)	(82,083)
Net increase (decrease)	23,911	14,810	$ 277,403	$ 193,010
Institutional Class
Shares sold	17,393	189,754	$ 195,620	$ 2,473,211
Reinvestment of distributions	27,031	12,238	331,400	152,366
Shares redeemed	(33,224)	(41,867)	(386,380)	(548,085)
Net increase (decrease)	11,200	160,125	$ 140,640	$ 2,077,492

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 25, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2008, $84,593,313, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B and Class C designate 15%, 16%, 18%, 17% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 19%, 20%, 22%, 21% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	7,301,245,402.99	95.180
Withheld	369,727,258.69	4.820
TOTAL	7,670,972,661.68	100.000
Dennis J. Dirks
Affirmative	7,315,162,274.23	95.362
Withheld	355,810,387.45	4.638
TOTAL	7,670,972,661.68	100.000
Edward C. Johnson 3d
Affirmative	7,279,566,042.90	94.898
Withheld	391,406,618.78	5.102
TOTAL	7,670,972,661.68	100.000
Alan J. Lacy
Affirmative	7,308,976,735.47	95.281
Withheld	361,995,926.21	4.719
TOTAL	7,670,972,661.68	100.000
Ned C. Lautenbach
Affirmative	7,311,645,783.73	95.316
Withheld	359,326,877.95	4.684
TOTAL	7,670,972,661.68	100.000
Joseph Mauriello
Affirmative	7,299,247,385.40	95.154
Withheld	371,725,276.28	4.846
TOTAL	7,670,972,661.68	100.000
Cornelia M. Small
Affirmative	7,304,074,583.68	95.217
Withheld	366,898,078.00	4.783
TOTAL	7,670,972,661.68	100.000
William S. Stavropoulos
Affirmative	7,288,328,101.58	95.012
Withheld	382,644,560.10	4.988
TOTAL	7,670,972,661.68	100.000
David M. Thomas
Affirmative	7,310,154,938.14	95.296
Withheld	360,817,723.54	4.704
TOTAL	7,670,972,661.68	100.000
Michael E. Wiley
Affirmative	7,291,195,796.49	95.049
Withheld	379,776,865.19	4.951
TOTAL	7,670,972,661.68	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Destiny Portfolios to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	5,886,523,798.95	76.738
Against	1,431,969,592.63	18.667
Abstain	340,360,558.94	4.437
Broker Non-Votes	12,118,711.16	0.158
TOTAL	7,670,972,661.68	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Capital Development Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the first quartile for the one-year period, the second quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESII-UANN-1108
1.814755.103

Fidelity® Advisor
Capital Development Fund -
Institutional Class

Annual Report

September 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	3	Ned Johnson's message to shareholders.
Performance	4	How the fund has done over time.
Management's Discussion	5	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	7	A summary of major shifts in the fund's investments over the past six months.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	19	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers	26
Distributions	30
Proxy Voting Results	31
Board Approval of Investment Advisory Contracts and Management Fees	32

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com ("search for proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-22.48%	4.50%	3.57%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity® Advisor Capital Development Fund - Institutional Class on September 30, 1998. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Institutional Class took place on July 12, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from Harlan Carere, Portfolio Manager of Fidelity® Advisor Capital Development Fund

Stocks fell sharply for the 12 months ending September 30, 2008, amid a backdrop of falling home values, tight credit and scarce liquidity. In that time frame, the Standard & Poor's 500SM Index declined 21.98%. Of the 10 market sectors in the S&P 500®, only consumer staples had a positive return, rising just under 1%. The others all suffered double-digit losses, led by the roughly 39% decline of the financials sector. In the final quarter of the period, under the strain of a credit crisis and dwindling capital, several of the largest institutions on Wall Street went bankrupt, were forced into acquisitions or were seized by the U.S. government. When Congress failed to agree on a financial bailout plan toward period end, a sell-off of historic proportions ensued. The Dow Jones Industrial AverageSM plummeted roughly 778 points on September 29 - its worst single-day point loss ever - and finished down 19.85% for the 12 months overall, while the NASDAQ Composite® Index dropped 21.99%. The MSCI® Europe, Australasia, Far East (EAFE®) Index - a measure of developed markets outside the U.S. and Canada - fell 30.39%, exacerbated by the renewed strength of the U.S. dollar.

For the year ending September 30, 2008, the fund's Class A, Class T, Class B and Class C shares returned -22.73%, -23.06%, -23.45% and -23.39%, respectively (excluding sales charges), lagging the S&P 500. Underweighting consumer staples was the largest detractor from the fund's performance versus the index. The fund also was hurt by stock selection in industrials and a combination of unfavorable security and market selection in utilities. On an individual stock basis, London-based GLG Partners was the most significant detractor. This publicly traded hedge-fund manager declined as its assets fell. Finnish mobile phone manufacturer Nokia also dropped, facing challenging head winds from increased competition and declining consumer spending. Our positioning in Apple, the personal computer, digital music player and mobile communications device maker, hurt as well. Dry bulk shipping company TBS International fell as demand for its services slowed along with the global economy, while underweighting Johnson & Johnson was a misstep in an environment where investors sought out more-defensive stocks in a volatile market. GLG Partners, Nokia and TBS International were out-of-index positions. On the upside, stock and market selection in financials and consumer discretionary were positive, as was an underweighting in information technology. An overweighting in materials also helped. Fertilizer manufacturer Mosaic, an out-of-index position, was the fund's top contributor. Demand for the company's potash remained high and supply was tight, allowing the company to maintain strong pricing power. In information technology, timely ownership of software behemoth Microsoft was a benefit. Software producer Activision also helped, as did video-game manufacturer Nintendo. Both Activision and Nintendo were outside the benchmark and I sold them by period end. Underweighting diversified financial company Citigroup and not owning mortgage giant Fannie Mae benefited the fund, as the credit crisis dragged down both companies' returns.

For the year ending September 30, 2008, the fund's Institutional Class shares returned -22.48%, lagging the S&P 500. Underweighting consumer staples was the largest detractor from the fund's performance versus the index. The fund also was hurt by stock selection in industrials and a combination of unfavorable security and market selection in utilities. On an individual stock basis, London-based GLG Partners was the most significant detractor. This publicly traded hedge-fund manager declined as its assets fell. Finnish mobile phone manufacturer Nokia also dropped, facing challenging head winds from increased competition and declining consumer spending. Our positioning in Apple, the personal computer, digital music player and mobile communications device maker, hurt as well. Dry bulk shipping company TBS International fell as demand for its services slowed along with the global economy, while underweighting Johnson & Johnson was a misstep in an environment where investors sought out more-defensive stocks in a volatile market. GLG Partners, Nokia and TBS International were out-of-index positions. On the upside, stock and market selection in financials and consumer discretionary were positive, as was an underweighting in information technology. An overweighting in materials also helped. Fertilizer manufacturer Mosaic, an out-of-index position, was the fund's top contributor. Demand for the company's potash remained high and supply was tight, allowing the company to maintain strong pricing power. In information technology, timely ownership of software behemoth Microsoft was a benefit. Software producer Activision also helped, as did video-game manufacturer Nintendo. Both Activision and Nintendo were outside the benchmark and I sold them by period end. Underweighting diversified financial company Citigroup and not owning mortgage giant Fannie Mae benefited the fund, as the credit crisis dragged down both companies' returns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period* April 1, 2008 to September 30, 2008
Class O	.60%
Actual		$ 1,000.00	$ 872.40	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,022.00	$ 3.03
Class A	.99%
Actual		$ 1,000.00	$ 871.00	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,020.05	$ 5.00
Class T	1.41%
Actual		$ 1,000.00	$ 869.80	$ 6.59
Hypothetical A		$ 1,000.00	$ 1,017.95	$ 7.11
Class B	1.90%
Actual		$ 1,000.00	$ 867.30	$ 8.87
Hypothetical A		$ 1,000.00	$ 1,015.50	$ 9.57
Class C	1.90%
Actual		$ 1,000.00	$ 867.40	$ 8.87
Hypothetical A		$ 1,000.00	$ 1,015.50	$ 9.57
Institutional Class	.74%
Actual		$ 1,000.00	$ 872.90	$ 3.46
Hypothetical A		$ 1,000.00	$ 1,021.30	$ 3.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.7	0.7
McDonald's Corp.	2.7	2.3
JPMorgan Chase & Co.	2.3	1.5
Wal-Mart Stores, Inc.	2.2	0.0
Hewlett-Packard Co.	1.8	2.4
International Business Machines Corp.	1.7	0.9
Microsoft Corp.	1.2	0.0
Liberty International Acquisition Co.	1.2	1.2
Dell, Inc.	1.2	0.0
Liberty Acquisition Holdings Corp. unit	1.2	0.8
	18.2
Top Five Market Sectors as of September 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.7	22.1
Consumer Discretionary	14.8	11.5
Energy	13.6	18.7
Information Technology	11.9	9.8
Industrials	9.9	11.4
Asset Allocation (% of fund's net assets)
As of September 30, 2008 *		As of March 31, 2008 **
	Stocks 99.4%		Stocks 99.3%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	15.6%	** Foreign investments	23.4%

Annual Report

Investments September 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 14.8%
Diversified Consumer Services - 0.1%
H&R Block, Inc.	200,000	$ 4,550,000
Hotels, Restaurants & Leisure - 2.7%
McDonald's Corp.	1,821,900	112,411,230
Household Durables - 0.9%
D.R. Horton, Inc.	1,470,000	19,139,400
Jarden Corp. (a)	800,000	18,760,000
Whirlpool Corp.	6,324	501,430
		38,400,830
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	100,000	3,472,000
Media - 1.7%
Comcast Corp. Class A	300,000	5,889,000
Interpublic Group of Companies, Inc. (a)	500,000	3,875,000
The DIRECTV Group, Inc. (a)	500,000	13,085,000
The Walt Disney Co.	1,320,000	40,510,800
Time Warner, Inc.	407,400	5,341,014
		68,700,814
Multiline Retail - 0.2%
Big Lots, Inc. (a)	300,000	8,349,000
Specialty Retail - 2.8%
Advance Auto Parts, Inc.	400,000	15,864,000
AutoZone, Inc. (a)	120,000	14,800,800
Best Buy Co., Inc.	544,780	20,429,250
Charming Shoppes, Inc. (a)	2,000,000	9,780,000
Lowe's Companies, Inc.	500,000	11,845,000
Ross Stores, Inc.	369,485	13,600,743
The Buckle, Inc. (d)	365,607	20,305,813
TJX Companies, Inc.	390,000	11,902,800
		118,528,406
Textiles, Apparel & Luxury Goods - 6.3%
Coach, Inc. (a)	499,930	12,518,247
Hanesbrands, Inc. (a)	550,000	11,962,500
Iconix Brand Group, Inc. (a)(d)	1,337,500	17,494,500
Jones Apparel Group, Inc.	2,257,634	41,788,805
NIKE, Inc. Class B	449,365	30,062,519
Phillips-Van Heusen Corp.	796,900	30,210,479
Polo Ralph Lauren Corp. Class A	270,000	17,992,800
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,415,000	23,814,450
VF Corp.	417,741	32,295,557
Warnaco Group, Inc. (a)	1,006,300	45,575,327
		263,715,184
TOTAL CONSUMER DISCRETIONARY		618,127,464

	Shares	Value
CONSUMER STAPLES - 7.0%
Beverages - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	800,000	$ 17,168,000
Molson Coors Brewing Co. Class B	98,500	4,604,875
		21,772,875
Food & Staples Retailing - 2.7%
BJ's Wholesale Club, Inc. (a)	100,000	3,886,000
Kroger Co.	600,000	16,488,000
SUPERVALU, Inc.	91,700	1,989,890
Wal-Mart Stores, Inc.	1,500,000	89,835,000
		112,198,890
Food Products - 2.3%
Campbell Soup Co.	100,000	3,860,000
Chiquita Brands International, Inc. (a)	150,238	2,375,263
Dean Foods Co. (a)	550,000	12,848,000
Fresh Del Monte Produce, Inc. (a)	893,700	19,840,140
General Mills, Inc.	216,000	14,843,520
Ralcorp Holdings, Inc. (a)	620,000	41,794,200
Saputo, Inc.	100,000	2,372,228
		97,933,351
Household Products - 0.6%
Kimberly-Clark Corp.	250,000	16,210,000
Procter & Gamble Co.	100,000	6,969,000
		23,179,000
Tobacco - 0.9%
Altria Group, Inc.	370,300	7,346,752
British American Tobacco PLC	456,800	14,914,541
British American Tobacco PLC sponsored ADR	180,000	11,160,000
Philip Morris International, Inc.	100,000	4,810,000
		38,231,293
TOTAL CONSUMER STAPLES		293,315,409
ENERGY - 13.6%
Energy Equipment & Services - 8.0%
Atwood Oceanics, Inc. (a)	337,000	12,266,800
Basic Energy Services, Inc. (a)	580,000	12,354,000
BJ Services Co.	991,805	18,973,230
Complete Production Services, Inc. (a)	250,000	5,032,500
ENSCO International, Inc.	710,000	40,917,300
FMC Technologies, Inc. (a)	320,000	14,896,000
Helmerich & Payne, Inc.	1,009,300	43,591,667
Hercules Offshore, Inc. (a)	182,700	2,769,732
Key Energy Services, Inc. (a)	300,000	3,480,000
Nabors Industries Ltd. (a)	765,900	19,086,228
National Oilwell Varco, Inc. (a)	867,590	43,579,046
Noble Corp.	220,000	9,658,000
Patterson-UTI Energy, Inc.	1,440,300	28,834,806
Pride International, Inc. (a)	220,000	6,514,200
Rowan Companies, Inc.	260,000	7,943,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc.	170,000	$ 9,968,800
Superior Energy Services, Inc. (a)	200,000	6,228,000
Tidewater, Inc.	509,300	28,194,848
Transocean, Inc. (a)	66,260	7,277,998
Trinidad Drilling Ltd. (f)	471,600	4,364,205
Vantage Drilling Co. (a)	300,000	897,000
Weatherford International Ltd. (a)	193,800	4,872,132
		331,699,492
Oil, Gas & Consumable Fuels - 5.6%
Addax Petroleum, Inc.	310,000	8,414,036
Apache Corp.	250,000	26,070,000
Canadian Natural Resources Ltd.	100,000	6,858,324
Cimarex Energy Co.	392,455	19,194,974
Comstock Resources, Inc. (a)	150,000	7,507,500
ConocoPhillips	430,000	31,497,500
Devon Energy Corp.	45,000	4,104,000
Encore Acquisition Co. (a)	75,000	3,133,500
Enterprise Products Partners LP	200,000	5,154,000
Hess Corp.	539,318	44,267,221
Nexen, Inc.	730,000	16,940,060
Occidental Petroleum Corp.	205,300	14,463,385
Petro-Canada	280,000	9,312,289
Petrohawk Energy Corp. (a)	289,400	6,259,722
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	238,800	8,935,896
Range Resources Corp.	37,500	1,607,625
Ship Finance International Ltd. (NY Shares)	450,001	9,702,022
Sunoco, Inc.	120,000	4,269,600
Teekay Tankers Ltd.	82,409	1,395,184
Valero Energy Corp.	213,227	6,460,778
		235,547,616
TOTAL ENERGY		567,247,108
FINANCIALS - 28.6%
Capital Markets - 3.1%
Charles Schwab Corp.	200,000	5,200,000
Credit Suisse Group sponsored ADR	100,000	4,828,000
Germany1 Acquisition Ltd. (a)	1,260,000	17,423,621
Germany1 Acquisition Ltd. warrants 9/1/12 (a)	1,260,000	5,728,690
GLG Partners, Inc. (d)	7,402,503	40,121,566
GLG Partners, Inc. warrants 12/28/11 (a)	4,170,200	3,002,544
Goldman Sachs Group, Inc.	229,700	29,401,600
Janus Capital Group, Inc.	200,000	4,856,000
Knight Capital Group, Inc. Class A (a)	12,500	185,750
Morgan Stanley	508,385	11,692,855
Northern Trust Corp.	100,000	7,220,000
		129,660,626

	Shares	Value
Commercial Banks - 4.9%
BB&T Corp. (d)	296,400	$ 11,203,920
Huntington Bancshares, Inc.	300,000	2,397,000
PNC Financial Services Group, Inc.	590,000	44,073,000
U.S. Bancorp, Delaware	900,000	32,418,000
Wells Fargo & Co.	3,051,300	114,515,288
		204,607,208
Consumer Finance - 0.9%
ACOM Co. Ltd.	500,000	17,094,518
Capital One Financial Corp.	221,200	11,281,200
Promise Co. Ltd. (d)	500,000	9,678,725
		38,054,443
Diversified Financial Services - 8.9%
Bank of America Corp.	1,083,400	37,919,000
Citigroup, Inc.	1,160,457	23,800,973
GHL Acquisition Corp. unit	1,129,580	10,956,926
JPMorgan Chase & Co.	2,016,300	94,161,210
Leucadia National Corp.	509,300	23,142,592
Liberty Acquisition Holdings Corp. (a)	155,000	1,348,500
Liberty Acquisition Holdings Corp.:
unit	5,658,100	50,357,090
warrants 12/12/13 (a)	393,800	275,660
Liberty International Acquisition Co. (e)	4,125,000	51,455,066
Liberty International Acquisition Co. warrants 3/17/13 (a)	4,125,000	3,018,659
PICO Holdings, Inc. (a)	333,989	11,993,545
Sapphire Industrials Corp. unit	5,263,147	48,157,795
Trian Acquisition I Corp. unit	1,520,000	13,908,000
		370,495,016
Insurance - 6.6%
ACE Ltd.	382,000	20,677,660
Allied World Assurance Co. Holdings Ltd.	264,200	9,384,384
Aspen Insurance Holdings Ltd.	559,300	15,380,750
Assurant, Inc.	145,000	7,975,000
Axis Capital Holdings Ltd.	477,500	15,141,525
Berkshire Hathaway, Inc. Class A (a)	316	41,269,600
Everest Re Group Ltd.	152,800	13,221,784
Loews Corp.	300,000	11,847,000
Max Capital Group Ltd.	789,900	18,349,377
MetLife, Inc.	402,326	22,530,256
Montpelier Re Holdings Ltd.	506,466	8,361,754
Platinum Underwriters Holdings Ltd.	438,167	15,546,165
Reinsurance Group of America, Inc. Class B	37,577	1,781,901
The Chubb Corp.	422,400	23,189,760
The Travelers Companies, Inc.	728,500	32,928,200
Unum Group	673,300	16,899,830
		274,484,946
Real Estate Investment Trusts - 2.6%
Annaly Capital Management, Inc.	1,489,110	20,028,530
Equity Residential (SBI)	200,000	8,882,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Plum Creek Timber Co., Inc.	450,000	$ 22,437,000
Potlatch Corp.	200,000	9,278,000
Public Storage	200,000	19,802,000
Rayonier, Inc.	231,312	10,952,623
Vornado Realty Trust	200,000	18,190,000
		109,570,153
Real Estate Management & Development - 0.6%
The St. Joe Co. (d)	580,042	22,673,842
Thrifts & Mortgage Finance - 1.0%
Hudson City Bancorp, Inc.	2,250,000	41,512,500
TOTAL FINANCIALS		1,191,058,734
HEALTH CARE - 6.9%
Biotechnology - 0.3%
Grifols SA	500,000	12,771,152
Health Care Equipment & Supplies - 2.0%
American Medical Systems Holdings, Inc. (a)	330,131	5,863,127
Baxter International, Inc.	274,700	18,028,561
Boston Scientific Corp. (a)	400,000	4,908,000
Covidien Ltd.	835,000	44,889,600
Edwards Lifesciences Corp. (a)	100,000	5,776,000
St. Jude Medical, Inc. (a)	100,000	4,349,000
		83,814,288
Health Care Providers & Services - 2.0%
Futuremed Healthcare Income Fund	397,900	2,915,840
Hanger Orthopedic Group, Inc. (a)(e)	2,424,598	42,309,235
McKesson Corp.	70,000	3,766,700
Medco Health Solutions, Inc. (a)	351,400	15,813,000
Universal Health Services, Inc. Class B	335,000	18,770,050
		83,574,825
Life Sciences Tools & Services - 0.4%
Charles River Laboratories International, Inc. (a)	273,403	15,182,069
ICON PLC sponsored ADR	40,000	1,530,000
		16,712,069
Pharmaceuticals - 2.2%
Bristol-Myers Squibb Co.	350,000	7,297,500
Johnson & Johnson	110,000	7,620,800
King Pharmaceuticals, Inc. (a)	400,000	3,832,000
Novartis AG sponsored ADR	250,000	13,210,000
Teva Pharmaceutical Industries Ltd. sponsored ADR	349,300	15,994,447

	Shares	Value
Wyeth	733,500	$ 27,095,490
XenoPort, Inc. (a)	311,071	15,083,833
		90,134,070
TOTAL HEALTH CARE		287,006,404
INDUSTRIALS - 9.9%
Aerospace & Defense - 4.0%
Bombardier, Inc. Class B (sub. vtg.)	1,000,000	5,430,289
General Dynamics Corp.	286,770	21,112,007
Goodrich Corp.	100,000	4,160,000
Honeywell International, Inc.	309,200	12,847,260
L-3 Communications Holdings, Inc.	465,681	45,785,756
Lockheed Martin Corp.	162,522	17,823,788
Northrop Grumman Corp.	470,700	28,496,178
Raytheon Co.	406,937	21,775,199
United Technologies Corp.	130,000	7,807,800
		165,238,277
Commercial Services & Supplies - 0.5%
The Brink's Co.	100,000	6,102,000
United Stationers, Inc. (a)	300,000	14,349,000
		20,451,000
Construction & Engineering - 0.1%
Fluor Corp.	60,000	3,342,000
Electrical Equipment - 0.1%
JA Solar Holdings Co. Ltd. ADR (a)	500,000	5,290,000
Industrial Conglomerates - 0.2%
Tyco International Ltd.	250,000	8,755,000
Machinery - 1.3%
Caterpillar, Inc.	100,000	5,960,000
Colfax Corp.	100,000	1,671,000
Cummins, Inc.	365,000	15,957,800
Flowserve Corp.	117,000	10,386,090
John Bean Technologies Corp. (a)	69,120	875,059
Lindsay Corp.	10,000	727,500
Navistar International Corp. (a)	100,000	5,418,000
Parker Hannifin Corp.	229,200	12,147,600
		53,143,049
Marine - 1.7%
Excel Maritime Carriers Ltd. (d)	1,157,556	17,455,944
Genco Shipping & Trading Ltd. (d)	298,523	9,922,905
Navios Maritime Acquisition Corp. unit (a)	1,447,368	13,257,891
Navios Maritime Holdings, Inc. warrants 12/9/08 (a)	240,250	249,860
OceanFreight, Inc.	458,844	6,180,629
Safe Bulkers, Inc.	1,048,359	11,427,113
TBS International Ltd. Class A (a)	950,000	12,787,000
		71,281,342
Professional Services - 0.1%
Manpower, Inc.	100,000	4,316,000
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	70,000	$ 6,470,100
Norfolk Southern Corp.	524,200	34,707,282
Ryder System, Inc.	50,000	3,100,000
Union Pacific Corp.	385,800	27,453,528
		71,730,910
Trading Companies & Distributors - 0.2%
Interline Brands, Inc. (a)	540,168	8,756,123
TOTAL INDUSTRIALS		412,303,701
INFORMATION TECHNOLOGY - 11.9%
Communications Equipment - 0.7%
Juniper Networks, Inc. (a)	812,800	17,125,696
Nokia Corp. sponsored ADR	600,000	11,190,000
		28,315,696
Computers & Peripherals - 5.7%
Apple, Inc. (a)	100,000	11,366,000
Dell, Inc. (a)	3,075,400	50,682,592
Hewlett-Packard Co.	1,590,500	73,544,720
International Business Machines Corp.	621,400	72,678,944
NCR Corp. (a)	536,560	11,831,148
Western Digital Corp. (a)	855,000	18,228,600
		238,332,004
Electronic Equipment & Components - 0.5%
SYNNEX Corp. (a)	162,900	3,639,186
Tyco Electronics Ltd.	620,000	17,149,200
		20,788,386
IT Services - 2.1%
Accenture Ltd. Class A	210,000	7,980,000
Affiliated Computer Services, Inc. Class A (a)	200,000	10,126,000
CACI International, Inc. Class A (a)	38,855	1,946,636
Computer Sciences Corp. (a)	330,000	13,262,700
CSG Systems International, Inc. (a)	100,000	1,753,000
Hewitt Associates, Inc. Class A (a)	540,000	19,677,600
MasterCard, Inc. Class A	60,000	10,639,800
The Western Union Co.	300,000	7,401,000
Visa, Inc.	256,900	15,771,091
		88,557,827
Semiconductors & Semiconductor Equipment - 0.5%
Altera Corp.	300,000	6,204,000
ASML Holding NV (NY Shares)	500,000	8,805,000
LSI Corp. (a)	500,000	2,680,000
National Semiconductor Corp.	225,000	3,872,250
		21,561,250
Software - 2.4%
Adobe Systems, Inc. (a)	175,300	6,919,091
CA, Inc.	250,000	4,990,000

	Shares	Value
Microsoft Corp.	1,950,000	$ 52,045,500
Symantec Corp. (a)	1,174,000	22,986,920
Ubisoft Entertainment SA (a)	171,667	11,937,833
		98,879,344
TOTAL INFORMATION TECHNOLOGY		496,434,507
MATERIALS - 2.9%
Chemicals - 1.6%
Ashland, Inc.	100,000	2,924,000
Celanese Corp. Class A	110,500	3,084,055
CF Industries Holdings, Inc.	86,743	7,933,515
Innophos Holdings, Inc.	12,500	304,750
Neo Material Technologies, Inc. (a)	3,450,600	5,997,379
Solutia, Inc. (a)	144,006	2,016,084
Terra Industries, Inc.	268,709	7,900,045
The Mosaic Co.	373,795	25,425,536
W.R. Grace & Co. (a)	700,000	10,584,000
		66,169,364
Metals & Mining - 1.3%
BHP Billiton Ltd. sponsored ADR	201,100	10,455,189
Cleveland-Cliffs, Inc.	110,000	5,823,400
Companhia Vale do Rio Doce sponsored ADR	40,000	766,000
Freeport-McMoRan Copper & Gold, Inc. Class B	40,100	2,279,685
Gerdau AmeriSteel Corp.	667,200	6,425,028
Kinross Gold Corp.	1,062,400	17,057,888
Newmont Mining Corp.	100,000	3,876,000
United States Steel Corp.	90,000	6,984,900
		53,668,090
Paper & Forest Products - 0.0%
Acadian Timber Income Fund	100,000	931,980
Domtar Corp. (a)	200,000	920,000
		1,851,980
TOTAL MATERIALS		121,689,434
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	750,000	20,940,000
CenturyTel, Inc. (d)	100,000	3,665,000
Frontier Communications Corp.	200,000	2,300,000
Telefonica SA sponsored ADR	104,700	7,485,003
Verizon Communications, Inc.	200,000	6,418,000
		40,808,003
Wireless Telecommunication Services - 0.4%
Vodafone Group PLC	2,000,000	4,417,234
Vodafone Group PLC sponsored ADR	486,000	10,740,600
		15,157,834
TOTAL TELECOMMUNICATION SERVICES		55,965,837
Common Stocks - continued
	Shares	Value
UTILITIES - 2.4%
Electric Utilities - 0.8%
Edison International	350,000	$ 13,965,000
Entergy Corp.	100,000	8,901,000
FirstEnergy Corp.	150,000	10,048,500
		32,914,500
Gas Utilities - 1.0%
Energen Corp.	596,491	27,009,112
Questar Corp.	320,000	13,094,400
		40,103,512
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	250,000	2,922,500
Boralex, Inc. Class A (a)	261,640	2,109,048
Huaneng Power International, Inc. sponsored ADR	12,500	332,750
		5,364,298
Multi-Utilities - 0.5%
Public Service Enterprise Group, Inc.	509,400	16,703,226
TECO Energy, Inc.	200,000	3,146,000
		19,849,226
TOTAL UTILITIES		98,231,536
TOTAL COMMON STOCKS (Cost $4,659,793,924)		4,141,380,134
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.1%
East West Bancorp, Inc. Series A, 8.00%	5,000	4,393,750
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,000,000)		4,393,750
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 1.92% (b)	1,251,580	$ 1,251,580
Fidelity Securities Lending Cash Central Fund, 2.14% (b)(c)	71,025,750	71,025,750
TOTAL MONEY MARKET FUNDS (Cost $72,277,330)		72,277,330
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $4,737,071,254)		4,218,051,214
NET OTHER ASSETS - (1.2)%		(49,942,970)
NET ASSETS - 100%		$ 4,168,108,244
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,364,205 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,980,737
Fidelity Securities Lending Cash Central Fund	2,473,552
Total	$ 4,454,289
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hanger Orthopedic Group, Inc.	$ -	$ 37,149,556	$ 355,505	$ -	$ 42,309,235
Liberty International Acquisition Co.	-	56,509,557	-	-	51,455,066
Total	$ -	$ 93,659,113	$ 355,505	$ -	$ 93,764,301
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.4%
Bermuda	4.7%
Cayman Islands	2.3%
Canada	2.1%
United Kingdom	1.5%
Marshall Islands	1.0%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending September 30, 2009 approximately $72,542,483 of losses recognized during the period November 1, 2007 to September 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2008
Assets
Investment in securities, at value (including securities loaned of $74,521,878) - See accompanying schedule: Unaffiliated issuers (cost $4,571,479,852)	$ 4,052,009,583
Fidelity Central Funds (cost $72,277,330)	72,277,330
Other affiliated issuers (cost $93,314,072)	93,764,301
Total Investments (cost $4,737,071,254)		$ 4,218,051,214
Cash		6,836,972
Receivable for investments sold		216,872,569
Receivable for fund shares sold		93,208
Dividends receivable		3,894,628
Distributions receivable from Fidelity Central Funds		263,351
Prepaid expenses		8,055
Other receivables		229,919
Total assets		4,446,249,916

Liabilities
Payable for investments purchased	$ 202,645,430
Payable for fund shares redeemed	1,906,688
Accrued management fee	2,072,428
Distribution fees payable	85,602
Other affiliated payables	212,906
Other payables and accrued expenses	192,868
Collateral on securities loaned, at value	71,025,750
Total liabilities		278,141,672

Net Assets		$ 4,168,108,244
Net Assets consist of:
Paid in capital		$ 4,783,001,293
Undistributed net investment income		24,215,950
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(120,027,081)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(519,081,918)
Net Assets		$ 4,168,108,244

Statement of Assets and Liabilities - continued

September 30, 2008
Class O: Net Asset Value, offering price and redemption price per share ($3,785,291,181 ÷ 395,343,271 shares)	$ 9.57

Class A: Net Asset Value and redemption price per share ($379,162,417 ÷ 40,671,452 shares)	$ 9.32

Maximum offering price per share (100/94.25 of $9.32)	$ 9.89
Class T: Net Asset Value and redemption price per share ($1,013,118 ÷ 109,910 shares)	$ 9.22

Maximum offering price per share (100/96.50 of $9.22)	$ 9.55
Class B: Net Asset Value and offering price per share ($399,499 ÷ 43,659 shares)A	$ 9.15

Class C: Net Asset Value and offering price per share ($521,989 ÷ 57,007 shares)A	$ 9.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,720,040 ÷ 180,186 shares)	$ 9.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2008
Investment Income
Dividends		$ 59,289,063
Interest		748,018
Income from Fidelity Central Funds		4,454,289
Total income		64,491,370

Expenses
Management fee	$ 29,327,907
Transfer agent fees	816,675
Distribution fees	1,149,991
Accounting and security lending fees	1,198,648
Custodian fees and expenses	250,123
Independent trustees' compensation	22,595
Depreciation in deferred trustee compensation account	(42)
Registration fees	67,494
Audit	82,069
Legal	50,529
Interest	116,815
Miscellaneous	59,459
Total expenses before reductions	33,142,263
Expense reductions	(699,406)	32,442,857
Net investment income (loss)		32,048,513
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,870,754
Other affiliated issuers	10,464
Foreign currency transactions	(286,462)
Total net realized gain (loss)		65,594,756
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,329,634,360)
Assets and liabilities in foreign currencies	(87,126)
Total change in net unrealized appreciation (depreciation)		(1,329,721,486)
Net gain (loss)		(1,264,126,730)
Net increase (decrease) in net assets resulting from operations		$ (1,232,078,217)

Statement of Changes in Net Assets

	Year ended September 30, 2008	Year ended September 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,048,513	$ 48,840,366
Net realized gain (loss)	65,594,756	700,634,489
Change in net unrealized appreciation (depreciation)	(1,329,721,486)	248,754,142
Net increase (decrease) in net assets resulting from operations	(1,232,078,217)	998,228,997
Distributions to shareholders from net investment income	(43,055,768)	(56,633,564)
Distributions to shareholders from net realized gain	(762,330,303)	(319,652,073)
Total distributions	(805,386,071)	(376,285,637)
Share transactions - net increase (decrease)	376,675,699	(200,869,389)
Total increase (decrease) in net assets	(1,660,788,589)	421,073,971

Net Assets
Beginning of period	5,828,896,833	5,407,822,862
End of period (including undistributed net investment income of $24,215,950 and undistributed net investment income of $37,878,944, respectively)	$ 4,168,108,244	$ 5,828,896,833

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 12.91	$ 11.91	$ 11.03	$ 10.02
Income from Investment Operations
Net investment income (loss) C	.08	.12	.14	.19 F	.12
Net realized and unrealized gain (loss)	(2.86)	2.25	1.18	.86	.97
Total from investment operations	(2.78)	2.37	1.32	1.05	1.09
Distributions from net investment income	(.11)	(.14)	(.13)	(.17)	(.08)
Distributions from net realized gain	(1.91)	(.77)	(.19)	-	-
Total distributions	(2.02) H	(.91)	(.32)	(.17)	(.08)
Net asset value, end of period	$ 9.57	$ 14.37	$ 12.91	$ 11.91	$ 11.03
Total ReturnA,B	(22.45)%	19.44%	11.25%	9.51%	10.91%
Ratios to Average Net Assets D,G
Expenses before reductions	.59%	.60%	.61%	.62%	.61%
Expenses net of fee waivers, if any	.59%	.60%	.61%	.62%	.61%
Expenses net of all reductions	.58%	.59%	.57%	.51%	.55%
Net investment income (loss)	.64%	.90%	1.13%	1.68% F	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,785,291	$ 5,352,895	$ 5,034,751	$ 4,965,789	$ 4,998,159
Portfolio turnover rate E	283%	200%	184%	244%	212%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.019 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

Financial Highlights - Class A

Years ended September 30,

2008

2007

2006

2005 J

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.04	$ 12.64	$ 11.66	$ 10.80	$ 9.81
Income from Investment Operations
Net investment income (loss) D	.03	.07	.08	.13 G	.04
Net realized and unrealized gain (loss)	(2.78)	2.19	1.16	.83	.96
Total from investment operations	(2.75)	2.26	1.24	.96	1.00
Distributions from net investment income	(.06)	(.09)	(.07)	(.10)	(.01)
Distributions from net realized gain	(1.91)	(.77)	(.19)	-	-
Total distributions	(1.97) I	(.86)	(.26)	(.10)	(.01)
Net asset value, end of period	$ 9.32	$ 14.04	$ 12.64	$ 11.66	$ 10.80
Total Return A,B,C	(22.73)%	18.90%	10.81%	8.86%	10.20%
Ratios to Average Net Assets E,H
Expenses before reductions	.99%	.99%	1.06%	1.17%	1.34%
Expenses net of fee waivers, if any	.99%	.99%	1.06%	1.17%	1.34%
Expenses net of all reductions	.97%	.98%	1.02%	1.06%	1.27%
Net investment income (loss)	.25%	.51%	.68%	1.14% G	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 379,162	$ 471,593	$ 372,010	$ 293,602	$ 216,223
Portfolio turnover rate F	283%	200%	184%	244%	212%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.969 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.91	$ 12.57	$ 11.66	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.02)	.01	.04	.01
Net realized and unrealized gain (loss)	(2.76)	2.19	1.14	.31
Total from investment operations	(2.78)	2.20	1.18	.32
Distributions from net investment income	(.01)	(.09)	(.08)	-
Distributions from net realized gain	(1.91)	(.77)	(.19)	-
Total distributions	(1.91) J	(.86)	(.27)	-
Net asset value, end of period	$ 9.22	$ 13.91	$ 12.57	$ 11.66
Total Return B,C,D	(23.06)%	18.49%	10.31%	2.82%
Ratios to Average Net Assets F,I
Expenses before reductions	1.42%	1.43%	1.43%	1.33% A
Expenses net of fee waivers, if any	1.42%	1.43%	1.43%	1.33% A
Expenses net of all reductions	1.40%	1.42%	1.39%	1.21% A
Net investment income (loss)	(.18)%	.07%	.31%	.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,013	$ 1,063	$ 434	$ 103
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.914 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

Financial Highlights - Class B

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 12.51	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05)	(.03)	(.01)
Net realized and unrealized gain (loss)	(2.74)	2.18	1.15	.31
Total from investment operations	(2.82)	2.13	1.12	.30
Distributions from net investment income	-	(.04)	(.06)	-
Distributions from net realized gain	(1.86)	(.77)	(.19)	-
Total distributions	(1.86) J	(.81)	(.25)	-
Net asset value, end of period	$ 9.15	$ 13.83	$ 12.51	$ 11.64
Total Return B,C,D	(23.45)%	17.92%	9.74%	2.65%
Ratios to Average Net Assets F,I
Expenses before reductions	1.90%	1.91%	1.95%	1.85% A
Expenses net of fee waivers, if any	1.90%	1.91%	1.95%	1.85% A
Expenses net of all reductions	1.88%	1.90%	1.91%	1.74% A
Net investment income (loss)	(.66)%	(.41)%	(.21)%	(.32)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 399	$ 466	$ 284	$ 118
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.863 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.85	$ 12.53	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05)	(.01)	(.01)
Net realized and unrealized gain (loss)	(2.73)	2.18	1.15	.31
Total from investment operations	(2.81)	2.13	1.14	.30
Distributions from net investment income	-	(.04)	(.06)	-
Distributions from net realized gain	(1.88)	(.77)	(.19)	-
Total distributions	(1.88) J	(.81)	(.25)	-
Net asset value, end of period	$ 9.16	$ 13.85	$ 12.53	$ 11.64
Total Return B,C,D	(23.39)%	17.87%	9.89%	2.65%
Ratios to Average Net Assets F,I
Expenses before reductions	1.90%	1.91%	1.86%	1.82% A
Expenses net of fee waivers, if any	1.90%	1.91%	1.86%	1.82% A
Expenses net of all reductions	1.89%	1.90%	1.82%	1.71% A
Net investment income (loss)	(.66)%	(.41)%	(.12)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 522	$ 458	$ 229	$ 103
Portfolio turnover rate G	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.879 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

Financial Highlights - Institutional Class

Years ended September 30,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.33	$ 12.90	$ 11.91	$ 11.57
Income from Investment Operations
Net investment income (loss) D	.06	.11	.12	.02
Net realized and unrealized gain (loss)	(2.84)	2.23	1.17	.32
Total from investment operations	(2.78)	2.34	1.29	.34
Distributions from net investment income	(.09)	(.14)	(.11)	-
Distributions from net realized gain	(1.91)	(.77)	(.19)	-
Total distributions	(2.00) I	(.91)	(.30)	-
Net asset value, end of period	$ 9.55	$ 14.33	$ 12.90	$ 11.91
Total Return B,C	(22.48)%	19.20%	11.04%	2.94%
Ratios to Average Net Assets E,H
Expenses before reductions	.74%	.74%	.78%	.83% A
Expenses net of fee waivers, if any	.74%	.74%	.78%	.83% A
Expenses net of all reductions	.73%	.69%	.74%	.71% A
Net investment income (loss)	.50%	.80%	.96%	.67% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,720	$ 2,422	$ 114	$ 103
Portfolio turnover rate F	283%	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2008

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II: O and Destiny Plans II: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 144,438,106
Unrealized depreciation	(712,626,441)
Net unrealized appreciation (depreciation)	(568,188,335)
Undistributed ordinary income	23,044,911
Undistributed long-term capital gain	172,372

Cost for federal income tax purposes	$ 4,786,239,549

The tax character of distributions paid was as follows:

	September 30, 2008	September 30, 2007
Ordinary Income	$ 333,675,118	$ 222,686,589
Long-term Capital Gains	471,710,953	153,599,048
Total	$ 805,386,071	$ 376,285,637

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $14,770,871,545 and $15,099,403,009, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	1,134,411	$ 7,429
Class T	.25%	.25%	5,350	288
Class B	.75%	.25%	4,945	3,981
Class C	.75%	.25%	5,285	2,797
			$ 1,149,991	$ 14,495

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ -
Class T	-
Class B*	37
Class C*	25
$ 62

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the transfer agent for Class O. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 153,594	-*
Class A	653,296.14
Class T	3,471.32
Class B	1,504.30
Class C	1,624.31
Institutional Class	3,186.15
	$ 816,675

* Amount less than .01%.

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $173,473 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,978,606	2.91%	$ 114,530

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $10,395 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,473,552.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $4,317,500. The weighted average interest rate was 2.38%. The interest expense amounted to $2,285 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $692,855 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 551

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $2,527,975, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2008	2007
From net investment income
Class O	$ 40,933,328	$ 53,852,598
Class A	2,106,450	2,750,820
Class T	527	4,757
Class B	-	1,145
Class C	-	803
Institutional Class	15,463	23,441
Total	$ 43,055,768	$ 56,633,564
From net realized gain
Class O	$ 696,957,954	$ 296,173,474
Class A	64,779,107	23,268,152
Class T	143,694	41,151
Class B	67,933	23,203
Class C	64,542	17,168
Institutional Class	317,073	128,925
Total	$ 762,330,303	$ 319,652,073

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2008	2007	2008	2007
Class O
Shares sold	16,057,568	17,079,006	$ 193,845,310	$ 224,837,373
Reinvestment of distributions	58,139,167	27,086,415	713,948,956	337,496,714
Shares redeemed	(51,302,412)	(61,650,556)	(617,418,741)	(817,739,781)
Net increase (decrease)	22,894,323	(17,485,135)	$ 290,375,525	$ (255,405,694)
Class A
Shares sold	5,411,532	5,644,265	$ 63,707,961	$ 72,699,279
Reinvestment of distributions	5,544,964	2,112,917	66,539,525	25,819,847
Shares redeemed	(3,862,439)	(3,618,757)	(44,869,515)	(46,924,186)
Net increase (decrease)	7,094,057	4,138,425	$ 85,377,971	$ 51,594,940
Class T
Shares sold	57,049	82,917	$ 630,134	$ 1,072,648
Reinvestment of distributions	12,119	3,782	144,221	45,908
Shares redeemed	(35,694)	(44,783)	(394,165)	(586,542)
Net increase (decrease)	33,474	41,916	$ 380,190	$ 532,014
Class B
Shares sold	23,902	16,452	$ 266,423	$ 211,111
Reinvestment of distributions	5,649	1,910	66,997	23,154
Shares redeemed	(19,562)	(7,422)	(209,450)	(95,416)
Net increase (decrease)	9,989	10,940	$ 123,970	$ 138,849
Class C
Shares sold	41,282	19,743	$ 457,619	$ 257,311
Reinvestment of distributions	5,132	1,465	60,914	17,782
Shares redeemed	(22,503)	(6,398)	(241,130)	(82,083)
Net increase (decrease)	23,911	14,810	$ 277,403	$ 193,010
Institutional Class
Shares sold	17,393	189,754	$ 195,620	$ 2,473,211
Reinvestment of distributions	27,031	12,238	331,400	152,366
Shares redeemed	(33,224)	(41,867)	(386,380)	(548,085)
Net increase (decrease)	11,200	160,125	$ 140,640	$ 2,077,492

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 25, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of the Fidelity Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2008, $84,593,313, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 15% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 18% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	7,301,245,402.99	95.180
Withheld	369,727,258.69	4.820
TOTAL	7,670,972,661.68	100.000
Dennis J. Dirks
Affirmative	7,315,162,274.23	95.362
Withheld	355,810,387.45	4.638
TOTAL	7,670,972,661.68	100.000
Edward C. Johnson 3d
Affirmative	7,279,566,042.90	94.898
Withheld	391,406,618.78	5.102
TOTAL	7,670,972,661.68	100.000
Alan J. Lacy
Affirmative	7,308,976,735.47	95.281
Withheld	361,995,926.21	4.719
TOTAL	7,670,972,661.68	100.000
Ned C. Lautenbach
Affirmative	7,311,645,783.73	95.316
Withheld	359,326,877.95	4.684
TOTAL	7,670,972,661.68	100.000
Joseph Mauriello
Affirmative	7,299,247,385.40	95.154
Withheld	371,725,276.28	4.846
TOTAL	7,670,972,661.68	100.000
Cornelia M. Small
Affirmative	7,304,074,583.68	95.217
Withheld	366,898,078.00	4.783
TOTAL	7,670,972,661.68	100.000
William S. Stavropoulos
Affirmative	7,288,328,101.58	95.012
Withheld	382,644,560.10	4.988
TOTAL	7,670,972,661.68	100.000
David M. Thomas
Affirmative	7,310,154,938.14	95.296
Withheld	360,817,723.54	4.704
TOTAL	7,670,972,661.68	100.000
Michael E. Wiley
Affirmative	7,291,195,796.49	95.049
Withheld	379,776,865.19	4.951
TOTAL	7,670,972,661.68	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Destiny Portfolios to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	5,886,523,798.95	76.738
Against	1,431,969,592.63	18.667
Abstain	340,360,558.94	4.437
Broker Non-Votes	12,118,711.16	0.158
TOTAL	7,670,972,661.68	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Capital Development Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the first quartile for the one-year period, the second quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESII-I-UANN-1108
1.814761.103

Item 2. Code of Ethics

As of the end of the period, September 30, 2008, Fidelity Destiny Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Capital Development Fund and Fidelity Advisor Diversified Stock Fund (the "Funds"):

Services Billed by Deloitte Entities

September 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$53,000	$-	$5,600	$-
Fidelity Advisor Diversified Stock Fund	$52,000	$-	$5,600	$-

September 30, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$67,000	$-	$5,200	$-
Fidelity Advisor Diversified Stock Fund	$61,000	$-	$5,200	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2008A	September 30, 2007A
Audit-Related Fees	$410,000	$-
Tax Fees	$-	$-
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2008 A	September 30, 2007 A
Deloitte Entities	$890,000	$595,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Destiny Portfolios

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 5, 2008
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 5, 2008